Filed with the Securities and Exchange Commission on May 19, 2021

Securities Act of 19933 File No. 333-180308

Investment Company Act of 1940 File No. 811-22680

U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

Pre-Effective Amendment No.

Post-Effective Amendment No. 182

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]

Amendment No. 185

(Check appropriate box or boxes)

ULTIMUS MANAGERS TRUST

(Exact Name of Registrant as Specified in Charter)

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (513) 587-3400

Natalie S. Anderson

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

/ /       immediately upon filing pursuant to paragraph (b)

/ /       on ________ pursuant to paragraph (b)

/ /       60 days after filing pursuant to paragraph (a) (1)

/ /       on (date) pursuant to paragraph (a) (1)

/ X /       75 days after filing pursuant to paragraph (a) (2)

/ /       on (date) pursuant to paragraph (a) (2) of Rule 485(b)

If appropriate, check the following box:

/ /       This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The information in this Prospectus is not complete and may be changed. The Funds may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion, dated May 19, 2021

PROSPECTUS

August [2], 2021

WESTWOOD QUALITY ALLCAP FUND

TICKER SYMBOL: [TBD]

WESTWOOD SMALLCAP GROWTH FUND

TICKER SYMBOL: [TBD]

INSTITUTIONAL SHARES

INVESTMENT ADVISER:

WESTWOOD MANAGEMENT CORP.

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this Prospectus.
Any representation to the contrary is a criminal offense.

About This Prospectus

This Prospectus has been arranged into different sections so that you can easily review this important information. For detailed information about each Fund, please see:

Page
WESTWOOD QUALITY ALLCAP FUND	XX
FUND INVESTMENT OBJECTIVE	XX
FUND FEES AND EXPENSES	XX
PRINCIPAL INVESTMENT STRATEGIES	XX
PRINCIPAL RISKS	XX
PERFORMANCE INFORMATION	XX
INVESTMENT ADVISER	XX
PORTFOLIO MANAGERS	XX
WESTWOOD SMALLCAP GROWTH FUND	XX
FUND INVESTMENT OBJECTIVE	XX
FUND FEES AND EXPENSES	XX
PRINCIPAL INVESTMENT STRATEGIES	XX
PRINCIPAL RISKS	XX
PERFORMANCE INFORMATION	XX
INVESTMENT ADVISER	XX
PORTFOLIO MANAGER	XX
SUMMARY INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION	XX
MORE INFORMATION ABOUT RISK	XX
MORE INFORMATION ABOUT FUND INVESTMENTS	XX
INFORMATION ABOUT PORTFOLIO HOLDINGS	XX
INVESTMENT ADVISER	XX
PORTFOLIO MANAGERS	XX
PURCHASING, SELLING AND EXCHANGING FUND SHARES	XX
PAYMENTS TO FINANCIAL INTERMEDIARIES	XX
OTHER POLICIES	XX
DIVIDENDS AND DISTRIBUTIONS	XX
TAXES	XX
ADDITIONAL INFORMATION	XX
FINANCIAL HIGHLIGHTS	XX
HOW TO OBTAIN MORE INFORMATION ABOUT THE FUNDS	Back Cover

WESTWOOD QUALITY ALLCAP FUND

Fund Investment Objective

The investment objective of the Westwood Quality AllCap Fund (the “Fund” or the “AllCap Fund”) is to seek long-term capital appreciation.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell Institutional Shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Institutional Shares, which are not reflected in the table or the example below.  Shares of the Fund are available in other share classes that have different fees and expenses.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Institutional Shares
Management Fees	0.45%
Other Expenses[1]	[0.__]%
Total Annual Fund Operating Expenses	[0.__]%
Shareholder Servicing Fees	0.20%
Less Fee Reductions and/or Expense Reimbursements[2]	(0.__)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	0.65%

1          “Other Expenses” are based on estimated amounts for the current fiscal year.

2          Westwood Management Corp. (the “Adviser”) has contractually agreed to reduce fees and reimburse expenses in order to keep Total Annual Fund Operating Expenses for Institutional Shares (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, and extraordinary expenses (collectively, “excluded expenses”)) from exceeding 0.65% of the Fund’s Institutional Shares’ average daily net assets until [ ], 2024. In addition, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense cap to recoup all or a portion of its prior fee reductions or expense reimbursements made during the rolling three-year period preceding the date of the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This Agreement may be terminated: (i) by the Board of Trustees (the “Board”) of Ultimus Managers Trust (the “Trust”), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on [ ], 2024. This agreement will terminate automatically if the Fund’s investment advisory agreement with the Adviser is terminated.

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Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$[ ]	$[ ]

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund’s performance. As the Fund recently commenced operations, there is not yet any portfolio turnover to report.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing in securities of companies which the Adviser believes are undervalued in relation to the broader market, employ superior business models compared to their competition, and possess strong balance sheets and free cash flow.

Generally, the universe of securities from which the Adviser selects investments will encompass companies of all market capitalizations greater than $100 million at the time of purchase. The equity securities in which the Fund invests are primarily common stocks, but may also include shares of exchange-traded funds (“ETFs”) , real estate investment trusts (“REITs”), and master limited partnerships (“MLPs”). These investments will generally be in domestic companies, but may also be equity securities of foreign companies, either directly or via American Depositary Receipts (“ADRs”).

Out of this universe, the Adviser employs a 3-step process to identify potential investments for the Fund:

1)	Fundamental Research

During this step, the Adviser’s analysts employ proprietary fundamental research to identify the strongest potential investment opportunities within their area of specialization. Analysts will consider data such as the company’s history of financial statements, the Adviser’s proprietary projections for the company’s future financial statements, interviews with senior management of target companies, quantitative analysis such as free cash flow analysis and price/equity to growth estimates, and industry earnings estimates.

2)	Research Group Peer Review

After the strongest potential investments are identified in the step above, the potential investments are then presented to the internal research group. The research group will then consider sector and

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industry trends, review the initial financial research, and approve or reject particular securities for the portfolio construction step, below.

3)	Portfolio Construction

During this step, the portfolio management team will review the securities approved by the research group, and then consider a variety of factors in determining which final securities will be purchased. These factors generally include the Adviser’s projections for the company’s growth potential, the Fund’s overall portfolio risk characteristics, and the diversity of the Fund’s portfolio sectors

Using this process, the Adviser then selects approximately 50 to 80 securities for the Fund that it believes have attractive valuations and strong fundamentals in relation to the broader market.

The Fund may sell securities [to, among other things, secure gains, limit losses, redeploy assets when the Adviser identifies promising opportunities, or manage cash levels in the Fund’s portfolio.] The Adviser will not necessarily sell a security that has depreciated below the stated market capitalization defined above.

Principal Risks

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

Equity Risk – Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

•	Large-Capitalization Company Risk – The large capitalization companies in which the Fund invests may lag the performance of smaller capitalization companies because large capitalization companies may experience slower rates of growth than smaller capitalization companies and may not respond as quickly to market changes and opportunities.

•	Small- and Mid-Capitalization Company Risk – The small- and mid-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have
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limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

•	Micro-Capitalization Company Risk – Micro-capitalization companies may be newly formed or in the early stages of development with limited product lines, markets or financial resources. Therefore, micro-capitalization companies may be less financially secure than large-, mid- and small-capitalization companies and may be more vulnerable to key personnel losses due to reliance on a smaller number of management personnel. In addition, there may be less public information available about these companies. Micro-cap stock prices may be more volatile than large-, mid- and small-capitalization companies and such stocks may be more thinly traded and thus difficult for the Fund to buy and sell in the market.

Investment Style Risk – The Fund pursues a “value style” of investing. Value investing focuses on companies with stocks that appear undervalued in light of factors such as the company’s earnings, book value, revenues or cash flow. If the Adviser’s assessment of market conditions, or a company’s value or its prospects for exceeding earnings expectations is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds. In addition, “value stocks” can continue to be undervalued by the market for long periods of time.

Market Risk – The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

REIT Risk – REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as the following: declines in property values; increases in property taxes, operating expenses, interest rates or competition; overbuilding; zoning changes; and losses from casualty or condemnation. REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs’ operating expenses, in addition to paying Fund expenses. REIT operating expenses are not reflected in the fee table and example in this Prospectus.

MLP Risk – MLPs are limited partnerships in which the ownership units are publicly traded. MLPs often own several properties or businesses (or own interests) that are related to oil and gas industries or other natural resources, but they also may finance other projects. To the extent that an MLP’s interests are all in a particular industry or industries, such as the energy industries, the MLP will be negatively impacted by

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economic events adversely impacting that industry or industries. Additional risks of investing in an MLP also include those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded to investors in a MLP than investors in a corporation. For example, investors in MLPs may have limited voting rights or be liable under certain circumstances for amounts greater than the amount of their investment. In addition, MLPs may be subject to state taxation in certain jurisdictions which will have the effect of reducing the amount of income paid by the MLP to its investors.

Energy companies are affected by worldwide energy prices and costs related to energy production. These companies may have significant operations in areas at risk for natural disasters, social unrest and environmental damage. These companies may also be at risk for increased government regulation and intervention, energy conservation efforts, litigation and negative publicity and perception.

Foreign Company Risk – Investing in foreign companies, including direct investments and through ADRs, which are traded on U.S. exchanges and represent an ownership interest in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the Fund’s portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Foreign Currency Risk – As a result of the Fund’s investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, in which case, the dollar value of an investment in the Fund would be adversely affected.

ETF Risk – ETFs are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. To the extent that the Fund invests in ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities in which the ETF invests, and the value of the Fund’s investment will fluctuate in response to the performance of the ETF’s holdings. ETFs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in ETFs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the ETFs’ operating expenses, in addition to paying Fund expenses. Because the value of ETF shares depends on the demand in the market, shares may trade at a discount or premium to their net asset value

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and the Adviser may not be able to liquidate the Fund’s holdings at the most optimal time, which could adversely affect the Fund’s performance.

New Fund Risk. The Fund was formed in 2021 and has no operating history as of the date of this Prospectus. Accordingly, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy or growing to an economically viable size.

Performance Information

The Fund commenced operations in 2021, and therefore does not yet have performance history for a full calendar year to report. Once the Fund has returns for a full calendar year, this Prospectus will provide performance information which gives some indication of the risks of an investment in the Fund by comparing the Fund’s performance with a broad measure of market performance. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information, current through the most recent month end, is available by calling [Telephone] or by visiting the Fund’s website at [www.westwoodfunds.com].

Investment Adviser

Westwood Management Corp.

Portfolio Managers

Grant Taber, CFA, Senior Vice President, Research Analyst, has managed the Fund since its inception in 2021.

Michael Wall, Vice President, Research Analyst, has managed the Fund since its inception in 2021.

[Additional PM to be added in (b) filing.]

For important information about the purchase and sale of Fund shares, taxes and financial intermediary compensation, please turn to “Summary Information about the Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page [XX] of the Prospectus.

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WESTWOOD SMALLCAP GROWTH FUND

Fund Investment Objective

The investment objective of the Westwood SmallCap Growth Fund (the “Fund” or the “SmallCap Fund”) seeks to achieve long-term capital growth.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell Institutional Shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Institutional Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Institutional Shares
Management Fees	0.55%
Other Expenses[1]	[0.__]%
Total Annual Fund Operating Expenses	[____]%
Shareholder Servicing Fees	0.20%
Less Fee Reductions and/or Expense Reimbursements[2]	[(__)%]%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	0.75%
[1]	“Other Expenses” are based on estimated amounts for the current fiscal year.
[2]	Westwood Management Corp. (the “Adviser”) has contractually agreed to reduce fees and reimburse expenses in order to keep Total Annual Fund Operating Expenses for Institutional Shares (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, and extraordinary expenses (collectively, “excluded expenses”)) from exceeding 0.75% of the Fund’s Institutional Shares’ average daily net assets until [ ], 2024. In addition, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense cap to recoup all or a portion of its prior fee reductions or expense reimbursements made during the rolling three-year period preceding the date of the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This Agreement may be terminated: (i) by the Board of Trustees (the “Board”) of Ultimus Managers Trust (the “Trust”), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on [ ], 2024. This agreement will terminate automatically if the Fund’s investment advisory agreement with the Adviser is terminated.

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Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$[ ]	$[ ]

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund’s performance. As the Fund recently commenced operations, there is not yet any portfolio turnover to report.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by combining multiple investment styles, including growth, value, momentum, and quality. Generally, the Adviser seeks to invest in companies that it believes are attractively valued, and which have strong short- to medium-term earnings and price momentum. The Adviser will consider fundamental factors such as earnings, book value, and cash flow relative to other securities in that company’s relevant universe.

The Adviser uses market data and modeling to help identify attractive future performance characteristics for selecting securities for the Fund. The Adviser’s models allow the portfolio manager to identify emerging trends. The Adviser uses these proprietary models to help focus on the most attractive opportunity set. In addition, the Adviser also employs models to help with portfolio construction within a target risk framework and blending with the portfolio manager’s outlook for positioning. The Adviser consistently reviews the models for data consistency. Final portfolio positioning and investment selections are reviewed and approved by the Fund’s portfolio manager.

Under normal circumstances, the Fund invests at least 80% of its net assets (including the amount of any borrowing for investment purposes) in equity securities of small capitalization (“small-cap”) companies, which the Fund defines as those companies within the market capitalization range of the Russell 2000 Growth Index at the time of initial purchase. This investment policy may be changed by the Fund upon 60 days’ prior written notice to shareholders.

[The equity securities in which the Fund invests are primarily common stocks, but may also include shares of exchange-traded funds (“ETFs”), real estate investment trusts (“REITs”), royalty trusts, and master limited partnerships (“MLPs”). The Fund generally invests in securities of domestic companies, but may also invest in equity securities of foreign companies and American Depositary Receipts (“ADRs”). In the event the Fund invests in foreign securities and ADRs, the Adviser expects that the Fund’s investment in such securities would normally represent less than 25% of the Fund’s assets.]

The SmallCap Fund may sell securities [to, among other things, secure gains, limit losses, redeploy assets when the Adviser identifies promising opportunities, or manage cash levels in the Fund’s portfolio.] The

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Adviser will not necessarily sell a security that appreciated or depreciated outside the Fund’s target capitalization range defined above.

Principal Risks

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

Equity Risk – Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

•	Small-Capitalization Company Risk – The small-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these small-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

Investment Styles Risk – The Fund pursues, in part, a “value style” of investing. Value investing focuses on companies with stocks that appear undervalued in light of factors such as the company’s earnings, book value, revenues or cash flow. If the Adviser’s assessment of market conditions, or a company’s value or its prospects for exceeding earnings expectations is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds. In addition, “value stocks” can continue to be undervalued by the market for long periods of time. The Fund also pursues, in part, a “growth style” of investing, meaning that the Fund invests in equity securities of companies that the Adviser believes will increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If a growth company does not meet these expectations, the price of its stock may decline significantly, even if it has increased earnings. Many growth companies do not pay dividends. Companies that do not pay dividends often have greater stock price declines during market downturns. Over time, a growth investing style may go in and

9

out of favor, and when out of favor, may cause the Fund to underperform other equity funds that use differing investing styles.

Quantitative Model Risk – Some aspects of the Fund’s strategy rely on quantitative models and the analysis of specific metrics in constructing the Fund’s portfolio. The impact of these metrics on a stock’s performance can be difficult to predict, and stocks that previously possessed certain desirable quantitative characteristics may not continue to demonstrate those same characteristics in the future. In addition, relying on quantitative models entails the risk that the models themselves may be limited or incorrect, that the data on which the models rely may be incorrect or incomplete, and that the Adviser may not be successful in selecting companies for investment or determining the weighting of particular stocks in the Fund’s portfolio. Any of these factors could cause the Fund to underperform funds with similar strategies that do not select stocks based on quantitative analysis.

Initial Public Offerings (IPOs). The Fund may invest in securities offered in initial public offerings (IPOs) are subject to many of the same risks of investing in companies with smaller market capitalizations and often to a heightened degree. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time, a fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to a fund. There is no assurance that any particular IPO will be successful, or that any gains will be sustainable. Investors should not rely on past gains attributable to IPOs as an indication of future performance.

Growth Investing Risk – Growth stocks tend to be more expensive relative to the issuing company’s earnings or assets compared with other types of stocks, reflecting investors’ expectations of future earnings and assets. As a result, they tend to be more sensitive to changes in, or investors’ expectations of, the issuing company’s earnings and can therefore be more volatile.

Market Risk – The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

Portfolio Turnover Risk – Due to its investment strategy, the Fund may buy and sell securities frequently. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (in particular, short-term gains) realized by the Fund. Shareholders may pay tax on such capital gains.

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Royalty Trust Risk – The Fund may invest in royalty trusts. A royalty trust generally acquires an interest in natural resource companies and distributes the income it receives to the investors of the royalty trust. A sustained decline in demand for crude oil, natural gas and refined petroleum products could adversely affect income and royalty trust revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. A rising interest rate environment could adversely impact the performance of royalty trusts. Rising interest rates could limit the capital appreciation of royalty trusts because of the increased availability of alternative investments at more competitive yields. The Fund’s investment in royalty trusts may result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the royalty trusts’ operating expenses, in addition to paying Fund expenses. Royalty trust operating expenses are not reflected in the fee table and example in the Prospectus.

ETF Risk – ETFs are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. and non-U.S. stock exchanges or otherwise traded in the over-the-counter market. To the extent that a Fund invests in ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities in which the ETF invests, and the value of the Fund’s investment will fluctuate in response to the performance of the ETF's holdings. ETFs typically incur fees that are separate from those of a Fund. Accordingly, a Fund’s investments in ETFs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the ETFs’ operating expenses, in addition to paying Fund expenses.

Foreign Securities Risk – Investing in foreign securities, including direct investments and through ADRs, which are traded on exchanges and represent an ownership interest in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the Fund’s portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Foreign Currency Risk – As a result of the Fund’s investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, in which case, the dollar value of an investment in the Fund would be adversely affected.

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Emerging Markets Securities Risk – The Fund’s investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

MLP Risk – MLPs are limited partnerships in which the ownership units are publicly traded. MLPs often own several properties or businesses (or own interests) that are related to oil and gas industries or other natural resources, but they also may finance other projects. To the extent that an MLP’s interests are all in a particular industry or industries, such as the energy industries, the MLP will be negatively impacted by economic events adversely impacting that industry or industries. Additional risks of investing in an MLP also include those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded to investors in a MLP than investors in a corporation. For example, investors in MLPs may have limited voting rights or be liable under certain circumstances for amounts greater than the amount of their investment. In addition, MLPs may be subject to state taxation in certain jurisdictions which will have the effect of reducing the amount of income paid by the MLP to its investors.

Energy companies are affected by worldwide energy prices and costs related to energy production. These companies may have significant operations in areas at risk for natural disasters, social unrest and environmental damage. These companies may also be at risk for increased government regulation and intervention, energy conservation efforts, litigation and negative publicity and perception.

REIT Risk – REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as the following: declines in property values; increases in property taxes, operating expenses, interest rates or competition; overbuilding; zoning changes; and losses from casualty or condemnation. REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs’ operating expenses, in addition to paying Fund expenses. REIT operating expenses are not reflected in the fee table and example in this Prospectus.

New Fund Risk. The Fund was formed in 2021 and has no operating history as of the date of this Prospectus. Accordingly, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy or growing to an economically viable size.

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Performance Information

The Fund commenced operations in 2021, and therefore does not yet have performance history for a full calendar year to report. Once the Fund has returns for a full calendar year, this Prospectus will provide performance information which gives some indication of the risks of an investment in the Fund by comparing the Fund’s performance with a broad measure of market performance. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information, current through the most recent month end, is available by calling [Telephone] or by visiting the Fund’s website at [www.westwoodfunds.com].

Investment Adviser

Westwood Management Corp.

Portfolio Manager

Mr. Adrian Helfert, Senior Vice President and Chief Investment Officer of Multi-Asset Portfolios, has managed the Fund since its inception in 2021.

For important information about the purchase and sale of Fund shares, taxes and financial intermediary compensation, please turn to “Summary Information about the Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page [XX] of the Prospectus.

Summary Information about the Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation

Purchase and Sale of Fund Shares

To purchase shares of a Fund for the first time, you must invest at least $100,000. There is no minimum for subsequent investments.

Institutional Shares of the Funds are offered exclusively to:

•	certain retirement plans established for the benefit of employees and former employees of the Adviser or its affiliates;
•	defined benefit retirement plans, endowments or foundations;
•	banks and trust companies or law firms acting as trustee or manager for trust accounts;
•	investors who purchase shares through asset-based fee programs available through financial intermediaries;
•	insurance companies; and
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•	Institutional Shares shareholders purchasing Institutional Shares through the reinvestment of dividends or other distributions.

If you own your shares directly, you may redeem your shares on any day that the New York Stock Exchange (the “NYSE”) is open for business by contacting the Funds directly by mail at Westwood Funds, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707 or telephone at [1-877-FUND-WHG (1-877-386-3944)].

If you own your shares through an account with a broker or other institution, contact that broker or institution to redeem your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Funds.

Tax Information

Each Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or IRA, in which case your distribution will be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Funds through a broker-dealer or other financial intermediary (such as a bank), the Funds and their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Funds over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

More Information about Risk

Investing in each Fund involves risk and there is no guarantee that each Fund will achieve its goals. The Adviser’s judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good of a job the Adviser does, you could lose money on your investment in a Fund, just as you could with similar investments.

The value of your investment in a Fund is based on the value of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

Derivatives Risk – A Fund’s use of futures contracts, forward contracts, options and swaps is subject to derivatives risk. Derivatives are often more volatile than other investments and may magnify a Fund’s gains

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or losses. There are various factors that affect a Fund’s ability to achieve its investment objective(s) with derivatives. Successful use of a derivative depends upon the degree to which prices of the underlying assets correlate with price movements in the derivatives the Fund buys or sells. A Fund could be negatively affected if the change in market value of its securities fails to correlate perfectly or at all with the values of the derivatives it purchased or sold. The lack of a liquid secondary market for a derivative may prevent a Fund from closing its derivative positions and could adversely impact its ability to achieve its investment objective(s) or to realize profits or limit losses. Since derivatives may be purchased for a fraction of their value, a relatively small price movement in a derivative may result in an immediate and substantial loss or gain to the Fund. Derivatives are often more volatile than other investments and the Fund may lose more in a derivative than it originally invested in it. Additionally, some derivative instruments are subject to counterparty risk, meaning that the party that issues the derivative may experience a significant credit event and may be unwilling or unable to make timely settlement payments or otherwise honor its obligations.

Forward Contracts. A forward contract involves a negotiated obligation to purchase or sell a specific security or currency at a future date (with or without delivery required), which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are not traded on exchanges; rather, a bank or dealer will act as agent or as principal in order to make or take future delivery of a specified lot of a particular security or currency for a Fund’s account. Risks associated with forwards may include: (i) an imperfect correlation between the movement in prices of forward contracts and the securities or currencies underlying them; (ii) an illiquid market for forwards; (iii) difficulty in obtaining an accurate value for the forwards; and (iv) the risk that the counterparty to the forward contract will default or otherwise fail to honor its obligation. Because forwards require only a small initial investment in the form of a deposit or margin, they also involve a high degree of leverage.

Futures Contracts. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security or asset at a specified future time and at a specified price. Because futures require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage. Accordingly, the fluctuation of the value of futures in relation to the underlying assets upon which they are based is magnified. Thus, a Fund may experience losses that exceed losses experienced by funds that do not use futures contracts. There may be imperfect correlation, or even no correlation, between price movements of a futures contract and price movements of investments for which futures are used as a substitute, or which futures are intended to hedge. Such lack of correlation may be due to factors unrelated to the value of the investments being substituted or hedged, such as speculative or other pressures on the markets in which these instruments are traded.

While futures contracts are generally liquid instruments, under certain market conditions they may become illiquid. For example, futures exchanges may impose daily or intra-day price change limits and/or limit the volume of trading. Additionally, government regulation may further reduce liquidity through similar trading restrictions. As a result, a Fund may be unable to close out its futures contracts at a time that is advantageous.

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Options. Options involve the payment or receipt of a premium by the investor and the corresponding right or obligation, as the case may be, to either purchase or sell the underlying instrument for a specific price at a certain time or during a certain period. Purchasing options involves the risk that the underlying instrument will not change price in the manner expected, so that the investor loses its premium. Selling options involves potentially greater risk because the investor is exposed to the extent of the actual price movement in the underlying instrument rather than only the premium payment received (which could result in a potentially unlimited loss). If a Fund writes a “covered” call option (i.e., a call option on a security in which the Fund holds a long position), the Fund may not participate fully in a rise in market value of the underlying security. If a Fund writes a "covered" put option (i.e., a put option on a security in which the Fund holds a short position), the Fund may not participate fully in a decline in market value of the underlying security. Over-the-counter options also involve counterparty risk.

Swaps. In a swap transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on the “notional amount” of predetermined investments or instruments, which may be adjusted for an interest factor. Swaps can involve greater risks than direct investment in securities, because swaps may be leveraged and are subject to counterparty risk and valuation risk. Swaps may also be considered illiquid. It may not be possible for a Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.

A credit default swap enables a Fund to buy or sell protection against a defined credit event of an issuer. The buyer of a credit default swap is generally obligated to pay the seller a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. A Fund may also invest in credit default swap indexes, which are designed to track representative segments of the credit default swap market and provide investors with exposure to specific baskets of issuers. Credit default swaps and credit default swap indexes are subject to the general risks of swaps described above.

Equity Risk – Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock, convertible securities, interests in master limited partnerships (“MLPs”) and royalty trusts, shares of real estate investment trusts (“REITs”) and American Depositary Receipts (“ADRs”), as well as shares of exchange-traded funds (“ETFs”) that attempt to track the price movement of equity indices. Common stock represents an equity or ownership interest in an issuer. Preferred stock provides a fixed dividend that is paid before any dividends are paid to common stock holders, and which takes precedence over common stock in the event of a liquidation. Like common stock, preferred stocks represent partial ownership in a company, although preferred stock shareholders do not enjoy any of the voting rights of common stockholders. Also, unlike common stock, a preferred stock pays a fixed dividend that does not fluctuate, although the company does not have to pay this dividend if it lacks the financial ability to do so. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the

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issuer and any call provision. Fluctuations in the value of equity securities in which a Fund invests will cause the Fund’s net asset value ("NAV") to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

•	Large-Capitalization Company Risk – The large capitalization companies in which a Fund may invest may lag the performance of smaller capitalization companies because large capitalization companies may experience slower rates of growth than smaller capitalization companies and may not respond as quickly to market changes and opportunities.

•	Small- and Mid-Capitalization Company Risk – The small- and mid-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

•	Micro-Capitalization Company Risk – Micro-capitalization companies may be newly formed or in the early stages of development with limited product lines, markets or financial resources. Therefore, micro-capitalization companies may be less financially secure than large-, mid- and small-capitalization companies and may be more vulnerable to key personnel losses due to reliance on a smaller number of management personnel. In addition, there may be less public information available about these companies. Micro-cap stock prices may be more volatile than large-, mid- and small-capitalization companies and such stocks may be more thinly traded and thus difficult for the Fund to buy and sell in the market.

ETF Risk – ETFs are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. and non-U.S. stock exchanges or otherwise traded in the over-the-counter market. To the extent that a Fund invests in ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities in which the ETF invests, and the value of the Fund’s investment will fluctuate in response to the performance of the ETF's holdings. ETFs typically incur fees that are separate from those of a Fund. Accordingly, a Fund’s investments in ETFs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the ETFs’ operating expenses, in addition to paying Fund expenses.

Because the value of ETF shares depends on the demand in the market, shares may trade at a discount or premium to their NAV and the Adviser may not be able to liquidate a Fund’s holdings at the most optimal time, which could adversely affect the Fund’s performance.

Foreign Currency Risk – Because non-U.S. securities are usually denominated in currencies other than the dollar, the value of a Fund’s portfolio may be influenced by currency exchange rates and exchange control regulations. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the

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Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Foreign/Emerging Market Securities Risk – Investments in securities of foreign companies (including direct investments as well as investments through ADRs) can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. Financial statements of foreign issuers are governed by different accounting, auditing, and financial reporting standards than the financial statements of U.S. issuers and may be less transparent and uniform than in the United States. Thus, there may be less information publicly available about foreign issuers than about most U.S. issuers. Transaction costs are generally higher than those in the United States and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising a Fund's portfolio. These risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries. Additionally, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may result in a Fund having to sell such prohibited securities at inopportune times. Such prohibited securities may have less liquidity as a result of such U.S. Government designation and the market price of such prohibited securities may decline, which may cause the Fund to incur losses.

Market Risk – The risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. A Fund’s NAV per share will fluctuate with the market prices of its portfolio securities. Market risk may affect a single issuer, an industry, a sector or the equity or bond market as a whole. Markets for securities in which a Fund invests may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which a Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken worldwide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The impact of the COVID-19 pandemic may be short term or may last for an extended period of time, and in either case could result in a substantial economic downturn or recession.

Management Style Risk. The Adviser’s method of security selection may not be successful and a Fund may underperform relative to its benchmark index or to other mutual funds that employ similar investment

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strategies. In addition, the Adviser may select investments that fail to perform as anticipated. The ability of a Fund to meet its investment objective is directly related to the success of the Adviser’s investment process and there is no guarantee that the Adviser’s judgments about the attractiveness, value and potential appreciation of a particular investment for a Fund will be correct or produce the desired results.

MLP Risk – MLPs are limited partnerships in which the ownership units are publicly traded. MLPs often own several properties or businesses (or own interests) that are related to oil and gas industries or other natural resources, but they also may finance other projects. To the extent that an MLP’s interests are all in a particular industry or industries, such as the energy industries, the MLP will be negatively impacted by economic events adversely impacting that industry or industries. Additional risks of investing in an MLP also include those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded to investors in an MLP than investors in a corporation; for example, investors in MLPs may have limited voting rights or be liable under certain circumstances for amounts greater than the amount of their investment. In addition, MLPs may be subject to state taxation in certain jurisdictions which will have the effect of reducing the amount of income paid by the MLP to its investors. A Fund’s investment in MLPs may result in the layering of expenses, such that shareholders will indirectly bear a proportionate share of the MLPs’ operating expenses, in addition to paying Fund expenses. MLP operating expenses are not reflected in the fee tables and examples in this Prospectus.

Money Market Instruments Risk - The value of money market instruments may be affected by changing interest rates and by changes in the credit ratings of the investments. An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. A money market fund’s sponsor has no legal obligation to provide financial support to the fund, and there should be no expectation that the sponsor will provide financial support to the fund at any time. Certain money market funds float their NAV while others seek to preserve the value of investments at a stable NAV (typically, $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable NAV per share, is not guaranteed and it is possible for a Fund to lose money by investing in these and other types of money market funds. If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may suspend redemptions (i.e., impose a redemption gate) and thereby prevent a Fund from selling its investment in the money market fund or impose a fee of up to 2% on amounts the Fund redeems from the money market fund (i.e., impose a liquidity fee). These measures may result in an investment loss or prohibit a Fund from redeeming shares when the Adviser would otherwise redeem shares. Money market funds and the securities they invest in are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds.

Quantitative Model Risk – Some aspects of the Fund’s strategy rely on quantitative models and the analysis of specific metrics in constructing the Fund’s portfolio. The impact of these metrics on a stock’s performance can be difficult to predict, and stocks that previously possessed certain desirable quantitative characteristics may not continue to demonstrate those same characteristics in the future. In addition, relying

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on quantitative models entails the risk that the models themselves may be limited or incorrect, that the data on which the models rely may be incorrect or incomplete, and that the Adviser may not be successful in selecting companies for investment or determining the weighting of particular stocks in the Fund’s portfolio. Any of these factors could cause the Fund to underperform funds with similar strategies that do not select stocks based on quantitative analysis.

REIT Risk – REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as the following: declines in property values; increases in property taxes, operating expenses, interest rates or competition; overbuilding; zoning changes; and losses from casualty or condemnation. REITs typically incur fees that are separate from those of the Funds. Accordingly, a Fund’s investments in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs’ operating expenses, in addition to paying Fund expenses. REIT operating expenses are not reflected in the fee tables and examples in this Prospectus.

Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions, and may be subject to defaults by borrowers and to self-liquidations. In addition, a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), or its failure to maintain exemption from registration under the Investment Company Act of 1940, as amended (the “1940 Act”).

Royalty Trust Risk – The SmallCap Fund may invest in royalty trusts. A royalty trust generally acquires an interest in natural resource companies and distributes the income it receives to the investors of the royalty trust. A sustained decline in demand for crude oil, natural gas and refined petroleum products could adversely affect income and royalty trust revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. A rising interest rate environment could adversely impact the performance of royalty trusts. Rising interest rates could limit the capital appreciation of royalty trusts because of the increased availability of alternative investments at more competitive yields. The SmallCap Fund’s investment in royalty trusts may result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the royalty trusts’ operating expenses, in addition to paying Fund expenses. Royalty trust operating expenses are not reflected in the fee table and example in the Prospectus.

Investment Style Risk – Each Fund pursues, at least in part, a “value style” of investing. Value investing focuses on companies with stocks that appear undervalued in light of factors such as the company’s earnings, book value, revenues or cash flow. If the Adviser’s assessment of market conditions, or a company’s value or its prospects for exceeding earnings expectations is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds. In addition, “value stocks” can continue to be undervalued by the market for long periods of time. The SmallCap Fund, in part, pursues, in part, a “growth style” of investing, meaning that the Fund invests in equity securities of companies that the Adviser believes

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will increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If a growth company does not meet these expectations, the price of its stock may decline significantly, even if it has increased earnings. Many growth companies do not pay dividends. Companies that do not pay dividends often have greater stock price declines during market downturns. Over time, a growth investing style may go in and out of favor, and when out of favor, may cause the Fund to underperform other equity funds that use differing investing styles.

Initial Public Offerings (IPOs). Each Fund may invest in securities offered in initial public offerings (IPOs) are subject to many of the same risks of investing in companies with smaller market capitalizations and often to a heightened degree. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time, a fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to a fund. There is no assurance that any particular IPO will be successful, or that any gains will be sustainable. Investors should not rely on past gains attributable to IPOs as an indication of future performance.

New Fund Risk. Each Fund was formed in 2021 and has no operating history as of the date of this Prospectus. Accordingly, investors in the Funds bear the risk that a Fund may not be successful in implementing its investment strategy or growing to an economically viable size.

More Information about Fund Investments

The Investment Objective of the AllCap Fund is to seek to achieve long-term capital appreciation.

The Investment Objective of the SmallCap Fund is to seek to active long-term capital growth.

The Board has reserved the right to change the investment objective of the AllCap Fund or the SmallCap Fund without shareholder approval upon at least 60 days’ prior written notice to shareholders.

The investments and strategies described in this Prospectus are those that the Funds use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Fund may, but is not obligated to, invest up to 100% of its assets in money market instruments and other cash equivalents that would not ordinarily be consistent with its investment objective(s). If a Fund invests in this manner, it may not achieve its investment objective(s). The Funds will only do so if the Adviser believes that the risk of loss outweighs the opportunity for capital appreciation or current income.

This Prospectus describes the Funds’ principal investment strategies, and the Funds will normally invest in the types of securities and other investments described in this Prospectus. In addition to the securities and other investments and strategies described in this Prospectus, each Fund also may invest to a lesser extent in other securities, use other strategies and engage in other investment practices that are not part of its

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principal investment strategies. These investments and strategies, as well as those described in this Prospectus, are described in detail in the Funds’ Statement of Additional Information (the “SAI”) (for information on how to obtain a copy of the SAI see the back cover of this Prospectus). Of course, there is no guarantee that a Fund will achieve its investment goals.

Information about Portfolio Holdings

A description of the Funds’ policy and procedures with respect to the circumstances under which the Funds disclose their portfolio holdings is available in the SAI. Within 10 days of the end of each calendar quarter, each Fund will post its complete portfolio holdings on the internet at www.westwoodfunds.com. This information will generally remain available until it is replaced by new portfolio holdings information as described above. The Adviser may exclude any portion of a Fund’s portfolio holdings from such publication when deemed in the best interest of the Fund. Nevertheless, as described in the SAI, each Fund will disclose its complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter.

Investment Adviser

Westwood Management Corp., a New York corporation formed in 1983, serves as the investment adviser to the Funds and other registered investment companies. The Adviser’s principal place of business is located at 200 Crescent Court, Suite 1200, Dallas, Texas 75201. The Adviser is a wholly-owned subsidiary of Westwood Holdings Group, Inc., an institutional asset management company. As of December 31, 2020, the Adviser had approximately $9.6 billion in assets under management.

The Adviser makes investment decisions for the Funds and continuously reviews, supervises, and administers each Fund’s investment program. The Board supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

For its services to the Westwood Quality AllCap Fund and Westwood SmallCap Growth Fund, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate based on the average daily net assets of the applicable Fund, as set forth in the table below.

Westwood Quality AllCap Fund	0.45%
Westwood SmallCap Growth Fund	0.55%

The Adviser has contractually agreed to reduce its fees and reimburse expenses of the Institutional Shares of the Westwood Quality AllCap Fund and Westwood SmallCap Growth Fund, in order to keep net operating expenses (excluding interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, and extraordinary expenses (collectively, “excluded expenses”)) from exceeding the amounts listed in the table below, as a percentage of the average daily net assets of the Institutional Shares of each Fund.

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Westwood Quality AllCap Fund	0.65%
Westwood SmallCap Growth Fund	0.75%

Unless terminated earlier by the Board, the above contractual fee waivers shall continue in effect until, but may be terminated by the Adviser effective, [ ], 2024.

The Adviser may receive from a share class of a Fund the difference between the share class’ total annual Fund operating expenses (not including excluded expenses) and the share class’ expense cap to recoup all or a portion of its prior fee reductions or expense reimbursements made during the rolling three-year period preceding the date of the recoupment if at any point total annual Fund operating expenses (not including excluded expenses) are below the expense cap (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment.

A discussion regarding the basis for the Board’s approval of the Funds’ investment advisory agreement will be available in the Funds’ [Annual] Report to Shareholders, which will cover the period from [____ to _____.]

Portfolio Managers

Each Fund is managed by a portfolio management team of one or more portfolio managers, and the members of a Fund’s portfolio management team are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. The investment process for Funds is driven by proprietary team-oriented, in-depth, fundamental research. Weekly research meetings provide a forum where the Adviser’s investment professionals discuss current investment ideas within their assigned industries. Generally, the entire portfolio management team, or a sub-set of the team, then debates the merits of recommendations, taking into account the prevailing market environment, the portfolio’s current composition, and the relative value of alternative investments. Investment decisions are generally made by majority agreement of the portfolio management team. The Adviser has identified the following team members as those with the most significant responsibility for each Fund’s assets. This list does not include all members of the investment team.

Mr. Adrian Helfert has served as Senior Vice President and Chief Investment Officer of Multi-Asset Portfolios for the Adviser since February 2020. Prior to this appointment, he served as Senior Vice President and Director of Multi-Asset Portfolios for the Adviser since joining the Adviser in January 2019. He is responsible for leading the firm’s multi-asset strategies team, which includes Income Opportunity and Flexible Income strategies, as well as Global Convertibles and Fixed Income strategies. Prior to joining the Adviser, Mr. Helfert served as Managing Director and Senior Multi-Asset Portfolio Manager at Amundi in London, where he was responsible for Global Fixed Income strategies. During his 13-year Amundi tenure, he also was an investment team leader on absolute return, unconstrained and total return portfolios. Prior to joining Amundi, Mr. Helfert worked at Royal Bank of Scotland and in JPMorgan’s Asset Management Group. Mr. Helfert earned his MBA from Duke University and his BA in physics from the University of

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Virginia, where he was awarded a fellowship for his work in Solid State Physics. He also served in the U.S. Navy / Marine Corps as a Combat Medic. Mr. Helfert has served on the portfolio team for the Westwood Income Opportunity Fund, Westwood Total Return Fund and Westwood High Income Fund since 2019 and the portfolio team for the Westwood Alternative Income Fund since 2020. Mr. Helfert participates in the investment decision process. He has authority to direct trading activity for the Funds and is also responsible for representing the Funds to investors. Mr. Helfert has more than 20 years of investment experience. Mr.

Grant L. Taber, CFA, has served as Senior Vice President, Research Analyst for the Adviser since May 2015. Prior to this appointment, he served as Vice President, Research Analyst from March 2008 to May 2015. Prior to joining the Adviser, Mr. Taber worked at Bessemer Trust Company from 2004 until 2008, where he served as Vice President, Large Cap Research Analyst. He worked at Bear Stearns from 2001 until 2004, where he served as Senior Associate. He has served on the portfolio team for the Westwood Quality SMidCap Fund since 2008 and the portfolio team for the Westwood Quality AllCap Fund since its inception in 2021. He participates in the investment decision process. He has authority to direct trading activity for the Funds and is also responsible for representing the Funds to investors. Mr. Taber has more than 21 years of investment experience.

Mr. Michael Wall, [need bio]

[Additional PM to be added in (b) filing.]

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed, and ownership of Fund shares.

The Administrator and Transfer Agent

Ultimus Fund Solutions, LLC (“Ultimus”, the “Administrator”, or the “Transfer Agent”), located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Funds’ administrator, transfer agent and fund accounting agent. Management and administrative services provided to the Funds by Ultimus include (i) providing office space, equipment and officers and clerical personnel to the Funds, (ii) obtaining valuations, calculating net asset values (“NAVs”) and performing other accounting, tax and financial services, (iii) recordkeeping, (iv) regulatory reporting services, (v) processing shareholder account transactions and disbursing dividends and other distributions, and (vi) administering custodial and other third-party service provider contracts on behalf of the Funds.

The Distributor

Ultimus Fund Distributors, LLC (the “Distributor”), located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, is the Funds’ principal underwriter and serves as the exclusive agent for the distribution of the Funds’ shares. The Distributor may sell the Funds’ shares to or through qualified securities dealers or other approved entities.

The Funds’ SAI has more detailed information about the Adviser and other service providers to the Funds.

Purchasing, Selling and Exchanging Fund Shares

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This section tells you how to purchase, sell (sometimes called “redeem”) and exchange Institutional Shares of the Funds.

For information regarding the federal income tax consequences of transactions in shares of the Funds, including information about cost basis reporting, see “Taxes.”

How to Choose a Share Class

The Funds offers the following classes of shares to investors:

•	Westwood Quality AllCap Fund: Institutional Shares and Ultra Shares
•	Westwood SmallCap Growth Fund: Institutional Shares

Each share class has its own shareholder eligibility criteria, cost structure and other features. The following summarizes the primary features of Institutional Shares and Ultra Shares. Ultra Shares are offered in a separate prospectus. Contact your financial intermediary or a Fund for more information about each Fund's share classes and how to choose between them.

Class Name	Eligible Investors	Investment Minimum	Features
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Institutional Shares	Institutional Shares of a Fund are offered exclusively to:

• certain retirement plans established for the benefit of employees and former employees of the Adviser or its affiliates;

• defined benefit retirement plans, endowments or foundations;

• banks and trust companies or law firms acting as trustee or manager for trust accounts;

• investors who purchase shares through asset-based fee programs available through financial intermediaries;

• insurance companies; and

• Institutional Shares shareholders purchasing Institutional Shares through the reinvestment of dividends or other distributions.	Initial: $100,000	Front-End Sales Charge - None
	Subsequent: None	Contingent Deferred Sales Charge ("CDSC") - None
Rule 12b-1 Fee - None
Shareholder Servicing Fee: • Up to 0.20% for Westwood Quality AllCap Fund and Westwood SmallCap Growth Fund

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Ultra Shares

Ultra Shares of Westwood Quality AllCap Fund are offered exclusively to:

•          employer retirement plans;

•          health savings accounts under section 223 of the Code, if such accounts are maintained by the Fund at an omnibus level;

•          endowments and foundations and local, city and state agencies (or entities acting on their behalf);

•          unaffiliated registered investment companies;

•          collective investment trusts;

•          banks and trust companies or law firms acting as trustee or manager for trust accounts;

•          insurance companies; and

•          Ultra Shares shareholders purchasing Ultra Shares through the reinvestment of dividends or other distributions.

	Initial: $20,000,000 Subsequent: None	Front-End Sales Charge - None CDSC - None Rule 12b-1 Fee - None Shareholder Servicing Fee - None

An investor may be eligible to purchase more than one share class. However, if you purchase shares through a financial intermediary, you may only purchase that class of shares which your financial intermediary sells or services. Your financial intermediary can tell you which classes of shares are available through the intermediary.

How to Purchase Fund Shares

You will ordinarily submit your purchase orders through your securities broker or other financial intermediary through which you opened your shareholder account. To purchase shares directly from the Funds through their transfer agent, complete and send in the application. If you need an application or have

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questions, please call [1-877-FUND-WHG (1-877-386-3944)] or log on to the Funds’ website at [www.westwoodfunds.com].

All investments must be made by check, Automated Clearing House (“ACH”), or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Funds do not accept purchases made by third-party checks, credit cards, credit card checks, cash, traveler’s checks, money orders or cashier’s checks. The Funds’ transfer agent may impose a fee for returned checks.

The Funds reserve the right to reject any specific purchase order for any reason. The Funds are not intended for short-term trading by shareholders in response to short-term market fluctuations. For more information about the Funds’ policy on short-term trading, see “Excessive Trading Policies and Procedures.”

The Funds do not generally accept investments by non-U.S. persons (persons who are citizens of a country other than the U.S. or corporations, partnerships, funds or other entities that are established and organized under the laws of a country other than the U.S.). Non-U.S. persons may be permitted to invest in the Funds subject to the satisfaction of enhanced due diligence. Please contact the Funds for more information.

By Mail

You can open an account with the Funds by sending a check and your account application to the address below. You can add to an existing account by sending the Funds a check and, if possible, the “Invest by Mail” stub that accompanies your confirmation statement. Be sure your check identifies clearly your name, your account number, the Fund name and the share class.

Regular Mail Address

Westwood Funds

c/o Ultimus Fund Solutions, LLC, P.O. Box 46707

Cincinnati, Ohio 45246-0707

Express Mail Address

Westwood Funds

Ultimus Fund Solutions, LLC, .

[INSERT ADDRESS]

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services of purchase orders does not constitute receipt by the Funds’ transfer agent. The share price used to fill the purchase order is the next price calculated by a Fund after the Funds’ transfer agent receives the order in proper form at the P.O. Box provided for regular mail delivery or the office address provided for express mail delivery.

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By Wire

To open an account by wire, call [1-877-FUND-WHG (1-877-386-3944)] for details. To add to an existing account by wire, wire your money using the wiring instructions set forth below (be sure to include the Fund name, the share class and your account number).

The Funds require advance notification of all wire purchases in order to ensure that the wire is received in proper form and that your account is subsequently credited in a timely fashion. Failure to notify the Transfer Agent prior to the transmittal of the bank wire may result in a delay in purchasing shares of a Fund. An order, following proper advance notification to the Transfer Agent, is considered received when a Fund’s custodian, receives payment by wire. If your account application was faxed to the Transfer Agent, you must also mail the completed account application to the Transfer Agent on the same day the wire payment is made. See “Opening an Account – By Mail” above. Your financial institution may charge a fee for wiring funds. Shares will be issued at the NAV next computed after receipt of your wire in proper form.

General Information

You may purchase shares on any day that the New York Stock Exchange (the “NYSE”) is open for business (a “Business Day”). Shares cannot be purchased by Federal Reserve wire on days that either the NYSE or the Federal Reserve is closed. Each Fund’s price per share will be the next determined NAV per share after the Fund or an authorized institution (defined below) receives your purchase order in proper form. “Proper form” means that the Funds were provided a complete and signed account application, including the investor’s social security number or tax identification number, and other identification required by law or regulation, as well as sufficient purchase proceeds.

Each Fund calculates its NAV once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). To receive the current Business Day’s NAV, a Fund or an authorized institution must receive your purchase order in proper form before the close of normal trading on the NYSE. If the NYSE closes early, as in the case of scheduled half-day trading or unscheduled suspensions of trading, the Funds reserve the right to calculate NAV as of the earlier closing time. The Funds will not accept orders that request a particular day or price for the transaction or any other special conditions. Shares will only be priced on Business Days. Since securities that are traded on foreign exchanges may trade on days that are not Business Days, the value of a Fund’s assets may change on days when you are unable to purchase or redeem shares.

Buying or Selling Shares through a Financial Intermediary

In addition to being able to buy and sell Fund shares directly from the Funds through their transfer agent, you may also buy or sell shares of the Funds through accounts with financial intermediaries such as brokers and other institutions that are authorized to place trades in Fund shares for their customers. When you purchase or sell Fund shares through a financial intermediary (rather than directly from the Funds), you may have to transmit your purchase and sale requests to the financial intermediary at an earlier time for

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your transaction to become effective that day. This allows the financial intermediary time to process your requests and transmit them to the Funds prior to the time each Fund calculates its NAV that day. Your financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the Funds on time. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses. Unless your financial intermediary is an authorized institution, orders transmitted by the financial intermediary and received by the Funds after the time NAV is calculated for a particular day will receive the following day’s NAV.

Certain financial intermediaries, including certain broker-dealers and shareholder organizations, are authorized to act as agent on behalf of the Funds with respect to the receipt of purchase and redemption orders for Fund shares (“authorized institutions”). Authorized institutions are also authorized to designate other intermediaries to receive purchase and redemption orders on a Fund’s behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized institution or, if applicable, an authorized institution’s designee, receives the order. Orders will be priced at a Fund’s next computed NAV after they are received by an authorized institution or an authorized institution’s designee. To determine whether your financial intermediary is an authorized institution or an authorized institution’s designee such that it may act as agent on behalf of a Fund with respect to purchase and redemption orders for Fund shares, you should contact your financial intermediary directly.

If you deal directly with a financial intermediary, you will have to follow its procedures for transacting with the Funds. Your financial intermediary may charge a fee for your purchase and/or redemption transactions. For more information about how to purchase or sell Fund shares through a financial intermediary, you should contact the financial intermediary directly.

How the Funds Calculate NAV

The NAV of each Fund is calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern Time) on each day that the NYSE is open for business. Currently, the NYSE is closed on weekends and in recognition of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. To calculate NAV, each Fund’s assets are valued and totaled, liabilities are subtracted, and the balance is divided by the number of shares outstanding. Each Fund generally values its portfolio securities at their current market values determined based on available market quotations. However, if market quotations are not available or are considered to be unreliable due to market or other events, portfolio securities will be valued at their fair values, as of the close of regular trading on the NYSE, as determined in good faith under procedures adopted by the Board. When fair value pricing is employed, the prices of securities used by each Fund to calculate its NAV are based on the consideration by that Fund of a number of subjective factors and therefore may differ from quoted or published prices for the same securities. To the extent the assets of a Fund are invested in other registered investment companies that are not listed on an exchange that Fund’s NAV is calculated based upon the NAVs reported by such registered investment companies, and the prospectuses for these companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. To the extent a Fund has

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portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

When valuing fixed income securities with remaining maturities of more than 60 days, the Funds use the value of the security provided by pricing services. The values provided by a pricing service may be based upon market quotations for the same security, securities expected to trade in a similar manner or a pricing matrix. When valuing fixed income securities with remaining maturities of 60 days or less, the Funds may use the security’s amortized cost. Amortized cost and the use of a pricing matrix in valuing fixed income securities are forms of fair value pricing.

Your order to purchase or redeem shares is priced at the NAV next calculated after your order is received in proper form by that Fund. An order is considered to be in “proper form” if it includes all necessary information and documentation related to the purchase or redemption request, and, if applicable, payment in full of the purchase amount.

Purchases In Kind

Subject to the approval of a Fund, an investor may purchase shares of the Fund with liquid securities and other assets that are eligible for purchase by the Fund (consistent with the Fund’s investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Fund’s valuation policies. These transactions will be effected only if the Adviser deems the security to be an appropriate investment for the Fund. Assets purchased by the Fund in such a transaction will be valued in accordance with procedures adopted by the Fund. The Funds reserve the right to amend or terminate this practice at any time.

Minimum Purchases

You can open an account with a Fund with a minimum initial investment of $100,000. There is no minimum for subsequent investments. Each Fund may accept initial investments of smaller amounts in its sole discretion.

By Automatic Investment Plan (via ACH)

You may not open an account via ACH.  However, once you have established an account, you can set up an automatic investment plan by mailing a completed application to the Funds. These purchases can be made monthly, quarterly, semi-annually and annually in amounts of at least $100 per Fund. To cancel or change a plan, write to the Funds at: Westwood Funds, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707. Cincinnati, Ohio 45246-0707. Please allow up to 15 days to create the plan and 3 days to cancel or change it.

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Fund Codes

The reference information listed below will be helpful to you when you contact the Funds to purchase or exchange Institutional Shares, check a Fund’s daily NAV or obtain additional information.

Fund Name	Ticker Symbol	CUSIP	Fund Code
Westwood Quality AllCap Fund
Westwood SmallCap Growth Fund

How to Sell Your Fund Shares

If you own your shares directly, you may redeem your shares on any Business Day by contacting the Funds directly by mail or telephone at [1-877-FUND-WHG (1-877-386-3944)].

If you own your shares through an account with a broker or other institution, contact that broker or institution to redeem your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Funds.

If you would like to have your sales proceeds, including proceeds generated as a result of closing your account, sent to a third party or an address other than your own, please notify the Funds in writing.

If the shares to be redeemed have a value of greater than $50,000, or if the payment of the proceeds of a redemption of any amount is to be sent to a person other than the shareholder of record or to an address other than that on record with that Fund, you must have all signatures on written redemption requests guaranteed. If the name(s) or the address on your account has changed within the previous 15 days of your redemption request, the request must be made in writing with your signature guaranteed, regardless of the value of the shares being redeemed. The Transfer Agent will accept signatures guaranteed by a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which participates in the Securities Transfer Agents Medallion Program (“STAMP”) sponsored by the Securities Transfer Association. Signature guarantees from financial institutions which do not participate in STAMP will not be accepted. A notary public cannot provide a signature guarantee. The Transfer Agent has adopted standards for accepting signature guarantees from the above institutions. The Funds and the Transfer Agent reserve the right to amend these standards at any time without notice.

Redemption requests by corporate and fiduciary shareholders must be accompanied by appropriate documentation establishing the authority of the person seeking to act on behalf of the account. Forms of resolutions and other documentation to assist in compliance with the Transfer Agent’s procedures may be obtained by calling the Transfer Agent.

The sale price will be the NAV per share next determined after the Funds receive your request in proper form.

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By Mail

To redeem shares by mail, please send a letter to the Funds signed by all registered parties on the account specifying:

•	The Fund name;
•	The share class;
•	The account number;
•	The dollar amount or number of shares you wish to redeem;
•	The account name(s); and
•	The address to which redemption (sale) proceeds should be sent.

All registered shareholders must sign the letter in the exact name(s) in which their account is registered and must designate any special capacity in which they are registered.

Regular Mail Address

Westwood Funds

c/o Ultimus Fund Solutions, LLC, P.O. Box 46707

Cincinnati, Ohio 45246-0707

Express Mail Address

Westwood Funds

c/o Ultimus Fund Solutions, LLC, .

[INSERT ADDRESS]

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services of sell orders does not constitute receipt by the Funds’ transfer agent. The share price used to fill the sell order is the next price calculated by a Fund after the Funds’ transfer agent receives the order in proper form at the P.O. Box provided for regular mail delivery or the office address provided for express mail delivery.

By Telephone

You must first establish the telephone redemption privilege (and, if desired, the wire or ACH redemption privileges) by completing the appropriate sections of the account application. Call [1-877-FUND-WHG (1-877-386-3944)] to redeem your shares. Based on your instructions, a Fund will mail your proceeds to you, or send them to your bank via wire or ACH.

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By Systematic Withdrawal Plan (via ACH)

If your account balance is at least $10,000, you may transfer as little as $100 per month from your account to another financial institution through a Systematic Withdrawal Plan (via ACH).  To participate in this service, you must complete the appropriate sections of the account application and mail it to the Funds.

Receiving Your Money

The length of time each Fund typically expects to pay redemption proceeds is the same regardless of whether the payment is made by check, wire or ACH. Each Fund typically expects to pay redemption proceeds for shares redeemed within the following days after receipt by the Transfer Agent of a redemption request in proper form:

•	For payment by check, the Fund typically expects to mail the check within one (1) to three (3) business days; and
•	For payment by wire or ACH, the Fund typically expects to process the payment within one (1) to three (3) business days.

Payment of redemption proceeds may take longer than the time a Fund typically expects and may take up to 7 calendar days as permitted under the 1940 Act. Under unusual circumstances as permitted by the SEC, the Funds may suspend the right of redemption or delay payment of redemption proceeds for more than 7 calendar days. When shares are purchased by check or through ACH, the proceeds from the redemption of those shares will not be paid until the purchase check or ACH transfer has been converted to federal funds, which could take up to 15 calendar days.

Redemptions In Kind

The Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise and for the protection of a Funds’ remaining shareholders, a Fund might pay all or part of your redemption proceeds in securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were, you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in kind until they are sold.

Involuntary Redemptions of Your Shares

If your account balance drops below $500 because of redemptions, you may be required to sell your shares. The Funds will provide you at least 30 days’ written notice to give you time to add to your account and avoid the involuntary redemption of your shares. The Funds reserve the right to waive the minimum account value requirement in their sole discretion

The Funds reserve the right to determine which potential investors qualify as eligible investors for Institutional Shares of the Funds. Institutional Shares of a Fund held by a non-eligible investor are subject to involuntary redemption by the Fund.

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Suspension of Your Right to Sell Your Shares

The Funds may suspend your right to sell your shares or delay payment of redemption proceeds for more than seven days during times when the NYSE is closed, other than during customary weekends or holidays, or as otherwise permitted by the SEC. More information about this is in the SAI.

How to Exchange Fund Shares

At no charge, you may exchange between like share classes or different share classes of any Westwood Fund in the Trust, where offered, by writing to or calling the Fund. Exchanges are subject to the eligibility requirements and the fees and expenses of the share class you exchange into, as set forth in the applicable prospectus. You may only exchange shares between accounts with identical registrations (i.e., the same names and addresses). An exchange between share classes of the same Westwood Fund is not a taxable event. Unless you are investing through a tax-deferred arrangement, an exchange between share classes of different Westwood Funds is a taxable event, and you may recognize a gain or loss for tax purposes. The following are the current Westwood Funds being offered in the Trust as of the date of this prospectus: [___________________________]. Such Westwood Funds and their share classes are subject to change at any time.

The exchange privilege is not intended as a vehicle for short-term or excessive trading. The Funds may suspend or terminate your exchange privilege if you engage in a pattern of exchanges that is excessive, as determined in the sole discretion of the Funds. For more information about the Funds’ policy on excessive trading, see “Excessive Trading Policies and Procedures.”

Telephone Transactions

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Funds are not responsible for any losses or costs incurred by following telephone instructions they reasonably believe to be genuine. If you or your financial institution transact with the Funds over the telephone, you will generally bear the risk of any loss.

Payments to Financial Intermediaries

The Funds and/or the Adviser may compensate financial intermediaries for providing a variety of services to the Funds and/or their shareholders. Financial intermediaries include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Funds, their service providers or their respective

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affiliates. This section briefly describes how financial intermediaries may be paid for providing these services. For more information, please see “Payments to Financial Intermediaries” in the SAI.

Shareholder Servicing Plan

The Westwood Quality AllCap Fund and the Westwood SmallCap Growth Fund have adopted a shareholder servicing plan that provides that the Funds may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.20% based on the average daily net assets of the Funds’ Institutional Shares.

The services for which financial intermediaries are compensated may include record-keeping, transaction processing for shareholders’ accounts and other shareholder services.

Other Payments by the Funds

The Funds may enter into agreements with financial intermediaries pursuant to which the Funds may pay financial intermediaries for non-distribution-related sub-transfer agency, administrative, sub-accounting, and other shareholder services. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a financial intermediary, or (2) the number of Fund shareholders serviced by a financial intermediary. Any payments made pursuant to such agreements may be in addition to, rather than in lieu of, shareholder services fees the Funds may pay to financial intermediaries pursuant to the Funds’ shareholder servicing plan.

Payments by the Adviser

From time to time, the Adviser and/or its affiliates, in their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support for the Funds. These payments are sometimes characterized as “revenue sharing” payments and are made out of the Adviser’s and/or its affiliates’ own legitimate profits or other resources, and may be in addition to any payments made to financial intermediaries by the Funds. A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Funds available to their customers or registered representatives, including providing the Funds with “shelf space,” placing them on a preferred or recommended fund list, or promoting the Funds in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by SEC and Financial Industry Regulatory Authority (“FINRA”) rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries.

The level of payments made by the Adviser and/or its affiliates to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary’s relationship with the

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Adviser and/or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the NAV or price of a Fund’s shares. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders.

In addition to these payments, your financial intermediary may charge you account fees, commissions or transaction fees for buying or redeeming shares of the Funds, or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request.

Other Policies

Excessive Trading Policies and Procedures

The Funds are intended for long-term investment purposes only and discourage shareholders from engaging in “market timing” or other types of excessive short-term trading. This frequent trading into and out of the Funds may present risks to the Funds’ long-term shareholders and could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Funds’ investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Funds to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.

In addition, because the Funds may invest in foreign securities traded primarily on markets that close prior to the time a Fund determines its NAV, the risks posed by frequent trading may have a greater potential to dilute the value of Fund shares held by long-term shareholders than funds investing exclusively in U.S. securities. In instances where a significant event that affects the value of one or more foreign securities held by a Fund takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV, certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (sometimes referred to as “price” or “time zone” arbitrage). Shareholders who attempt this type of arbitrage may dilute the value of a Fund’s shares if the prices of the Fund’s foreign securities do not reflect their fair values. Although each Fund has procedures designed to determine the fair value of foreign securities for purposes of calculating its NAV when such an event has occurred, fair value pricing, because it involves judgments which are inherently subjective, may not always eliminate the risk of price arbitrage.

In addition, Funds that invest in micro, small- and mid-cap securities, which often trade in lower volumes and may be less liquid, may be more susceptible to the risks posed by frequent trading because frequent transactions in the Funds’ shares may have a greater impact on the market prices of these types of securities.

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The Funds’ service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Funds’ policies and procedures described in this Prospectus and approved by the Board. For purposes of applying these policies, the Funds’ service providers may consider the trading history of accounts under common ownership or control.

When monitoring shareholder purchases and redemptions, the Funds do not apply a quantitative definition to frequent trading. Instead the Funds uses a subjective approach that permits it to reject any purchase orders that it believes may be indicative of market timing or disruptive trading. The right to reject a purchase order applies to any purchase order, including a purchase order placed by financial intermediaries. The Funds may also modify any terms or conditions of purchases of Fund shares or withdraw all or any part of the offering made by this Prospectus.

The Funds and/or their service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Funds’ long-term shareholders. The Funds do not knowingly accommodate frequent purchases and redemptions by Fund shareholders. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Funds will occur. Systematic purchases and redemptions are exempt from these policies.

Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Funds for their customers through which transactions are placed. The Funds may enter into “information sharing agreements” with these financial intermediaries, which permit the Funds to obtain, upon request, information about the trading activity of the intermediary’s customers that invest in the Funds. If the Funds or their service providers identify omnibus account level trading patterns that have the potential to be detrimental to the Funds, the Funds or their service providers may, in their sole discretion, request from the financial intermediary information concerning the trading activity of its customers. Based upon a review of that information, if the Funds or their service providers determine that the trading activity of any customer may be detrimental to the Funds, they may, in their sole discretion, request the financial intermediary to restrict or limit further trading in the Funds by that customer. If the Funds are not satisfied that the intermediary has taken appropriate action, the Funds may terminate the intermediary’s ability to transact in Fund shares. When information regarding transactions in the Funds’ shares is requested by the Funds and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an “indirect intermediary”), financial intermediaries with whom the Funds have an information sharing agreement are generally obligated to obtain transaction information from the indirect intermediary or, if directed by the Funds, to restrict or prohibit the indirect intermediary from purchasing shares of the Funds on behalf of other persons.

The Funds and their service providers will use reasonable efforts to work with financial intermediaries to identify excessive short-term trading in omnibus accounts that may be detrimental to the Funds. However, there can be no assurance that the monitoring of omnibus account level trading will enable the Funds to identify or prevent all such trading by a financial intermediary’s customers. Please contact your financial intermediary for more information.

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Customer Identification and Verification

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Funds will ask your name, address, date of birth, and other information that will allow the Funds to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Funds are required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Funds are required to collect documents to fulfill their legal obligation. Documents provided in connection with your application will be used solely to establish and verify your identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information cannot be obtained within a reasonable timeframe established in the sole discretion of the Funds, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the next-determined NAV per share.

The Funds reserve the right to close or liquidate your account at the next-determined NAV and remit proceeds to you via check if they are unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Funds. Further, the Funds reserve the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

Anti-Money Laundering Program

Customer identification and verification is part of the Funds’ overall obligation to deter money laundering under federal law. The Funds have adopted an anti-money laundering compliance program designed to prevent the Funds from being used for money laundering or the financing of illegal activities. In this regard, the Funds reserve the right to: (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is

39

closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

Unclaimed Property

Each state has unclaimed property rules that generally provide for escheatment (or transfer) to the state of unclaimed property under various circumstances. Such circumstances include inactivity (e.g., no owner-initiated contact for a certain period), returned mail (e.g., when mail sent to a shareholder is returned by the post office, or “RPO,” as undeliverable), or a combination of both inactivity and returned mail. Once it flags property as unclaimed, the applicable Fund will attempt to contact the shareholder, but if that attempt is unsuccessful, the account may be considered abandoned and escheated to the state.

Shareholders that reside in the state of Texas may designate a representative to receive escheatment notifications by completing and submitting a designation form that can be found on the website of the Texas Comptroller. While the designated representative does not have any rights to claim or access the shareholder’s account or assets, the escheatment period will cease if the representative communicates knowledge of the shareholder’s location and confirms that the shareholder has not abandoned his or her property. A completed designation form may be mailed to the Funds (if shares are held directly with the Funds) or to the shareholder's financial intermediary (if shares are not held directly with the Funds).

More information on unclaimed property and how to maintain an active account is available through your state or by calling [1-877-FUND-WHG (1-877-386-3944)].

Dividends and Distributions

The Westwood Quality AllCap Fund and Westwood SmallCap Growth Fund distribute their net investment income and make distributions of their net realized capital gains, if any, at least annually.

If you own Fund shares on a Fund’s record date, you will be entitled to receive the distribution. You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Funds in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Funds receive your written notice. To cancel your election, simply send the Funds written notice.

Taxes

Please consult your tax advisor regarding your specific questions about federal, state and local income taxes. The following is a summary of the U.S. federal income tax consequences of investing in the Funds. This summary is based on current tax laws, which may change. This summary does not apply to shares

40

held in an IRA or other tax-qualified plans, which are generally not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future.

Each Fund has elected and intends to qualify each year for treatment as a regulated investment company for U.S. federal income taxes under Subchapter M of the Code (“RIC”). If it meets certain minimum distribution requirements, a RIC is not subject to tax at the fund level on income and gains from investments that are timely distributed to shareholders. However, a Fund’s failure to qualify as a RIC or to meet minimum distribution requirements would result (if certain relief provisions were not available) in fund-level taxation and, consequently, a reduction in income available for distribution to shareholders.

In order for the Funds to qualify for taxation as a RIC, each Fund must derive at least 90% of its gross income each taxable year from qualifying income and diversify its assets as described in more detail in the SAI.

Certain investments of a Fund may not generate qualifying income if made directly by such Fund. For example, certain Funds intend to invest in royalty trusts. Depending on the U.S. federal income tax classification of these royalty trusts in which a Fund invests, securities issued by certain royalty trusts (such as royalty trusts which are grantor trusts for U.S. federal income tax purposes) may not produce qualifying income for purposes of the requirements to be treated as a RIC under the Code. Additionally, a Fund may be deemed to directly own the assets of each royalty trust, and would need to look to such assets when determining its compliance with the diversification requirements under the Code. Certain Canadian royalty trusts may be treated as corporations for U.S. federal income tax purposes and distributions from such may be qualifying income when received by a Fund. Each Fund will monitor its investments in royalty trusts with the objective of maintaining its continued qualification as a RIC under the Code.

The Funds intend to distribute substantially all of their net investment income and net realized capital gains, if any. The dividends and distributions you receive, whether in cash or reinvested in additional shares of the Funds, may be subject to federal, state, and local taxation, depending upon your tax situation. Income distributions, including distributions of net short-term capital gains but excluding distributions of qualified dividend income, are generally taxable at ordinary income tax rates. Distributions that are reported by the Funds as long-term capital gains and as qualified dividend income are generally taxable at the rates applicable to long-term capital gains currently set at a maximum tax rate for individuals at 20% (lower rates apply to individuals in lower tax brackets). Once a year the Funds (or their administrative agent) will send you a statement showing the types and total amount of distributions you received during the previous year. Certain Funds' investment strategies may limit their ability to make distributions eligible for the reduced tax rates applicable to qualified dividend income.

You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as “buying a dividend” and should be avoided by taxable investors.

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Each sale of Fund shares may be a taxable event. For tax purposes, an exchange of your Fund shares for shares of a different fund is the same as a sale. A sale may result in a capital gain or loss to you. The gain or loss on the sale of Fund shares generally will be treated as a short-term capital gain or loss if you held the shares for 12 months or less, or a long-term capital gain or loss if you held the shares for longer. Any loss realized upon a taxable disposition of Fund shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by you with respect to the Fund shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if you purchase other substantially identical shares within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% tax on their “net investment income,” including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares of a Fund).

The Funds (or their administrative agent) must report to the Internal Revenue Service (“IRS”) and furnish to Fund shareholders cost basis information for Fund shares. In addition to reporting the gross proceeds from the sale of Fund shares, a Fund (or its administrative agent) is also required to report the cost basis information for such shares and indicate whether these shares have a short-term or long-term holding period. For each sale of Fund shares, a Fund will permit its shareholders to elect from among several IRS-accepted cost basis methods, including the average cost basis method. In the absence of an election, a Fund will use the average cost basis method as the default cost basis method. The cost basis method elected by Fund shareholders (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about cost basis reporting. Shareholders also should carefully review the cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

Certain Funds may invest in MLPs taxed as partnerships. Due to a variety of factors, including significant non-cash deductions such as depreciation and depletion, MLPs have historically made cash distributions to limited partners that exceed the amount of taxable income allocable to such limited partners or members. These excess cash distributions would not be treated as income to a Fund but rather would be treated as a return of capital to the extent of the Fund’s basis in the MLP. As a consequence, a Fund may make distributions that exceed its earnings and profits, which would be characterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in Fund shares and result in a higher capital gain or lower capital loss when the Fund shares are sold. After a shareholder’s basis in Fund shares has been reduced to zero, distributions in excess of earnings and profits in respect of those Fund shares will be treated as gain from the sale of the Fund shares.

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“Qualified publicly traded partnership income” within the meaning of section 199A(e)(5) of the Code is eligible for a 20% deduction by non-corporate taxpayers. "Qualified publicly traded partnership income" is generally income of a “publicly traded partnership” that is not treated as a corporation for U.S. federal income tax purposes that is effectively connected with such entity’s trade or business, but does not include certain investment income. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). The Code does not contain a provision permitting a RIC, such as a Fund, to pass the special character of this income through to its shareholders. Currently, direct investors in entities that generate “qualified publicly traded partnership income” will enjoy the lower rate, but investors in RICs that invest in such entities will not. It is uncertain whether future technical corrections or administrative guidance will address this issue to enable a Fund to pass through the special character of “qualified publicly traded partnership income” to shareholders.

MLPs and other partnerships that the Funds may invest in will deliver Schedules K-1 to the Funds to report their share of income, gains, losses, deductions and credits of the MLP or other partnership. These Schedules K-1 may be delayed and may not be received until after the time that a Fund issues its tax reporting statements. As a result, a Fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues you your Form 1099 tax reporting statement and, accordingly, send you a corrected Form 1099.

Certain Funds may invest in REITs. “Qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income eligible for capital gain tax rates) are eligible for a 20% deduction by non-corporate taxpayers. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). Distributions by a Fund to its shareholders that are attributable to qualified REIT dividends received by the Fund and which the Fund properly reports as “section 199A dividends,” are treated as “qualified REIT dividends” in the hands of non-corporate shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying RIC shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. A Fund is permitted to report such part of its dividends as section 199A dividends as are eligible, but is not required to do so.

REITs in which a Fund invests often do not provide complete and final tax information to the Fund until after the time that the Fund issues a tax reporting statement. As a result, a Fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues your tax reporting statement. When such reclassification is necessary, a Fund (or its administrative agent) will send you a corrected, final Form 1099-DIV to reflect the reclassified information. If you receive a corrected Form 1099-DIV, use the information on this corrected form, and not the information on the previously issued tax reporting statement, in completing your tax returns.

To the extent a Fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest the Fund receives from sources in foreign countries. If more than 50% of the total

43

assets of a Fund consists of foreign securities, such Fund will be eligible to file an election with the IRS that may enable shareholders, in effect, to receive either the benefit of a foreign tax credit, or a deduction from such taxes, with respect to any foreign and U.S. possessions income taxes paid by the Fund, subject to certain limitations. If a Fund makes the election, the Fund (or its administrative agent) will report annually to its shareholders the respective amounts per share of the Fund’s income from sources within, and taxes paid to, foreign countries and U.S. possessions.

Because each shareholder’s tax situation is different, you should consult your tax advisor about the tax implications of an investment in the Funds.

More information about taxes is in the SAI.

Additional Information

The Trust enters into contractual arrangements with various parties, including, among others, the Funds’ investment adviser, custodian, transfer agent, accountants, administrator and distributor, who provide services to the Funds. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce the terms of the contractual arrangements against the service providers or to seek any remedy under the contractual arrangements against the service providers, either directly or on behalf of the Trust.

This Prospectus and the SAI provide information concerning the Trust and the Funds that you should consider in determining whether to purchase shares of the Funds. The Funds may make changes to this information from time to time. Neither this Prospectus, the SAI or any document filed as an exhibit to the Trust’s registration statement, is intended to, nor does it, give rise to an agreement or contract between the Trust or the Funds and any shareholder, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person other than any rights conferred explicitly by federal or state securities laws that may not be waived.

Financial Highlights

Because the Funds recently launched, there are no financial or performance information included in this prospectus for the Funds. The fiscal year-end of each Fund is the last day of October each year. Once the information becomes available, you may request a copy of this information by calling the Funds at [1-877-FUND-WHG (1-877-386-3944)].

44

Customer Privacy Notice
FACTS	WHAT DO THE WESTWOOD QUALITY ALLCAP FUND AND THE WESTWOOD SMALLCAP GROWTH FUND (THE “FUNDS”) DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

▪ Social Security number

▪ Assets

▪ Retirement Assets

▪ Transaction History

▪ Checking Account Information

▪ Purchase History

▪ Account Balances

▪ Account Transactions

▪ Wire Transfer Instructions

When you are no longer our customer, we continue to share your information as described in this notice.

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

How?	All financial companies need to share your personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do the Funds share?	Can you limit this sharing?
For our everyday business purposes – Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call [Telephone]
45

Who we are
Who is providing this notice?	Westwood Quality AllCap Fund Westwood SmallCap Growth Fund Ultimus Fund Distributors, LLC (Distributor) Ultimus Fund Solutions, LLC (Administrator and Transfer Agent)
What we do
How do the Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How do the Funds collect my personal information?

▪ Open an account

▪ Provide account information

▪ Give us your contact information

▪ Make deposits or withdrawals from your account

▪ Make a wire transfer

▪ Tell us where to send the money

▪ Tell us who receives the money

▪ Show your government-issued ID

▪ Show your driver’s license

We also collect your personal information from other companies.

We collect your personal information, for example, when you

Why can’t I limit all sharing?

▪ Sharing for affiliates’ everyday business purposes –
information about your creditworthiness

▪ Affiliates from using your information to market to you

▪ Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Federal law gives you the right to limit only

Definitions
Affiliates	Westwood Management Corp., the investment adviser to the Funds, could be deemed to be an affiliate. Companies related by common ownership or control. They can be financial and nonfinancial companies.
Nonaffiliates	The Funds do not share with nonaffiliates so they can market to you. Companies not related by common ownership or control. They can be financial and nonfinancial companies
Joint marketing	The Funds do not jointly market. A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

This information is not part of the Prospectus.

46

The Funds recognize and respect the privacy concerns of their customers. The Funds collect nonpublic personal information about you in the course of doing business with shareholders and investors. “Nonpublic personal information” is personally identifiable financial information about you. For example, it includes information regarding your social security number, account balance, bank account information and purchase and redemption history.

The Funds collect this information from the following sources:

•	Information we receive from you on applications or other forms;
•	Information about your transactions with us and our service providers, or others;
•	Information we receive from consumer reporting agencies (including credit bureaus).

What information the Funds disclose and to whom the Funds disclose information.

The Funds only disclose nonpublic personal information the Funds collect about shareholders as permitted by law. For example, the Funds may disclose nonpublic personal information about shareholders:

•	To government entities, in response to subpoenas or to comply with laws or regulations;
•	When you, the customer, direct the Funds to do so or consent to the disclosure;
•	To companies that perform necessary services for the Funds, such as shareholder servicing centers that the Funds use to process your transactions or maintain your account; and
•	To protect against fraud, or to collect unpaid debts.

Information about former customers.

If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices described in this notice.

How the Funds safeguard information.

The Funds conduct their business affairs through trustees, officers and third parties that provide services pursuant to agreements with the Funds (for example, the service providers described above). We restrict access to your personal and account information to those persons who need to know that information in order to provide services to you. The Funds or their service providers maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Customers of other financial institutions.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary will govern how your non-public personal information will be shared with non-affiliated third parties by that entity.

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ULTIMUS MANAGERS TRUST

WESTWOOD FUNDS

Investment Adviser

Westwood Management Corp.

200 Crescent Court, Suite 1200

Dallas, Texas 75201

Distributor

Ultimus Fund Distributors, LLC

225 Pictoria Drive

Suite 4500

Cincinnati, Ohio 45246

Legal Counsel

Kilpatrick Townsend & Stockton LLP

4208 Six Forks Road, Suite 1400

Raleigh, North Carolina 27609

More information about the Funds is available, without charge, through the following:

Statement of Additional Information (“SAI”): The SAI, dated August [2], 2021, as it may be amended from time to time, includes detailed information about the Funds and Ultimus Managers Trust. The SAI is on file with the U.S. Securities and Exchange Commission (the “SEC”) and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Annual and Semi-Annual Reports: These reports, when available, will list the Funds’ holdings and contain information from the Adviser about investment strategies, and recent market conditions and trends and their impact on Fund performance. The reports will also contain detailed financial information about the Funds.

To Obtain an SAI, Annual or Semi-Annual Report, or More Information:

By Telephone: [1-877-FUND-WHG (1-877-386-3944)]

By Mail: Westwood Funds

c/o Ultimus Fund Solutions, LLC

P.O. Box 46707

Cincinnati, Ohio 45246-0707

By Internet: [www.westwoodfunds.com]

48

From the SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about Ultimus Managers Trust, from the EDGAR Database on the SEC’s website at: http://www.sec.gov. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

The Ultimus Managers Trust Investment Company Act registration number is 811-22680.

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The information in this Prospectus is not complete and may be changed. The Fund may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion, dated May 19, 2021

PROSPECTUS

August [2], 2021

WESTWOOD QUALITY ALLCAP FUND

TICKER SYMBOL: [TBD]

ULTRA SHARES

INVESTMENT ADVISER:

WESTWOOD MANAGEMENT CORP.

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this Prospectus.
Any representation to the contrary is a criminal offense.

About This Prospectus

This Prospectus has been arranged into different sections so that you can easily review this important information. For detailed information about the Fund, please see:

Page
WESTWOOD QUALITY ALLCAP FUND	XX
FUND INVESTMENT OBJECTIVE	XX
FUND FEES AND EXPENSES	XX
PRINCIPAL INVESTMENT STRATEGIES	XX
PRINCIPAL RISKS	XX
PERFORMANCE INFORMATION	XX
INVESTMENT ADVISER	XX
PORTFOLIO MANAGERS	XX
SUMMARY INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION	XX
MORE INFORMATION ABOUT RISK	XX
MORE INFORMATION ABOUT FUND INVESTMENTS	XX
INFORMATION ABOUT PORTFOLIO HOLDINGS	XX
INVESTMENT ADVISER	XX
PORTFOLIO MANAGERS	XX
PURCHASING, SELLING AND EXCHANGING FUND SHARES	XX
PAYMENTS TO FINANCIAL INTERMEDIARIES	XX
OTHER POLICIES	XX
DIVIDENDS AND DISTRIBUTIONS	XX
TAXES	XX
ADDITIONAL INFORMATION	XX
FINANCIAL HIGHLIGHTS	XX
HOW TO OBTAIN MORE INFORMATION ABOUT THE FUND	Back Cover

WESTWOOD QUALITY ALLCAP FUND

Fund Investment Objective

The investment objective of the Westwood Quality AllCap Fund (the “Fund” or the “AllCap Fund”) is to seek long-term capital appreciation.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell Ultra Shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Ultra Shares, which are not reflected in the table or the example below.  Shares of the Fund are available in other share classes that have different fees and expenses.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Ultra Shares
Management Fees	0.45%
Other Expenses[1]	[0.__]%
Total Annual Fund Operating Expenses	[0.__]%
Less Fee Reductions and/or Expense Reimbursements[2]	(0.__)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	0.45%

1          “Other Expenses” are based on estimated amounts for the current fiscal year.

2          Westwood Management Corp. (the “Adviser”) has contractually agreed to reduce fees and reimburse expenses in order to keep Total Annual Fund Operating Expenses for Ultra Shares (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, and extraordinary expenses (collectively, “excluded expenses”)) from exceeding 0.45% of the Fund’s Ultra Shares’ average daily net assets until [ ], 2024. In addition, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense cap to recoup all or a portion of its prior fee reductions or expense reimbursements made during the rolling three-year period preceding the date of the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This Agreement may be terminated: (i) by the Board of Trustees (the “Board”) of Ultimus Managers Trust (the “Trust”), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on [ ], 2024. This agreement will terminate automatically if the Fund’s investment advisory agreement with the Adviser is terminated.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

1

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$[ ]	$[ ]

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. As the Fund recently commenced operations, there is not yet any portfolio turnover to report.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing in securities of companies which the Adviser believes are undervalued in relation to the broader market, employ superior business models compared to their competition, and possess strong balance sheets and free cash flow.

Generally, the universe of securities from which the Adviser selects investments will encompass companies of all market capitalizations greater than $100 million at the time of purchase. The equity securities in which the Fund invests are primarily common stocks, but may also include shares of exchange-traded funds (“ETFs”), real estate investment trusts (“REITs”), and master limited partnerships (“MLPs”). These investments will generally be in domestic companies, but may also be equity securities of foreign companies, either directly or via American Depositary Receipts (“ADRs”).

Out of this universe, the Adviser employs a 3-step process to identify potential investments for the Fund:

1)	Fundamental Research

During this step, the Adviser’s analysts employ proprietary fundamental research to identify the strongest potential investment opportunities within their area of specialization. Analysts will consider data such as the company’s history of financial statements, the Adviser’s proprietary projections for the company’s future financial statements, interviews with senior management of target companies, quantitative analysis such as free cash flow analysis and price/equity to growth estimates, and industry earnings estimates.

2)	Research Group Peer Review

After the strongest potential investments are identified in the step above, the potential investments are then presented to the internal research group. The research group will then consider sector and industry trends, review the initial financial research, and approve or reject particular securities for the portfolio construction step, below.

3)	Portfolio Construction

During this step, the portfolio management team will review the securities approved by the research group, and then consider a variety of factors in determining which final securities will be purchased. These factors generally include the Adviser’s projections for the company’s growth potential, the Fund’s overall portfolio risk characteristics, and the diversity of the Fund’s portfolio sectors

2

Using this process, the Adviser then selects approximately 50 to 80 securities for the Fund that it believes have attractive valuations and strong fundamentals in relation to the broader market.

The Fund may sell securities [to, among other things, secure gains, limit losses, redeploy assets when the Adviser identifies promising opportunities, or manage cash levels in the Fund’s portfolio.] The Adviser will not necessarily sell a security that has depreciated below the stated market capitalization defined above.

Principal Risks

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

Equity Risk – Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

•	Large-Capitalization Company Risk – The large capitalization companies in which the Fund invests may lag the performance of smaller capitalization companies because large capitalization companies may experience slower rates of growth than smaller capitalization companies and may not respond as quickly to market changes and opportunities.

•	Small- and Mid-Capitalization Company Risk – The small- and mid-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.
•	Micro-Capitalization Company Risk – Micro-capitalization companies may be newly formed or in the early stages of development with limited product lines, markets or financial resources. Therefore, micro-capitalization companies may be less financially secure than large-, mid- and small-capitalization companies and may be more vulnerable to key personnel losses due to reliance on a smaller number of management personnel. In addition, there may be less public information available about these companies. Micro-cap stock prices may be more volatile than
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large-, mid- and small-capitalization companies and such stocks may be more thinly traded and thus difficult for the Fund to buy and sell in the market.

Investment Style Risk – The Fund pursues a “value style” of investing. Value investing focuses on companies with stocks that appear undervalued in light of factors such as the company’s earnings, book value, revenues or cash flow. If the Adviser’s assessment of market conditions, or a company’s value or its prospects for exceeding earnings expectations is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds. In addition, “value stocks” can continue to be undervalued by the market for long periods of time.

Market Risk – The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

REIT Risk – REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as the following: declines in property values; increases in property taxes, operating expenses, interest rates or competition; overbuilding; zoning changes; and losses from casualty or condemnation. REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs’ operating expenses, in addition to paying Fund expenses. REIT operating expenses are not reflected in the fee table and example in this Prospectus.

MLP Risk – MLPs are limited partnerships in which the ownership units are publicly traded. MLPs often own several properties or businesses (or own interests) that are related to oil and gas industries or other natural resources, but they also may finance other projects. To the extent that an MLP’s interests are all in a particular industry or industries, such as the energy industries, the MLP will be negatively impacted by economic events adversely impacting that industry or industries. Additional risks of investing in an MLP also include those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded to investors in a MLP than investors in a corporation. For example, investors in MLPs may have limited voting rights or be liable under certain circumstances for amounts greater than the amount of their investment. In addition, MLPs may be subject to state taxation in certain jurisdictions which will have the effect of reducing the amount of income paid by the MLP to its investors.

Energy companies are affected by worldwide energy prices and costs related to energy production. These companies may have significant operations in areas at risk for natural disasters, social unrest and environmental damage. These companies may also be at risk for increased government regulation and intervention, energy conservation efforts, litigation and negative publicity and perception.

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Foreign Company Risk – Investing in foreign companies, including direct investments and through ADRs, which are traded on U.S. exchanges and represent an ownership interest in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the Fund’s portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Foreign Currency Risk – As a result of the Fund’s investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, in which case, the dollar value of an investment in the Fund would be adversely affected.

ETF Risk – ETFs are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. To the extent that the Fund invests in ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities in which the ETF invests, and the value of the Fund’s investment will fluctuate in response to the performance of the ETF’s holdings. ETFs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in ETFs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the ETFs’ operating expenses, in addition to paying Fund expenses. Because the value of ETF shares depends on the demand in the market, shares may trade at a discount or premium to their net asset value and the Adviser may not be able to liquidate the Fund’s holdings at the most optimal time, which could adversely affect the Fund’s performance.

New Fund Risk. The Fund was formed in 2021 and has no operating history as of the date of this Prospectus. Accordingly, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy or growing to an economically viable size.

Performance Information

The Fund commenced operations in 2021, and therefore does not yet have performance history for a full calendar year to report. Once the Fund has returns for a full calendar year, this Prospectus will provide performance information which gives some indication of the risks of an investment in the Fund by comparing the Fund’s performance with a broad measure of market performance. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information, current through the most recent month end, is available by calling [Telephone] or by visiting the Fund’s website at [Website].

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Investment Adviser

Westwood Management Corp.

Portfolio Managers

Grant Taber, CFA, Senior Vice President, Research Analyst, has managed the Fund since its inception in 2021.

Michael Wall, Vice President, Research Analyst, has managed the Fund since its inception in 2021.

[Additional PM to be added in (b) filing.]

For important information about the purchase and sale of Fund shares, taxes and financial intermediary compensation, please turn to “Summary Information about the Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page [XX] of the Prospectus.

Summary Information about the Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation

Purchase and Sale of Fund Shares

To purchase shares of the Fund for the first time, you must invest at least $20,000,000. There is no minimum for subsequent investments.

Ultra Shares of the Fund are offered exclusively to:

•          employer retirement plans;

•	health savings accounts under section 223 of the Internal Revenue Code of 1986, as amended (the “Code”), if such accounts are maintained by the Fund at an omnibus level;

•          endowments and foundations and local, city and state agencies (or entities acting on their behalf);

•          unaffiliated registered investment companies;

•          collective investment trusts;

•          banks and trust companies or law firms acting as trustee or manager for trust accounts;

•          insurance companies; and

•	Ultra Shares shareholders purchasing Ultra Shares through the reinvestment of dividends or other distributions.

If you own your shares directly, you may redeem your shares on any day that the New York Stock Exchange (the “NYSE”) is open for business by contacting the Fund directly by mail at Westwood Funds, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707 or telephone at [1-877-FUND-WHG (1-877-386-3944)].

If you own your shares through an account with a broker or other institution, contact that broker or institution to redeem your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Fund.

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Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or IRA, in which case your distribution will be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

More Information about Risk

Investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goals. The Adviser’s judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good of a job the Adviser does, you could lose money on your investment in the Fund, just as you could with similar investments.

The value of your investment in the Fund is based on the value of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

Derivatives Risk – The Fund’s use of futures contracts, forward contracts, options and swaps is subject to derivatives risk. Derivatives are often more volatile than other investments and may magnify the Fund’s gains or losses. There are various factors that affect the Fund’s ability to achieve its investment objective(s) with derivatives. Successful use of a derivative depends upon the degree to which prices of the underlying assets correlate with price movements in the derivatives the Fund buys or sells. The Fund could be negatively affected if the change in market value of its securities fails to correlate perfectly or at all with the values of the derivatives it purchased or sold. The lack of a liquid secondary market for a derivative may prevent the Fund from closing its derivative positions and could adversely impact its ability to achieve its investment objective(s) or to realize profits or limit losses. Since derivatives may be purchased for a fraction of their value, a relatively small price movement in a derivative may result in an immediate and substantial loss or gain to the Fund. Derivatives are often more volatile than other investments and the Fund may lose more in a derivative than it originally invested in it. Additionally, some derivative instruments are subject to counterparty risk, meaning that the party that issues the derivative may experience a significant credit event and may be unwilling or unable to make timely settlement payments or otherwise honor its obligations.

Forward Contracts. A forward contract involves a negotiated obligation to purchase or sell a specific security or currency at a future date (with or without delivery required), which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the

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time of the contract. Forward contracts are not traded on exchanges; rather, a bank or dealer will act as agent or as principal in order to make or take future delivery of a specified lot of a particular security or currency for the Fund’s account. Risks associated with forwards may include: (i) an imperfect correlation between the movement in prices of forward contracts and the securities or currencies underlying them; (ii) an illiquid market for forwards; (iii) difficulty in obtaining an accurate value for the forwards; and (iv) the risk that the counterparty to the forward contract will default or otherwise fail to honor its obligation. Because forwards require only a small initial investment in the form of a deposit or margin, they also involve a high degree of leverage.

Futures Contracts. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security or asset at a specified future time and at a specified price. Because futures require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage. Accordingly, the fluctuation of the value of futures in relation to the underlying assets upon which they are based is magnified. Thus, the Fund may experience losses that exceed losses experienced by funds that do not use futures contracts. There may be imperfect correlation, or even no correlation, between price movements of a futures contract and price movements of investments for which futures are used as a substitute, or which futures are intended to hedge. Such lack of correlation may be due to factors unrelated to the value of the investments being substituted or hedged, such as speculative or other pressures on the markets in which these instruments are traded.

While futures contracts are generally liquid instruments, under certain market conditions they may become illiquid. For example, futures exchanges may impose daily or intra-day price change limits and/or limit the volume of trading. Additionally, government regulation may further reduce liquidity through similar trading restrictions. As a result, the Fund may be unable to close out its futures contracts at a time that is advantageous.

Options. Options involve the payment or receipt of a premium by the investor and the corresponding right or obligation, as the case may be, to either purchase or sell the underlying instrument for a specific price at a certain time or during a certain period. Purchasing options involves the risk that the underlying instrument will not change price in the manner expected, so that the investor loses its premium. Selling options involves potentially greater risk because the investor is exposed to the extent of the actual price movement in the underlying instrument rather than only the premium payment received (which could result in a potentially unlimited loss). If the Fund writes a “covered” call option (i.e., a call option on a security in which the Fund holds a long position), the Fund may not participate fully in a rise in market value of the underlying security. If the Fund writes a "covered" put option (i.e., a put option on a security in which the Fund holds a short position), the Fund may not participate fully in a decline in market value of the underlying security. Over-the-counter options also involve counterparty risk.

Swaps. In a swap transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on the “notional amount” of predetermined investments or instruments, which may be adjusted for an interest factor. Swaps can involve greater risks than direct investment in securities, because swaps may be leveraged and are subject to counterparty risk and valuation risk. Swaps may also be considered illiquid. It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.

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A credit default swap enables the Fund to buy or sell protection against a defined credit event of an issuer. The buyer of a credit default swap is generally obligated to pay the seller a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. The Fund may also invest in credit default swap indexes, which are designed to track representative segments of the credit default swap market and provide investors with exposure to specific baskets of issuers. Credit default swaps and credit default swap indexes are subject to the general risks of swaps described above.

Equity Risk – Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock, convertible securities, interests in master limited partnerships (“MLPs”) and royalty trusts, shares of real estate investment trusts (“REITs”) and American Depositary Receipts (“ADRs”), as well as shares of exchange-traded funds (“ETFs”) that attempt to track the price movement of equity indices. Common stock represents an equity or ownership interest in an issuer. Preferred stock provides a fixed dividend that is paid before any dividends are paid to common stock holders, and which takes precedence over common stock in the event of a liquidation. Like common stock, preferred stocks represent partial ownership in a company, although preferred stock shareholders do not enjoy any of the voting rights of common stockholders. Also, unlike common stock, a preferred stock pays a fixed dividend that does not fluctuate, although the company does not have to pay this dividend if it lacks the financial ability to do so. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which the Fund invests will cause the Fund’s net asset value ("NAV") to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

•	Large-Capitalization Company Risk – The large capitalization companies in which the Fund may invest may lag the performance of smaller capitalization companies because large capitalization companies may experience slower rates of growth than smaller capitalization companies and may not respond as quickly to market changes and opportunities.

•	Small- and Mid-Capitalization Company Risk – The small- and mid-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

ETF Risk – ETFs are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. and non-U.S. stock exchanges or otherwise traded in the over-the-counter market. To the extent that the Fund invests in ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities in which the ETF invests, and the value of the Fund’s investment will fluctuate in response to the performance of the ETF's holdings. ETFs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in ETFs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the ETFs’ operating expenses, in addition to paying Fund expenses.

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Because the value of ETF shares depends on the demand in the market, shares may trade at a discount or premium to their NAV and the Adviser may not be able to liquidate the Fund’s holdings at the most optimal time, which could adversely affect the Fund’s performance.

Foreign Currency Risk – Because non-U.S. securities are usually denominated in currencies other than the dollar, the value of the Fund’s portfolio may be influenced by currency exchange rates and exchange control regulations. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Foreign/Emerging Market Securities Risk – Investments in securities of foreign companies (including direct investments as well as investments through ADRs) can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. Financial statements of foreign issuers are governed by different accounting, auditing, and financial reporting standards than the financial statements of U.S. issuers and may be less transparent and uniform than in the United States. Thus, there may be less information publicly available about foreign issuers than about most U.S. issuers. Transaction costs are generally higher than those in the United States and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising the Fund's portfolio. These risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries. Additionally, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may result in the Fund having to sell such prohibited securities at inopportune times. Such prohibited securities may have less liquidity as a result of such U.S. Government designation and the market price of such prohibited securities may decline, which may cause the Fund to incur losses.

Market Risk – The risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. The Fund’s NAV per share will fluctuate with the market prices of its portfolio securities. Market risk may affect a single issuer, an industry, a sector or the equity or bond market as a whole. Markets for securities in which the Fund invests may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken worldwide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The impact of the COVID-19 pandemic may be short term or may last for an extended period of time, and in either case could result in a substantial economic downturn or recession.

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Management Style Risk. The Adviser’s method of security selection may not be successful and the Fund may underperform relative to its benchmark index or to other mutual funds that employ similar investment strategies. In addition, the Adviser may select investments that fail to perform as anticipated. The ability of the Fund to meet its investment objective is directly related to the success of the Adviser’s investment process and there is no guarantee that the Adviser’s judgments about the attractiveness, value and potential appreciation of a particular investment for the Fund will be correct or produce the desired results.

MLP Risk – MLPs are limited partnerships in which the ownership units are publicly traded. MLPs often own several properties or businesses (or own interests) that are related to oil and gas industries or other natural resources, but they also may finance other projects. To the extent that an MLP’s interests are all in a particular industry or industries, such as the energy industries, the MLP will be negatively impacted by economic events adversely impacting that industry or industries. Additional risks of investing in an MLP also include those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded to investors in an MLP than investors in a corporation; for example, investors in MLPs may have limited voting rights or be liable under certain circumstances for amounts greater than the amount of their investment. In addition, MLPs may be subject to state taxation in certain jurisdictions which will have the effect of reducing the amount of income paid by the MLP to its investors. The Fund’s investment in MLPs may result in the layering of expenses, such that shareholders will indirectly bear a proportionate share of the MLPs’ operating expenses, in addition to paying Fund expenses. MLP operating expenses are not reflected in the fee tables and examples in this Prospectus.

Money Market Instruments Risk - The value of money market instruments may be affected by changing interest rates and by changes in the credit ratings of the investments. An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. A money market fund’s sponsor has no legal obligation to provide financial support to the fund, and there should be no expectation that the sponsor will provide financial support to the fund at any time. Certain money market funds float their NAV while others seek to preserve the value of investments at a stable NAV (typically, $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable NAV per share, is not guaranteed and it is possible for the Fund to lose money by investing in these and other types of money market funds. If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may suspend redemptions (i.e., impose a redemption gate) and thereby prevent the Fund from selling its investment in the money market fund or impose a fee of up to 2% on amounts the Fund redeems from the money market fund (i.e., impose a liquidity fee). These measures may result in an investment loss or prohibit the Fund from redeeming shares when the Adviser would otherwise redeem shares. Money market funds and the securities they invest in are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds.

Quantitative Model Risk – Some aspects of the SmallCap Fund’s strategy rely on quantitative models and the analysis of specific metrics in constructing the Fund’s portfolio. The impact of these metrics on a stock’s performance can be difficult to predict, and stocks that previously possessed certain desirable quantitative characteristics may not continue to demonstrate those same characteristics in the future. In addition, relying on quantitative models entails the risk that the models themselves may be limited or incorrect, that the data on which the models rely may be incorrect or incomplete, and that the Adviser may

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not be successful in selecting companies for investment or determining the weighting of particular stocks in the Fund’s portfolio. Any of these factors could cause the SmallCap Fund to underperform funds with similar strategies that do not select stocks based on quantitative analysis.

REIT Risk – REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as the following: declines in property values; increases in property taxes, operating expenses, interest rates or competition; overbuilding; zoning changes; and losses from casualty or condemnation. REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs’ operating expenses, in addition to paying Fund expenses. REIT operating expenses are not reflected in the fee tables and examples in this Prospectus.

Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions, and may be subject to defaults by borrowers and to self-liquidations. In addition, a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), or its failure to maintain exemption from registration under the Investment Company Act of 1940, as amended (the “1940 Act”).

Investment Style Risk – The Fund pursues a “value style” of investing. Value investing focuses on companies with stocks that appear undervalued in light of factors such as the company’s earnings, book value, revenues or cash flow. If the Adviser’s assessment of market conditions, or a company’s value or its prospects for exceeding earnings expectations is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds. In addition, “value stocks” can continue to be undervalued by the market for long periods of time.

New Fund Risk. The Fund was formed in 2021 and has a limited operating history as of the date of this Prospectus. Accordingly, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy or growing to an economically viable size.

More Information about Fund Investments

The Investment Objective of the AllCap Fund is to seek to achieve long-term capital appreciation.

The Board has reserved the right to change the investment objective of the AllCap Fund without shareholder approval upon at least 60 days’ prior written notice to shareholders.

The investments and strategies described in this Prospectus are those that the Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may, but is not obligated to, invest up to 100% of its assets in money market instruments and other cash equivalents that would not ordinarily be consistent with its investment objective(s). If the Fund invests in this manner, it may not achieve its investment objective(s). The Fund will only do so if the Adviser believes that the risk of loss outweighs the opportunity for capital appreciation or current income.

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This Prospectus describes the Fund’s principal investment strategies, and the Fund will normally invest in the types of securities and other investments described in this Prospectus. In addition to the securities and other investments and strategies described in this Prospectus, the Fund also may invest to a lesser extent in other securities, use other strategies and engage in other investment practices that are not part of its principal investment strategies. These investments and strategies, as well as those described in this Prospectus, are described in detail in the Fund’s Statement of Additional Information (the “SAI”) (for information on how to obtain a copy of the SAI see the back cover of this Prospectus). Of course, there is no guarantee that the Fund will achieve its investment goals.

Information about Portfolio Holdings

A description of the Fund’s policy and procedures with respect to the circumstances under which the Fund discloses its portfolio holdings is available in the SAI. Within 10 days of the end of each calendar quarter, the Fund will post its complete portfolio holdings on the internet at www.westwoodfunds.com. This information will generally remain available until it is replaced by new portfolio holdings information as described above. The Adviser may exclude any portion of the Fund’s portfolio holdings from such publication when deemed in the best interest of the Fund. Nevertheless, as described in the SAI, the Fund will disclose its complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter.

Investment Adviser

Westwood Management Corp., a New York corporation formed in 1983, serves as the investment adviser to the Fund and other registered investment companies. The Adviser’s principal place of business is located at 200 Crescent Court, Suite 1200, Dallas, Texas 75201. The Adviser is a wholly-owned subsidiary of Westwood Holdings Group, Inc., an institutional asset management company. As of December 31, 2020, the Adviser had approximately $9.6 billion in assets under management.

The Adviser makes investment decisions for the Fund and continuously reviews, supervises, and administers the Fund’s investment program. The Board supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

For its services to the Westwood Quality AllCap Fund, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate based on the average daily net assets of the Fund, as set forth in the table below.

Westwood Quality AllCap Fund	0.45%

The Adviser has contractually agreed to reduce its fees and reimburse expenses of the Ultra Shares of the Westwood Quality AllCap Fund, in order to keep net operating expenses (excluding interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, and extraordinary expenses (collectively, “excluded expenses”)) from exceeding the amounts listed in the table below, as a percentage of the average daily net assets of the Ultra Shares of the Fund.

Westwood Quality AllCap Fund	0.45%

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Unless terminated earlier by the Board, the above contractual fee waivers shall continue in effect until, but may be terminated by the Adviser effective, [ ], 2024.

The Adviser may receive from a share class of the Fund the difference between the share class’ total annual Fund operating expenses (not including excluded expenses) and the share class’ expense cap to recoup all or a portion of its prior fee reductions or expense reimbursements made during the rolling three-year period preceding the date of the recoupment if at any point total annual Fund operating expenses (not including excluded expenses) are below the expense cap (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment.

A discussion regarding the basis for the Board’s approval of the Fund’s investment advisory agreement will be available in the Fund’s [Annual] Report to Shareholders, which will cover the period from [____ to _____. ]

Portfolio Managers

The Fund is managed by a portfolio management team of one or more portfolio managers, and the members of the Fund’s portfolio management team are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. The investment process for the Fund is driven by proprietary team-oriented, in-depth, fundamental research. Weekly research meetings provide a forum where the Adviser’s investment professionals discuss current investment ideas within their assigned industries. Generally, the entire portfolio management team, or a sub-set of the team, then debates the merits of recommendations, taking into account the prevailing market environment, the portfolio’s current composition, and the relative value of alternative investments. Investment decisions are generally made by majority agreement of the portfolio management team. The Adviser has identified the following team members as those with the most significant responsibility for the Fund’s assets. This list does not include all members of the investment team.

Mr. Grant L. Taber, CFA, has served as Senior Vice President, Research Analyst for the Adviser since May 2015. Prior to this appointment, he served as Vice President, Research Analyst from March 2008 to May 2015. Prior to joining the Adviser, Mr. Taber worked at Bessemer Trust Company from 2004 until 2008, where he served as Vice President, Large Cap Research Analyst. He worked at Bear Stearns from 2001 until 2004, where he served as Senior Associate. He has served on the portfolio team for the Westwood Quality SMidCap Fund since 2008 and the portfolio team for the Westwood Quality AllCap Fund since its inception in 2021. He participates in the investment decision process. He has authority to direct trading activity for the Fund and is also responsible for representing the Fund to investors. Mr. Taber has more than 21 years of investment experience.

Mr. Michael Wall, [need bio]

[Additional PM to be added in (b) filing.]

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed, and ownership of Fund shares.

The Administrator and Transfer Agent

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Ultimus Fund Solutions, LLC (“Ultimus”, the “Administrator”, or the “Transfer Agent”), located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Fund’s administrator, transfer agent and fund accounting agent. Management and administrative services provided to the Fund by Ultimus include (i) providing office space, equipment and officers and clerical personnel to the Fund, (ii) obtaining valuations, calculating net asset values (“NAVs”) and performing other accounting, tax and financial services, (iii) recordkeeping, (iv) regulatory reporting services, (v) processing shareholder account transactions and disbursing dividends and other distributions, and (vi) administering custodial and other third-party service provider contracts on behalf of the Fund.

The Distributor

Ultimus Fund Distributors, LLC (the “Distributor”), located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, is the Fund’s principal underwriter and serves as the exclusive agent for the distribution of the Fund’s shares. The Distributor may sell the Fund’s shares to or through qualified securities dealers or other approved entities.

The Fund’s SAI has more detailed information about the Adviser and other service providers to the Fund.

Purchasing, Selling and Exchanging Fund Shares

This section tells you how to purchase, sell (sometimes called “redeem”) and exchange Ultra Shares of the Fund.

For information regarding the federal income tax consequences of transactions in shares of the Fund, including information about cost basis reporting, see “Taxes.”

How to Choose a Share Class

The Fund offers the following classes of shares to investors:

•	Westwood Quality AllCap Fund: Institutional Shares and Ultra Shares

Each share class has its own shareholder eligibility criteria, cost structure and other features. The following summarizes the primary features of Ultra Shares. Institutional Shares are offered in separate prospectuses. Contact your financial intermediary or the Fund for more information about the Fund's share classes and how to choose between them.

Class Name	Eligible Investors	Investment Minimum	Features
Institutional Shares	Institutional Shares of the AllCap Fund are offered exclusively to:

• certain retirement plans established for the benefit of employees and former employees of the Adviser or its affiliates;

• defined benefit retirement plans, endowments or foundations;

	• banks and trust companies	Initial: $100,000	Front-End Sales Charge - None
		Subsequent: None	Contingent Deferred Sales Charge ("CDSC") - None
Rule 12b-1 Fee - None
Shareholder Servicing Fee: • Up to 0.20% for Westwood Quality AllCap Fund

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or law firms acting as trustee or manager for trust accounts;

• investors who purchase shares through asset-based fee programs available through financial intermediaries;

• insurance companies; and

• Institutional Shares shareholders purchasing Institutional Shares through the reinvestment of dividends or other distributions.

Ultra Shares

Ultra Shares of Westwood Quality AllCap Fund are offered exclusively to:

•          employer retirement plans;

•          health savings accounts under section 223 of the Code, if such accounts are maintained by the Fund at an omnibus level;

•          endowments and foundations and local, city and state agencies (or entities acting on their behalf);

•          unaffiliated registered investment companies;

•          collective investment trusts;

•          banks and trust companies or law firms acting as trustee or manager for trust accounts;

•          insurance companies; and

•          Ultra Shares shareholders purchasing Ultra Shares through the reinvestment of dividends or other distributions.

		Initial: $20,000,000 Subsequent: None	Front-End Sales Charge - None CDSC - None Rule 12b-1 Fee - None Shareholder Servicing Fee - None

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An investor may be eligible to purchase more than one share class. However, if you purchase shares through a financial intermediary, you may only purchase that class of shares which your financial intermediary sells or services. Your financial intermediary can tell you which classes of shares are available through the intermediary.

How to Purchase Fund Shares

You will ordinarily submit your purchase orders through your securities broker or other financial intermediary through which you opened your shareholder account. To purchase shares directly from the Fund through its transfer agent, complete and send in the application. If you need an application or have questions, please call [1-877-FUND-WHG (1-877-386-3944)] or log on to the Fund’s website at [www.westwoodfunds.com].

All investments must be made by check, Automated Clearing House (“ACH”), or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Fund does not accept purchases made by third-party checks, credit cards, credit card checks, cash, traveler’s checks, money orders or cashier’s checks. The Fund’s transfer agent may impose a fee for returned checks.

The Fund reserves the right to reject any specific purchase order for any reason. The Fund is not intended for short-term trading by shareholders in response to short-term market fluctuations. For more information about the Fund’s policy on short-term trading, see “Excessive Trading Policies and Procedures.”

The Fund does not generally accept investments by non-U.S. persons (persons who are citizens of a country other than the U.S. or corporations, partnerships, funds or other entities that are established and organized under the laws of a country other than the U.S.). Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence. Please contact the Fund for more information.

By Mail

You can open an account with the Fund by sending a check and your account application to the address below. You can add to an existing account by sending the Fund a check and, if possible, the “Invest by Mail” stub that accompanies your confirmation statement. Be sure your check identifies clearly your name, your account number, the Fund name and the share class.

Regular Mail Address

Westwood Funds

c/o Ultimus Fund Solutions, LLC, P.O. Box 46707

Cincinnati, Ohio 45246-0707

Express Mail Address

Westwood Funds

Ultimus Fund Solutions, LLC, .

[INSERT ADDRESS]

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The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services of purchase orders does not constitute receipt by the Fund’s transfer agent. The share price used to fill the purchase order is the next price calculated by the Fund after the Fund’s transfer agent receives the order in proper form at the P.O. Box provided for regular mail delivery or the office address provided for express mail delivery.

By Wire

To open an account by wire, call [1-877-FUND-WHG (1-877-386-3944)] for details. To add to an existing account by wire, wire your money using the wiring instructions set forth below (be sure to include the Fund name, the share class and your account number).

The Fund requires advance notification of all wire purchases in order to ensure that the wire is received in proper form and that your account is subsequently credited in a timely fashion. Failure to notify the Transfer Agent prior to the transmittal of the bank wire may result in a delay in purchasing shares of the Fund. An order, following proper advance notification to the Transfer Agent, is considered received when the Fund’s custodian, receives payment by wire. If your account application was faxed to the Transfer Agent, you must also mail the completed account application to the Transfer Agent on the same day the wire payment is made. See “Opening an Account – By Mail” above. Your financial institution may charge a fee for wiring funds. Shares will be issued at the NAV next computed after receipt of your wire in proper form.

General Information

You may purchase shares on any day that the New York Stock Exchange (the “NYSE”) is open for business (a “Business Day”). Shares cannot be purchased by Federal Reserve wire on days that either the NYSE or the Federal Reserve is closed. The Fund’s price per share will be the next determined NAV per share after the Fund or an authorized institution (defined below) receives your purchase order in proper form. “Proper form” means that the Fund was provided a complete and signed account application, including the investor’s social security number or tax identification number, and other identification required by law or regulation, as well as sufficient purchase proceeds.

The Fund calculates its NAV once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). To receive the current Business Day’s NAV, the Fund or an authorized institution must receive your purchase order in proper form before the close of normal trading on the NYSE. If the NYSE closes early, as in the case of scheduled half-day trading or unscheduled suspensions of trading, the Fund reserves the right to calculate NAV as of the earlier closing time. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions. Shares will only be priced on Business Days. Since securities that are traded on foreign exchanges may trade on days that are not Business Days, the value of the Fund’s assets may change on days when you are unable to purchase or redeem shares.

Buying or Selling Shares through a Financial Intermediary

In addition to being able to buy and sell Fund shares directly from the Fund through its transfer agent, you may also buy or sell shares of the Fund through accounts with financial intermediaries such as brokers and other institutions that are authorized to place trades in Fund shares for its customers. When you purchase or sell Fund shares through a financial intermediary (rather than directly from the Fund), you may have to transmit your purchase and sale requests to the financial intermediary at an earlier time for

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your transaction to become effective that day. This allows the financial intermediary time to process your requests and transmit them to the Fund prior to the time the Fund calculates its NAV that day. Your financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the Fund on time. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses. Unless your financial intermediary is an authorized institution, orders transmitted by the financial intermediary and received by the Fund after the time NAV is calculated for a particular day will receive the following day’s NAV.

Certain financial intermediaries, including certain broker-dealers and shareholder organizations, are authorized to act as agent on behalf of the Fund with respect to the receipt of purchase and redemption orders for Fund shares (“authorized institutions”). Authorized institutions are also authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized institution or, if applicable, an authorized institution’s designee, receives the order. Orders will be priced at the Fund’s next computed NAV after they are received by an authorized institution or an authorized institution’s designee. To determine whether your financial intermediary is an authorized institution or an authorized institution’s designee such that it may act as agent on behalf of the Fund with respect to purchase and redemption orders for Fund shares, you should contact your financial intermediary directly.

If you deal directly with a financial intermediary, you will have to follow its procedures for transacting with the Fund. Your financial intermediary may charge a fee for your purchase and/or redemption transactions. For more information about how to purchase or sell Fund shares through a financial intermediary, you should contact the financial intermediary directly.

How the Fund Calculates NAV

The NAV of the Fund is calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern Time) on each day that the NYSE is open for business. Currently, the NYSE is closed on weekends and in recognition of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. To calculate NAV, the Fund’s assets are valued and totaled, liabilities are subtracted, and the balance is divided by the number of shares outstanding. The Fund generally values its portfolio securities at their current market values determined based on available market quotations. However, if market quotations are not available or are considered to be unreliable due to market or other events, portfolio securities will be valued at their fair values, as of the close of regular trading on the NYSE, as determined in good faith under procedures adopted by the Board. When fair value pricing is employed, the prices of securities used by the Fund to calculate its NAV are based on the consideration by that Fund of a number of subjective factors and therefore may differ from quoted or published prices for the same securities. To the extent the assets of the Fund are invested in other registered investment companies that are not listed on an exchange that Fund’s NAV is calculated based upon the NAVs reported by such registered investment companies, and the prospectuses for these companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. To the extent the Fund has portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

When valuing fixed income securities with remaining maturities of more than 60 days, the Fund use the value of the security provided by pricing services. The values provided by a pricing service may be based

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upon market quotations for the same security, securities expected to trade in a similar manner or a pricing matrix. When valuing fixed income securities with remaining maturities of 60 days or less, the Fund may use the security’s amortized cost. Amortized cost and the use of a pricing matrix in valuing fixed income securities are forms of fair value pricing.

Your order to purchase or redeem shares is priced at the NAV next calculated after your order is received in proper form by the Fund. An order is considered to be in “proper form” if it includes all necessary information and documentation related to the purchase or redemption request, and, if applicable, payment in full of the purchase amount.

Purchases In Kind

Subject to the approval of the Fund, an investor may purchase shares of the Fund with liquid securities and other assets that are eligible for purchase by the Fund (consistent with the Fund’s investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Fund’s valuation policies. These transactions will be effected only if the Adviser deems the security to be an appropriate investment for the Fund. Assets purchased by the Fund in such a transaction will be valued in accordance with procedures adopted by the Fund. The Fund reserves the right to amend or terminate this practice at any time.

Minimum Purchases

You can open an account with the Fund with a minimum initial investment of $20,000,000. There is no minimum for subsequent investments. The Fund may accept initial investments of smaller amounts in its sole discretion.

By Automatic Investment Plan (via ACH)

You may not open an account via ACH.  However, once you have established an account, you can set up an automatic investment plan by mailing a completed application to the Fund. These purchases can be made monthly, quarterly, semi-annually and annually in amounts of at least $100 per Fund. To cancel or change a plan, write to the Fund at: Westwood Funds, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707. Cincinnati, Ohio 45246-0707. Please allow up to 15 days to create the plan and 3 days to cancel or change it.

Fund Codes

The reference information listed below will be helpful to you when you contact the Fund to purchase or exchange Ultra Shares, check the Fund’s daily NAV or obtain additional information.

Fund Name	Ticker Symbol	CUSIP	Fund Code
Westwood Quality AllCap Fund

How to Sell Your Fund Shares

If you own your shares directly, you may redeem your shares on any Business Day by contacting the Fund directly by mail or telephone at [1-877-FUND-WHG (1-877-386-3944)].

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If you own your shares through an account with a broker or other institution, contact that broker or institution to redeem your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Fund.

If you would like to have your sales proceeds, including proceeds generated as a result of closing your account, sent to a third party or an address other than your own, please notify the Fund in writing.

If the shares to be redeemed have a value of greater than $50,000, or if the payment of the proceeds of a redemption of any amount is to be sent to a person other than the shareholder of record or to an address other than that on record with that Fund, you must have all signatures on written redemption requests guaranteed. If the name(s) or the address on your account has changed within the previous 15 days of your redemption request, the request must be made in writing with your signature guaranteed, regardless of the value of the shares being redeemed. The Transfer Agent will accept signatures guaranteed by a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which participates in the Securities Transfer Agents Medallion Program (“STAMP”) sponsored by the Securities Transfer Association. Signature guarantees from financial institutions which do not participate in STAMP will not be accepted. A notary public cannot provide a signature guarantee. The Transfer Agent has adopted standards for accepting signature guarantees from the above institutions. The Fund and the Transfer Agent reserve the right to amend these standards at any time without notice.

Redemption requests by corporate and fiduciary shareholders must be accompanied by appropriate documentation establishing the authority of the person seeking to act on behalf of the account. Forms of resolutions and other documentation to assist in compliance with the Transfer Agent’s procedures may be obtained by calling the Transfer Agent.

The sale price will be the NAV per share next determined after the Fund receives your request in proper form.

By Mail

To redeem shares by mail, please send a letter to the Fund signed by all registered parties on the account specifying:

•	The Fund name;
•	The share class;
•	The account number;
•	The dollar amount or number of shares you wish to redeem;
•	The account name(s); and
•	The address to which redemption (sale) proceeds should be sent.

All registered shareholders must sign the letter in the exact name(s) in which their account is registered and must designate any special capacity in which they are registered.

Regular Mail Address

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Westwood Funds

c/o Ultimus Fund Solutions, LLC, P.O. Box 46707

Cincinnati, Ohio 45246-0707

Express Mail Address

Westwood Funds

c/o Ultimus Fund Solutions, LLC, .

[INSERT ADDRESS]

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services of sell orders does not constitute receipt by the Fund’s transfer agent. The share price used to fill the sell order is the next price calculated by the Fund after the Fund’s transfer agent receives the order in proper form at the P.O. Box provided for regular mail delivery or the office address provided for express mail delivery.

By Telephone

You must first establish the telephone redemption privilege (and, if desired, the wire or ACH redemption privileges) by completing the appropriate sections of the account application. Call [1-877-FUND-WHG (1-877-386-3944)] to redeem your shares. Based on your instructions, the Fund will mail your proceeds to you, or send them to your bank via wire or ACH.

By Systematic Withdrawal Plan (via ACH)

If your account balance is at least $10,000, you may transfer as little as $100 per month from your account to another financial institution through a Systematic Withdrawal Plan (via ACH).  To participate in this service, you must complete the appropriate sections of the account application and mail it to the Fund.

Receiving Your Money

The length of time the Fund typically expects to pay redemption proceeds is the same regardless of whether the payment is made by check, wire or ACH. The Fund typically expects to pay redemption proceeds for shares redeemed within the following days after receipt by the Transfer Agent of a redemption request in proper form:

•	For payment by check, the Fund typically expects to mail the check within one (1) to three (3) business days; and
•	For payment by wire or ACH, the Fund typically expects to process the payment within one (1) to three (3) business days.

Payment of redemption proceeds may take longer than the time the Fund typically expects and may take up to 7 calendar days as permitted under the 1940 Act. Under unusual circumstances as permitted by the SEC, the Fund may suspend the right of redemption or delay payment of redemption proceeds for more than 7 calendar days. When shares are purchased by check or through ACH, the proceeds from the redemption of those shares will not be paid until the purchase check or ACH transfer has been converted to federal funds, which could take up to 15 calendar days.

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Redemptions In Kind

The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise and for the protection of the Fund’s remaining shareholders, the Fund might pay all or part of your redemption proceeds in securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were, you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in kind until they are sold.

Involuntary Redemptions of Your Shares

If your account balance drops below $500 because of redemptions, you may be required to sell your shares. The Fund will provide you at least 30 days’ written notice to give you time to add to your account and avoid the involuntary redemption of your shares. The Fund reserves the right to waive the minimum account value requirement in their sole discretion

The Fund reserves the right to determine which potential investors qualify as eligible investors for Ultra Shares of the Fund. Ultra Shares of the Fund held by a non-eligible investor are subject to involuntary redemption by the Fund.

Suspension of Your Right to Sell Your Shares

The Fund may suspend your right to sell your shares or delay payment of redemption proceeds for more than seven days during times when the NYSE is closed, other than during customary weekends or holidays, or as otherwise permitted by the SEC. More information about this is in the SAI.

How to Exchange Fund Shares

At no charge, you may exchange between like share classes or different share classes of any Westwood Fund in the Trust, where offered, by writing to or calling the Fund. Exchanges are subject to the eligibility requirements and the fees and expenses of the share class you exchange into, as set forth in the applicable prospectus. You may only exchange shares between accounts with identical registrations (i.e., the same names and addresses). An exchange between share classes of the same Westwood Fund is not a taxable event. Unless you are investing through a tax-deferred arrangement, an exchange between share classes of different Westwood Funds is a taxable event, and you may recognize a gain or loss for tax purposes. The following are the current Westwood Funds being offered in the Trust as of the date of this prospectus: [___________________________]. Such Westwood Funds and their share classes are subject to change at any time

The exchange privilege is not intended as a vehicle for short-term or excessive trading. The Fund may suspend or terminate your exchange privilege if you engage in a pattern of exchanges that is excessive, as determined in the sole discretion of the Fund. For more information about the Fund’s policy on excessive trading, see “Excessive Trading Policies and Procedures.”

Telephone Transactions

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Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions they reasonably believe to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.

Payments to Financial Intermediaries

The Fund and/or the Adviser may compensate financial intermediaries for providing a variety of services to the Fund and/or its shareholders. Financial intermediaries include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or its respective affiliates. This section briefly describes how financial intermediaries may be paid for providing these services. For more information, please see “Payments to Financial Intermediaries” in the SAI.

Other Payments by the Fund

The Fund may enter into agreements with financial intermediaries pursuant to which the Fund may pay financial intermediaries for non-distribution-related sub-transfer agency, administrative, sub-accounting, and other shareholder services. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a financial intermediary, or (2) the number of Fund shareholders serviced by a financial intermediary. Any payments made pursuant to such agreements may be in addition to, rather than in lieu of, shareholder services fees the Fund may pay to financial intermediaries pursuant to the Fund’s shareholder servicing plan.

Payments by the Adviser

From time to time, the Adviser and/or its affiliates, in their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support for the Fund. These payments are sometimes characterized as “revenue sharing” payments and are made out of the Adviser’s and/or its affiliates’ own legitimate profits or other resources, and may be in addition to any payments made to financial intermediaries by the Fund. A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Fund available to its customers or registered representatives, including providing the Fund with “shelf space,” placing them on a preferred or recommended fund list, or promoting the Fund in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by SEC and Financial Industry Regulatory Authority (“FINRA”) rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries.

The level of payments made by the Adviser and/or its affiliates to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary’s relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by

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the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the NAV or price of the Fund’s shares. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders.

In addition to these payments, your financial intermediary may charge you account fees, commissions or transaction fees for buying or redeeming shares of the Fund, or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request.

Other Policies

Excessive Trading Policies and Procedures

The Fund is intended for long-term investment purposes only and discourage shareholders from engaging in “market timing” or other types of excessive short-term trading. This frequent trading into and out of the Fund may present risks to the Fund’s long-term shareholders and could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Fund’s investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.

In addition, because the Fund may invest in foreign securities traded primarily on markets that close prior to the time the Fund determines its NAV, the risks posed by frequent trading may have a greater potential to dilute the value of Fund shares held by long-term shareholders than funds investing exclusively in U.S. securities. In instances where a significant event that affects the value of one or more foreign securities held by the Fund takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV, certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (sometimes referred to as “price” or “time zone” arbitrage). Shareholders who attempt this type of arbitrage may dilute the value of the Fund’s shares if the prices of the Fund’s foreign securities do not reflect their fair values. Although the Fund has procedures designed to determine the fair value of foreign securities for purposes of calculating its NAV when such an event has occurred, fair value pricing, because it involves judgments which are inherently subjective, may not always eliminate the risk of price arbitrage.

In addition, Fund that invest in micro-, small- and mid-cap securities, which often trade in lower volumes and may be less liquid, may be more susceptible to the risks posed by frequent trading because frequent transactions in the Fund’s shares may have a greater impact on the market prices of these types of securities.

The Fund’s service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Fund’s policies and procedures described in this Prospectus and approved by the Board. For purposes of applying these policies, the Fund’s service providers may consider the trading history of accounts under common ownership or control.

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When monitoring shareholder purchases and redemptions, the Fund does not apply a quantitative definition to frequent trading. Instead the Fund use a subjective approach that permits it to reject any purchase orders that it believes may be indicative of market timing or disruptive trading. The right to reject a purchase order applies to any purchase order, including a purchase order placed by financial intermediaries. The Fund may also modify any terms or conditions of purchases of Fund shares or withdraw all or any part of the offering made by this Prospectus.

The Fund and/or its service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Fund’s long-term shareholders. The Fund does not knowingly accommodate frequent purchases and redemptions by Fund shareholders. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Fund will occur. Systematic purchases and redemptions are exempt from these policies.

Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Fund for its customers through which transactions are placed. The Fund may enter into “information sharing agreements” with these financial intermediaries, which permit the Fund to obtain, upon request, information about the trading activity of the intermediary’s customers that invest in the Fund. If the Fund or its service providers identify omnibus account level trading patterns that have the potential to be detrimental to the Fund, the Fund or its service providers may, in their sole discretion, request from the financial intermediary information concerning the trading activity of its customers. Based upon a review of that information, if the Fund or its service providers determine that the trading activity of any customer may be detrimental to the Fund, they may, in its sole discretion, request the financial intermediary to restrict or limit further trading in the Fund by that customer. If the Fund is not satisfied that the intermediary has taken appropriate action, the Fund may terminate the intermediary’s ability to transact in Fund shares. When information regarding transactions in the Fund’s shares are requested by the Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an “indirect intermediary”), financial intermediaries with whom the Fund have an information sharing agreement are generally obligated to obtain transaction information from the indirect intermediary or, if directed by the Fund, to restrict or prohibit the indirect intermediary from purchasing shares of the Fund on behalf of other persons.

The Fund and its service providers will use reasonable efforts to work with financial intermediaries to identify excessive short-term trading in omnibus accounts that may be detrimental to the Fund. However, there can be no assurance that the monitoring of omnibus account level trading will enable the Fund to identify or prevent all such trading by a financial intermediary’s customers. Please contact your financial intermediary for more information.

Customer Identification and Verification

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Fund will ask your name, address, date of birth, and other information that will allow the Fund to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

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The Fund is required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify your identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information cannot be obtained within a reasonable timeframe established in the sole discretion of the Fund, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the next-determined NAV per share.

The Fund reserves the right to close or liquidate your account at the next-determined NAV and remit proceeds to you via check if they are unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Fund. Further, the Fund reserves the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

Anti-Money Laundering Program

Customer identification and verification is part of the Fund’s overall obligation to deter money laundering under federal law. The Fund has adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or the financing of illegal activities. In this regard, the Fund reserves the right to: (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund are required to withhold such proceeds.

Unclaimed Property

Each state has unclaimed property rules that generally provide for escheatment (or transfer) to the state of unclaimed property under various circumstances. Such circumstances include inactivity (e.g., no owner-initiated contact for a certain period), returned mail (e.g., when mail sent to a shareholder is returned by the post office, or “RPO,” as undeliverable), or a combination of both inactivity and returned mail. Once it flags property as unclaimed, the applicable Fund will attempt to contact the shareholder, but if that attempt is unsuccessful, the account may be considered abandoned and escheated to the state.

Shareholders that reside in the state of Texas may designate a representative to receive escheatment notifications by completing and submitting a designation form that can be found on the website of the Texas Comptroller. While the designated representative does not have any rights to claim or access the shareholder’s account or assets, the escheatment period will cease if the representative communicates knowledge of the shareholder’s location and confirms that the shareholder has not abandoned his or her

27

property. A completed designation form may be mailed to the Fund (if shares are held directly with the Fund) or to the shareholder's financial intermediary (if shares are not held directly with the Fund).

More information on unclaimed property and how to maintain an active account is available through your state or by calling [1-877-FUND-WHG (1-877-386-3944)].

Dividends and Distributions

The Westwood Quality AllCap Fund distributes its net investment income and make distributions of its net realized capital gains, if any, at least annually.

If you own Fund shares on the Fund’s record date, you will be entitled to receive the distribution. You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receive your written notice. To cancel your election, simply send the Fund written notice.

Taxes

Please consult your tax advisor regarding your specific questions about federal, state and local income taxes. The following is a summary of the U.S. federal income tax consequences of investing in the Fund. This summary is based on current tax laws, which may change. This summary does not apply to shares held in an IRA or other tax-qualified plans, which are generally not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future.

The Fund has elected and intends to qualify each year for treatment as a regulated investment company for U.S. Federal income taxes under Subchapter M of the Code (“RIC”). If it meets certain minimum distribution requirements, a RIC is not subject to tax at the fund level on income and gains from investments that are timely distributed to shareholders. However, the Fund’s failure to qualify as a RIC or to meet minimum distribution requirements would result (if certain relief provisions were not available) in fund-level taxation and, consequently, a reduction in income available for distribution to shareholders.

In order for the Fund to qualify for taxation as a RIC, the Fund must derive at least 90% of its gross income each taxable year from qualifying income and diversify its assets as described in more detail in the SAI.

Certain investments of the Fund may not generate qualifying income if made directly by such Fund. For example, the Fund intends to invest in royalty trusts. Depending on the U.S. federal income tax classification of these royalty trusts in which the Fund invests, securities issued by certain royalty trusts (such as royalty trusts which are grantor trusts for U.S. federal income tax purposes) may not produce qualifying income for purposes of the requirements to be treated as a RIC under the Code. Additionally, the Fund may be deemed to directly own the assets of each royalty trust, and would need to look to such assets when determining its compliance with the diversification requirements under the Code. Certain Canadian royalty trusts may be treated as corporations for U.S. federal income tax purposes and distributions from such may be qualifying income when received by the Fund. The Fund will monitor its investments in royalty trusts with the objective of maintaining its continued qualification as a RIC under the Code.

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The Fund intends to distribute substantially all of its net investment income and net realized capital gains, if any. The dividends and distributions you receive, whether in cash or reinvested in additional shares of the Fund, may be subject to federal, state, and local taxation, depending upon your tax situation. Income distributions, including distributions of net short-term capital gains but excluding distributions of qualified dividend income, are generally taxable at ordinary income tax rates. Distributions that are reported by the Fund as long-term capital gains and as qualified dividend income are generally taxable at the rates applicable to long-term capital gains currently set at a maximum tax rate for individuals at 20% (lower rates apply to individuals in lower tax brackets). Once a year the Fund (or its administrative agent) will send you a statement showing the types and total amount of distributions you received during the previous year. The Fund’s investment strategies may limit its ability to make distributions eligible for the reduced tax rates applicable to qualified dividend income.

You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as “buying a dividend” and should be avoided by taxable investors.

Each sale of Fund shares may be a taxable event. For tax purposes, an exchange of your Fund shares for shares of a different fund is the same as a sale. A sale may result in a capital gain or loss to you. The gain or loss on the sale of Fund shares generally will be treated as a short-term capital gain or loss if you held the shares for 12 months or less, or a long-term capital gain or loss if you held the shares for longer. Any loss realized upon a taxable disposition of Fund shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by you with respect to the Fund shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if you purchase other substantially identical shares within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% tax on their “net investment income,” including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares of the Fund).

The Fund (or its administrative agent) must report to the Internal Revenue Service (“IRS”) and furnish to Fund shareholders cost basis information for Fund shares. In addition to reporting the gross proceeds from the sale of Fund shares, the Fund (or its administrative agent) is also required to report the cost basis information for such shares and indicate whether these shares have a short-term or long-term holding period. For each sale of Fund shares, the Fund will permit its shareholders to elect from among several IRS-accepted cost basis methods, including the average cost basis method. In the absence of an election, the Fund will use the average cost basis method as the default cost basis method. The cost basis method elected by Fund shareholders (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about cost basis reporting. Shareholders also should carefully review the cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

The Fund may invest in MLPs taxed as partnerships. Due to a variety of factors, including significant non-cash deductions such as depreciation and depletion, MLPs have historically made cash distributions

29

to limited partners that exceed the amount of taxable income allocable to such limited partners or members. These excess cash distributions would not be treated as income to the Fund but rather would be treated as a return of capital to the extent of the Fund’s basis in the MLP. As a consequence, the Fund may make distributions that exceed its earnings and profits, which would be characterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in Fund shares and result in a higher capital gain or lower capital loss when the Fund shares are sold. After a shareholder’s basis in Fund shares has been reduced to zero, distributions in excess of earnings and profits in respect of those Fund shares will be treated as gain from the sale of the Fund shares.

“Qualified publicly traded partnership income” within the meaning of section 199A(e)(5) of the Code is eligible for a 20% deduction by non-corporate taxpayers. "Qualified publicly traded partnership income" is generally income of a “publicly traded partnership” that is not treated as a corporation for U.S. federal income tax purposes that is effectively connected with such entity’s trade or business, but does not include certain investment income. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). The Code does not contain a provision permitting a RIC, such as the Fund, to pass the special character of this income through to its shareholders. Currently, direct investors in entities that generate “qualified publicly traded partnership income” will enjoy the lower rate, but investors in RICs that invest in such entities will not. It is uncertain whether future technical corrections or administrative guidance will address this issue to enable the Fund to pass through the special character of “qualified publicly traded partnership income” to shareholders.

MLPs and other partnerships that the Fund may invest in will deliver Schedules K-1 to the Fund to report their share of income, gains, losses, deductions and credits of the MLP or other partnership. These Schedules K-1 may be delayed and may not be received until after the time that the Fund issues its tax reporting statements. As a result, the Fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues you your Form 1099 tax reporting statement and, accordingly, send you a corrected Form 1099.

The Fund may invest in REITs. “Qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income eligible for capital gain tax rates) are eligible for a 20% deduction by non-corporate taxpayers. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). Distributions by the Fund to its shareholders that are attributable to qualified REIT dividends received by the Fund and which the Fund properly reports as “section 199A dividends,” are treated as “qualified REIT dividends” in the hands of non-corporate shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying RIC shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. The Fund is permitted to report such part of its dividends as section 199A dividends as are eligible, but is not required to do so.

REITs in which the Fund invests often do not provide complete and final tax information to the Fund until after the time that the Fund issues a tax reporting statement. As a result, the Fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues your tax reporting statement. When such reclassification is necessary, the Fund (or its administrative agent) will send you a corrected, final Form 1099-DIV to reflect the reclassified information. If you receive a

30

corrected Form 1099-DIV, use the information on this corrected form, and not the information on the previously issued tax reporting statement, in completing your tax returns.

To the extent the Fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest the Fund receives from sources in foreign countries. If more than 50% of the total assets of the Fund consists of foreign securities, such Fund will be eligible to file an election with the IRS that may enable shareholders, in effect, to receive either the benefit of a foreign tax credit, or a deduction from such taxes, with respect to any foreign and U.S. possessions income taxes paid by the Fund, subject to certain limitations. If the Fund makes the election, the Fund (or its administrative agent) will report annually to its shareholders the respective amounts per share of the Fund’s income from sources within, and taxes paid to, foreign countries and U.S. possessions.

Because each shareholder’s tax situation is different, you should consult your tax advisor about the tax implications of an investment in the Fund.

More information about taxes is in the SAI.

Additional Information

The Trust enters into contractual arrangements with various parties, including, among others, the Fund’s investment adviser, custodian, transfer agent, accountants, administrator and distributor, who provide services to the Fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce the terms of the contractual arrangements against the service providers or to seek any remedy under the contractual arrangements against the service providers, either directly or on behalf of the Trust.

This Prospectus and the SAI provide information concerning the Trust and the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this Prospectus, the SAI or any document filed as an exhibit to the Trust’s registration statement, is intended to, nor does it, give rise to an agreement or contract between the Trust or the Fund and any shareholder, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person other than any rights conferred explicitly by federal or state securities laws that may not be waived.

Financial Highlights

Because the Fund recently launched, there are no financial or performance information included in this prospectus for the Fund. The fiscal year end of the Fund is the last day of October each year. Once the information becomes available, you may request a copy of this information by calling the Fund at [1-877-FUND-WHG (1-877-386-3944)].

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Customer Privacy Notice
FACTS	WHAT DO THE WESTWOOD QUALITY ALLCAP FUND (THE “FUND”) DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

▪ Social Security number

▪ Assets

▪ Retirement Assets

▪ Transaction History

▪ Checking Account Information

▪ Purchase History

▪ Account Balances

▪ Account Transactions

▪ Wire Transfer Instructions

When you are no longer our customer, we continue to share your information as described in this notice.

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

How?	All financial companies need to share your personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?	Can you limit this sharing?
For our everyday business purposes – Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call [Telephone]
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Who we are
Who is providing this notice?	Westwood Quality AllCap Fund Ultimus Fund Distributors, LLC (Distributor) Ultimus Fund Solutions, LLC (Administrator and Transfer Agent)
What we do
How does the Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does the Fund collect my personal information?

▪ Open an account

▪ Provide account information

▪ Give us your contact information

▪ Make deposits or withdrawals from your account

▪ Make a wire transfer

▪ Tell us where to send the money

▪ Tell us who receives the money

▪ Show your government-issued ID

▪ Show your driver’s license

We also collect your personal information from other companies.

We collect your personal information, for example, when you

Why can’t I limit all sharing?

▪ Sharing for affiliates’ everyday business purposes –
information about your creditworthiness

▪ Affiliates from using your information to market to you

▪ Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Federal law gives you the right to limit only

Definitions
Affiliates	Westwood Management Corp., the investment adviser to the Fund, could be deemed to be an affiliate. Companies related by common ownership or control. They can be financial and nonfinancial companies.
Nonaffiliates	The Fund does not share with nonaffiliates so they can market to you. Companies not related by common ownership or control. They can be financial and nonfinancial companies
Joint marketing	The Fund does not jointly market. A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
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ULTIMUS MANAGERS TRUST

WESTWOOD FUNDS

Investment Adviser

Westwood Management Corp.

200 Crescent Court, Suite 1200

Dallas, Texas 75201

Distributor

Ultimus Fund Distributors, LLC

225 Pictoria Drive

Suite 4500

Cincinnati, Ohio 45246

Legal Counsel

Kilpatrick Townsend & Stockton LLP

4208 Six Forks Road, Suite 1400

Raleigh, North Carolina 27609

More information about the Fund is available, without charge, through the following:

Statement of Additional Information (“SAI”): The SAI, dated August [2], 2021, as it may be amended from time to time, includes detailed information about the Fund and Ultimus Managers Trust. The SAI is on file with the U.S. Securities and Exchange Commission (the “SEC”) and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Annual and Semi-Annual Reports: These reports, when available, will list the Fund’s holdings and contain information from the Adviser about investment strategies, and recent market conditions and trends and their impact on Fund performance. The reports will also contain detailed financial information about the Fund.

To Obtain an SAI, Annual or Semi-Annual Report, or More Information:

By Telephone: [1-877-FUND-WHG (1-877-386-3944)]

By Mail:          Westwood Funds

c/o Ultimus Fund Solutions, LLC

P.O. Box 46707

Cincinnati, Ohio 45246-0707

By Internet:     [www.westwoodfunds.com]

From the SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about Ultimus Managers Trust , from the EDGAR Database on the SEC’s website at: http://www.sec.gov. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

The Ultimus Managers Trust Investment Company Act registration number is 811-22680.

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The Information in this statement of additional information is not complete and may be changed. The Funds may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This statement of additional information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion, dated May 19, 2021.

STATEMENT OF ADDITIONAL INFORMATION

WESTWOOD QUALITY ALLCAP FUND

(Institutional Shares Ticker Symbol: XXXXXXX)

(Ultra Shares Ticker Symbol: XXXXXXX)

WESTWOOD SMALLCAP GROWTH FUND

(Institutional Shares Ticker Symbol: XXXXXX)

each, a series of the ULTIMUS MANAGERS TRUST

August [2], 2021

Investment Adviser:

WESTWOOD MANAGEMENT CORP.

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI is intended to provide additional information regarding the activities and operations of the Ultimus Managers Trust (the “Trust”) and the Westwood Quality AllCap Fund and Westwood SmallCap Growth Fund (each, a “Fund” and together, the “Funds”). This SAI is incorporated by reference into and should be read in conjunction with the Funds’ prospectuses, each dated August [2], 2021, as they may be amended from time to time (the “Prospectuses”). Capitalized terms not defined herein are defined in the Prospectuses. Shareholders may obtain copies of the Prospectuses or Semi- or Annual Report, when available, free of charge by writing to the Funds at Westwood Funds, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246 or by calling the Funds at [1-877-FUND-WHG (1-877-386-3944)] or by visiting the Funds’ website at [www.westwoodfunds.com].

TABLE OF CONTENTS

THE TRUST	XX
ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES AND POLICIES	XX
DESCRIPTION OF PERMITTED INVESTMENTS	XX
INVESTMENT LIMITATIONS	XX
THE ADVISER	XX
THE PORTFOLIO MANAGERS	XX
THE ADMINISTRATOR	XX
THE DISTRIBUTOR	XX
PAYMENTS TO FINANCIAL INTERMEDIARIES	XX
THE TRANSFER AGENT	XX
THE CUSTODIAN	XX
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	XX
LEGAL COUNSEL	XX
SECURITIES LENDING	XX
TRUSTEES AND OFFICERS OF THE TRUST	XX
PURCHASING AND REDEEMING SHARES	XX
DETERMINATION OF NET ASSET VALUE	XX
TAXES	XX
FUND TRANSACTIONS	XX
PORTFOLIO HOLDINGS	XX
DESCRIPTION OF SHARES	XX
LIMITATION OF TRUST AND TRUSTEES’ LIABILITY	XX
PROXY VOTING	XX
CODES OF ETHICS	XX
PRINCIPAL SHAREHOLDERS AND CONTROL PERSONS	XX
APPENDIX A – TRUSTEES AND OFFICERS	A-1
APPENDIX B – DESCRIPTION OF RATINGS	B-1
APPENDIX C – TRUST PROXY VOTING POLICIES AND PROCEDURES	C-1
APPENDIX D – ADVISER PROXY VOTING POLICIES AND PROCEDURES	D-1

August [2], 2021

THE TRUST

General. Each Fund is a separate series of the Trust, an open-end management investment company. The Trust is an unincorporated business trust organized under Ohio law on February 28, 2012. The Declaration of Trust authorizes the Board of Trustees of the Trust (the “Board”) to divide shares into series, each series relating to a separate portfolio of investments, and to further divide shares of a series into separate classes. The shares of each Fund are currently divided into the classes described in the next section and, which are described in the Prospectus. Additional classes of shares may be created at any time. In the event of a liquidation or dissolution of the Trust or an individual series or class, shareholders of a particular series or class would be entitled to receive the assets available for distribution belonging to such series or class. Shareholders of a series or class are entitled to participate equally in the net distributable assets of the particular series or class involved on liquidation, based on the number of shares of the series or class that are held by each shareholder. If any assets, income, earnings, proceeds, funds or payments are not readily identifiable as belonging to any particular series or class, the Board shall allocate them among any one or more series or classes as the Board, in its sole discretion, deems fair and equitable. Subject to the Declaration of Trust, determinations by the Board as to the allocation of liabilities, and the allocable portion of any general assets, with respect to the Funds and each Fund’s classes, are conclusive.

Description of Multiple Classes of Shares. The Trust is authorized to offer shares of the Funds in some or all of the following classes: Institutional Shares and Ultra Shares. Other series of the Trust may offer other share classes. The different classes provide for variations in sales charges, certain distribution and shareholder servicing expenses and in the minimum initial investment requirements. Minimum investment requirements and investor eligibility are described in the Prospectuses. The Trust reserves the right to create and issue additional classes of shares. For more information on distribution and shareholder servicing expenses, see “Payments to Financial Intermediaries” in this SAI. The Funds are currently offered in the following classes of shares:

Fund	Institutional Shares	Ultra Shares
Westwood Quality AllCap Fund	X	X
Westwood SmallCap Growth Fund	X

Voting Rights. Shares of the Funds, when issued, are fully paid and non-assessable. Shares have no subscription, preemptive or conversion rights. Shares do not have cumulative voting rights. Shareholders are entitled to one vote for each full share held and a fractional vote for each fractional share held. Shareholders of all series and classes of the Trust, including the Funds, will vote together and not separately, except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interests of the shareholders of a particular series or class. Rule 18f-2 under the Investment Company Act of 1940, as amended (the “1940 Act”) provides, in substance, that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series or class affected by the matter. A series or class is affected by a matter unless it is clear that the interests of each series or class in the matter are substantially identical or that the matter does not affect any interest of the series or class. Under Rule 18f-2, the approval of an investment advisory agreement, a distribution plan or any change in a fundamental investment policy would be effectively acted upon with respect to a series or class only if approved by a majority of the outstanding shares of such series or class. However, the Rule 18f-2 also provides that the ratification of the appointment of independent accountants and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together, without regard to a particular series or class.

ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES AND POLICIES

Each Fund’s investment objective(s) and principal investment strategies are described in the Prospectuses. Each Fund is classified as a “diversified” investment company under the 1940 Act. The following information supplements, and should be read in conjunction with, the Prospectuses.

1

DESCRIPTION OF PERMITTED INVESTMENTS

The following are descriptions of the permitted investments and investment practices of the Funds and the associated risk factors. Each Fund may invest in any of the following instruments or engage in any of the following investment practices unless such investment or activity is inconsistent with or is not permitted by that Fund’s stated investment policies, including those stated below.

Equity Securities. Equity securities represent ownership interests in a company or partnership and consist of common stocks, preferred stocks, warrants to acquire common stock, securities convertible into common stock, and investments in master limited partnerships (“MLPs”). Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which a Fund invests will cause the net asset value (“NAV”) of the Fund to fluctuate. The Funds purchase equity securities traded in the United States on registered exchanges or the over-the-counter market. Equity securities are described in more detail below:

•	Common Stock. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

•	Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

•	Royalty Trusts. Royalty trusts are structured similarly to real estate investment trusts (“REITs”). A royalty trust generally acquires an interest in natural resource companies or chemical companies and distributes the income it receives to the investors of the royalty trust. A sustained decline in demand for crude oil, natural gas and refined petroleum products could adversely affect income and royalty trust revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. A rising interest rate environment could adversely impact the performance of royalty trusts. Rising interest rates could limit the capital appreciation of royalty trusts because of the increased availability of alternative investments at more competitive yields. Further, because natural resources are depleting assets, the income producing ability of a royalty trust may eventually be exhausted.

•	Exchange-Traded Funds. An exchange-traded fund (“ETF”) is a fund whose shares are bought and sold on a securities exchange as if it were a single security. An ETF holds a portfolio of securities designed to track a particular market segment or index. A Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or foreign market while awaiting an opportunity to purchase securities directly. The risks of owning an ETF generally reflect the risks of owning the securities in which the ETF invests, although lack of liquidity in an ETF could result in it being more volatile than the ETF's holdings, and ETFs have management fees that increase their costs versus the costs of owning the underlying holdings directly. See also “Securities of Other Investment Companies” below.

•	Warrants. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

2

•	Micro, Small and Medium Capitalization Issuers. Investing in equity securities of micro, small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The securities of micro and smaller companies are often traded in the over-the-counter market and even if listed on a national securities exchange may not be traded in volumes typical for that exchange. Consequently, the securities of micro and smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

•	Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

Initial Public Offerings (“IPOs”). A Fund may invest a portion of its assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on a Fund with a small asset base. A Fund may hold IPO shares for a very short period of time, which may increase the turnover of a Fund’s portfolio and may lead to increased expenses for the Fund, such as commissions and transaction costs. By selling IPO shares, a Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Holders of IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

The Funds’ investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

Master Limited Partnerships. MLPs are limited partnerships or limited liability companies, whose partnership units or limited liability interests are listed and traded on a U.S. securities exchange, and are treated as publicly traded partnerships

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for federal income tax purposes.  To qualify to be treated as a partnership for tax purposes, an MLP must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986, as amended (the “Code”).  These qualifying sources include activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources.  To the extent that an MLP’s interests are concentrated in a particular industry or sector, such as the energy sector, the MLP will be negatively impacted by economic events adversely impacting that industry or sector. MLPs that are formed as limited partnerships generally have two classes of owners, the general partner and limited partners, while MLPs that are formed as limited liability companies generally have two analogous classes of owners, the managing member and the members.  For purposes of this section, references to general partners also apply to managing members and references to limited partners also apply to members.

The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties.  The general partner may be structured as a private or publicly traded corporation or other entity.  The general partner typically controls the operations and management of the MLP through an equity interest of as much as 2% in the MLP plus, in many cases, ownership of common units and subordinated units.  A holder of general partner interests can be liable under certain circumstances for amounts greater than the amount of the holder’s investment in the general partner interest.  General partner interests are not publicly traded and generally cannot be converted into common units.  The general partner interest can be redeemed by the MLP if the MLP unitholders choose to remove the general partner, typically with a supermajority vote by limited partner unitholders.

Limited partners own the remainder of the MLP through ownership of common units and have a limited role in the MLP’s operations and management. Common units are listed and traded on U.S. securities exchanges, with their value fluctuating predominantly based on prevailing market conditions and the success of the MLP. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability annually to elect directors. In the event of liquidation, common units have preference over subordinated units, but not over debt or preferred units, to the remaining assets of the MLP.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”).  Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid.  Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages.  Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis.  The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels.  As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions.  A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated unit holders.  These incentive distributions encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership’s cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.

MLP I-Shares. Issuers of MLP I-Shares use the proceeds from the sale of MLP I-Shares to purchase limited partnership interests in the MLP in the form of MLP i-units. Thus, MLP I-Shares represent an indirect interest in an MLP limited partnership interest. MLP i-units have similar features as MLP common units in terms of voting rights, liquidation preference and distribution. MLP I-Shares themselves have limited voting rights and are similar in that respect to MLP common units. MLP I-Shares differ from MLP common units in a number of respects, including that instead of receiving cash distributions, holders of MLP I-Shares will typically receive distributions of additional MLP I-Shares with a value equal to the cash distributions received by common unit holders. MLP I-Shares are traded on securities exchanges. As discussed further below in the “Taxes” section, a Fund’s investment in one or more MLPs that are treated as qualified publicly traded partnerships is limited under the “Asset Test” to no more than 25% of the value of the Fund’s assets. However, because certain issuers of MLP I-Shares are treated as corporations and not partnerships for U.S. federal income

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tax purposes, a Fund’s investment in such MLP I-Shares is generally not counted for purposes of this 25% limitation. Unlike an interest in an MLP taxed as a partnership, returns from investments in MLP I-Shares issued by entities taxed as corporations for U.S. federal income tax purposes would be affected by a corporate level tax imposed at the entity level.

Fixed Income Securities. Fixed income securities include bonds, notes, debentures and other interest-bearing securities that represent indebtedness. The market value of the fixed income investments in which a Fund invests will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these securities will not necessarily affect cash income derived from these securities but will affect a Fund’s NAV.

Mortgage-Backed Securities. Mortgage-backed securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by private entities or various governmental and government-related entities. Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways. The most significant differences of mortgage-backed securities are: 1) payments of interest and principal are more frequent (usually monthly) and 2) falling interest rates generally cause individual borrowers to pay off their mortgage earlier than expected, which results in prepayments of principal on the securities, thus forcing a Fund to reinvest the money at a lower interest rate. In addition to risks associated with changes in interest rates described in “Factors Affecting the Value of Debt Securities,” a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause investors to repay the loans underlying a mortgage-backed security sooner than expected. When prepayment occurs, a Fund may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.

Asset-Backed Securities. These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations, but may still be subject to prepayment risk.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion (“liquidity protection”). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool (“credit support”). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

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The Funds may also invest in residual interests in asset-backed securities, which consist of the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

•	Equipment Trust Certificates (“ETCs”) and Enhanced Equipment Trust Certificates (“EETCs”). ETCs and EETCs are types of asset-backed securities that generally represent undivided fractional interests in a trust whose assets consist of a pool of equipment retail installment contracts or leased equipment. EETCs are similar to ETCs, except that the securities have been divided into two or more classes, each with different payment priorities and asset claims. ETCs and EETCs are typically issued by specially-created trusts established by airlines, railroads, or other transportation firms. The proceeds of ETCs and EETCs are used to purchase equipment, such as airplanes, railroad cars, or other equipment, which may in turn serve as collateral for the related issue of the ETCs or EETCs, and the title to such equipment is held in trust for the holders of the issue. The equipment generally is leased from the specially-created trust by the airline, railroad or other firm, which makes rental or lease payments to the specially-created trust to provide cash flow for payments to ETC and EETC holders. Holders of ETCs and EETCs must look to the collateral securing the certificates, typically together with a guarantee provided by the lessee firm or its parent company for the payment of lease obligations, in the case of default in the payment of principal and interest on the ETCs or EETCs. ETCs and EETCs are subject to the risk that the lessee or payee defaults on its payments, and risks related to potential declines in the value of the equipment that serves as collateral for the issue. During periods of deteriorating economic conditions, such as recessions, defaults on payments generally increase, sometimes dramatically. ETCs and EETCs are generally regarded as obligations of the company that is leasing the equipment and may be shown as liabilities in its balance sheet as a capitalized lease in accordance with generally accepted accounting principles. The lessee company, however, does not own the equipment until all the certificates are redeemed and paid. In the event the company defaults under its lease, the trustee may terminate the lease. If another lessee is not available, then payments on the certificates would cease until another lessee is available.

Trust Preferred Securities. The Funds may invest in trust preferred securities, which are hybrid instruments issued by a special purpose trust (“Special Trust”), the entire equity interest of which is owned by a single issuer. The proceeds of the issuance to a Fund of trust preferred securities are typically used to purchase a junior subordinated debenture, and distributions from the Special Trust are funded by the payments of principal and interest on the subordinated debenture.

If payments on the underlying junior subordinated debentures held by the Special Trust are deferred by the debenture issuer, the debentures would be treated as original issue discount (“OID”) obligations for the remainder of their term. As a result, holders of trust preferred securities, such as a Fund, would be required to accrue daily for federal income tax purposes their share of the stated interest and the de minimis OID on the debentures (regardless of whether the Fund receives any cash distributions from the Special Trust), and the value of trust preferred securities would likely be negatively affected. Interest payments on the underlying junior subordinated debentures typically may only be deferred if dividends are suspended on both common and preferred stock of the issuer. The underlying junior subordinated debentures generally rank slightly higher in terms of payment priority than both common and preferred securities of the issuer, but rank below other subordinated debentures and debt securities. Trust preferred securities may be subject to mandatory prepayment under certain circumstances. The market values of trust preferred securities may be more volatile than those of conventional debt securities. Trust preferred securities may be issued in reliance on Rule 144A under the 1933 Act, and, unless and until registered, are restricted securities. There can be no assurance as to the liquidity of trust preferred securities and the ability of holders of trust preferred securities, such as the Funds, to sell their holdings.

Terms to Understand:

Maturity. Every debt security has a stated maturity date when the issuer must repay the amount it borrowed (principal) from investors. Some debt securities, however, are callable, meaning the issuer can repay the principal earlier, on or after

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specified dates (call dates). Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, similar to a homeowner refinancing a mortgage. The effective maturity of a debt security is usually its nearest call date.

A fund that invests in debt securities has no real maturity. Instead, it calculates its weighted average maturity. This number is an average of the effective or anticipated maturity of each debt security held by a fund, with the maturity of each security weighted by the percentage of the assets of the mutual fund it represents.

Duration. Duration is a calculation that seeks to measure the price sensitivity of a debt security, or a Fund that invests in debt securities, to changes in interest rates. Duration measures sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of a debt security. Future interest payments and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years–the duration. Effective duration takes into account call features and sinking Fund prepayments that may shorten the life of a debt security.

An effective duration of four years, for example, would suggest that for each 1% reduction in interest rates at all maturity levels, the price of a security is estimated to increase by 4%. An increase in rates by the same magnitude is estimated to reduce the price of the security by 4%. By knowing the yield and the effective duration of a debt security, one can estimate total return based on an expectation of how much interest rates, in general, will change. While serving as a good estimator of prospective returns, effective duration is an imperfect measure.

Factors Affecting The Value of Debt Securities. The total return of a debt instrument is composed of two elements: the percentage change in the security’s price and interest income earned. The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and coupon interest is reinvested at the same yield to maturity. The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.

•	Interest Rates

The price of a debt security generally moves in the opposite direction from interest rates (i.e., if interest rates go up, the value of the bond will go down, and vice versa).

•	Prepayment Risk

This risk affects mainly mortgage-backed securities. Unlike other debt securities, falling interest rates can adversely affect the value of mortgage-backed securities, which may cause your share price to fall. Lower rates motivate borrowers to pay off the instruments underlying mortgage-backed and asset-backed securities earlier than expected, resulting in prepayments on the securities. A Fund may then have to reinvest the proceeds from such prepayments at lower interest rates, which can reduce its yield. The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may also shorten or lengthen the average maturity of a Fund. If left unattended, drifts in the average maturity of a Fund can have the unintended effect of increasing or reducing the effective duration of the Fund, which may adversely affect the expected performance of the Fund.

•	Extension Risk

The other side of prepayment risk occurs when interest rates are rising. Rising interest rates can cause a Fund’s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This relationship would increase the sensitivity of a Fund to rising rates as well as the potential for price declines. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed securities may be less effective than other types of U.S. government securities as a means of “locking in” interest rates.

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•	Credit Rating

Coupon interest is offered to investors of debt securities as compensation for assuming risk, although short-term treasury securities, such as three-month treasury bills, are considered “risk free.” Corporate securities offer higher yields than treasury securities because their payment of interest and complete repayment of principal is less certain. The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal. To compensate investors for taking on increased risk, issuers with lower credit ratings usually offer their investors a higher “risk premium” in the form of higher interest rates than those available from comparable treasury securities.

Changes in investor confidence regarding the certainty of interest and principal payments of a corporate debt security will result in an adjustment to this “risk premium.” Since an issuer’s outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which affects the yield to maturity of the bond. If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value.

A security rated within the four highest rating categories by a rating agency is called investment-grade because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, Westwood Management Corp. (the "Adviser") may determine the credit quality of the security.

Debt securities rated below investment-grade (junk bonds) are highly speculative securities that are usually issued by smaller, less credit-worthy and/or highly leveraged (indebted) companies. A corporation may issue a junk bond because of a corporate restructuring or other similar event. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business condition of the corporation issuing these securities influence their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause a Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

Rating agencies are organizations that assign ratings to securities based primarily on the rating agency’s assessment of the issuer’s financial strength. The Funds currently use ratings compiled by Moody’s Investor Services, Inc. (“Moody’s”), S&P Global Ratings (“S&P”), Fitch Ratings and other nationally recognized statistical ratings organizations ("NRSROs"). Credit ratings are only an agency’s opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk.

The section “Appendix B – Description of Ratings” contains further information concerning the ratings of certain rating agencies and their significance.

The Adviser may use ratings produced by ratings agencies as guidelines to determine the rating of a security at the time a Fund buys it. A rating agency may change its credit ratings at any time. The Adviser monitors the rating of the security and will take such action, if any, it believes appropriate when it learns that a rating agency has reduced the security’s rating.

Bank Loans. Bank loans typically are arranged through private negotiations between a borrower and several financial institutions or a group of lenders which are represented by one or more lenders acting as agent. The agent is often a commercial bank that originates the loan and invites other parties to join the lending syndicate. The agent will be primarily responsible for negotiating the loan agreement and will have responsibility for the documentation and ongoing administration of the loan on behalf of the lenders after completion of the loan transaction. A Fund can invest in a bank loan either as a direct lender or through an assignment or participation.

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When a Fund acts as a direct lender, it will have a direct contractual relationship with the borrower and may participate in structuring the loan, may enforce compliance by the borrower with the terms of the loan agreement and may have voting, consent and set-off rights under the loan agreement.

Loan assignments are investments in all or a portion of certain bank loans purchased from the lenders or from other third parties. The purchaser of an assignment typically will acquire direct rights against the borrower under the loan. While the purchaser of an assignment typically succeeds to all the rights and obligations of the assigning lender under the loan agreement, because assignments are arranged through private negotiations between potential assignees and assignors, or other third parties whose interests are being assigned, the rights and obligations acquired by a Fund may differ from and be more limited than those held by the assigning lender.

A holder of a loan participation typically has only a contractual right with the seller of the participation and not with the borrower or any other entities interpositioned between the seller of the participation and the borrower. As such, the purchaser of a loan participation assumes the credit risk of the seller of the participation, and any intermediary entities between the seller and the borrower, in addition to the credit risk of the borrower. When a Fund holds a loan participation, it will have the right to receive payments of principal, interest and fees to which it may be entitled only from the seller of the participation and only upon receipt of the seller of such payments from the borrower or from any intermediary parties between the seller and the borrower. Additionally, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, will have no voting, consent or set-off rights under the loan agreement and may not directly benefit from the collateral supporting the loan although lenders that sell participations generally are required to distribute liquidation proceeds received by them pro rata among the holders of such participations. In the event of the bankruptcy or insolvency of the borrower, a loan participation may be subject to certain defenses that can be asserted by the borrower as a result of improper conduct by the seller or intermediary. If the borrower fails to pay principal and interest when due, a Fund may be subject to greater delays, expenses and risks than those that would have been involved if the Fund had purchased a direct obligation of such borrower.

Direct loans, assignments and loan participations may be considered liquid, as determined by the Adviser based on criteria approved by the Board.

A Fund may have difficulty disposing of bank loans because, in certain cases, the market for such instruments is not highly liquid. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and on the Fund’s ability to dispose of the bank loan in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. Furthermore, transactions in many loans settle on a delayed basis, and the Fund may not receive the proceeds from the sale of a loan for a substantial period of time after the sale. As a result, those proceeds will not be available to make additional investments or to meet the Fund’s redemption obligations. To the extent that extended settlement creates short-term liquidity needs, a Fund may satisfy these needs by holding additional cash or selling other investments (potentially at an inopportune time, which could result in losses to a Fund).

Bank loans may not be considered “securities,” and purchasers, such as a Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.

The Adviser may from time to time have the opportunity to receive material, non-public information (“Confidential Information”) about the borrower, including financial information and related documentation regarding the borrower that is not publicly available. Pursuant to applicable policies and procedures, the Adviser may (but is not required to) seek to avoid receipt of Confidential Information from the borrower so as to avoid possible restrictions on its ability to purchase and sell investments on behalf of a Fund and other clients to which such Confidential Information relates (e.g., publicly traded securities issued by the borrower). In such circumstances, the Fund (and other clients of the Adviser) may be disadvantaged in comparison to other investors, including with respect to the price the Fund pays or receives when it buys or sells a bank loan. Further, the Adviser's abilities to assess the desirability of proposed consents, waivers or amendments with respect to certain bank loans may be compromised if it is not privy to available Confidential Information. The

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Adviser may also determine to receive such Confidential Information in certain circumstances under its applicable policies and procedures. If the Adviser intentionally or unintentionally comes into possession of Confidential Information, it may be unable, potentially for a substantial period of time, to purchase or sell publicly traded securities to which such Confidential Information relates.

Unfunded commitments are contractual obligations pursuant to which a Fund agrees in writing to make one or more loans up to a specified amount at one or more future dates. The underlying loan documentation sets out the terms and conditions of the lender’s obligation to make the loans as well as the economic terms of such loans. Loan commitments are made pursuant to a term loan, a revolving credit line or a combination thereof. A term loan is generally a loan in a fixed amount that borrowers repay in a scheduled series of repayments or a lump-sum payment at maturity. A revolving credit line permits borrowers to draw down, repay, and reborrow specified amounts on demand. The portion of the amount committed by a lender that the borrower has not drawn down is referred to as “unfunded.” Loan commitments may be traded in the secondary market through dealer desks at large commercial and investment banks although these markets are generally not considered liquid. They also are difficult to value. Borrowers pay various fees in connection with loans and related commitments, and typically a Fund receives a commitment fee for amounts that remain unfunded under its commitment.

Unfunded loan commitments expose lenders to credit risk. A lender typically is obligated to advance the unfunded amount of a loan commitment at the borrower’s request, subject to satisfaction of certain contractual conditions, such as the absence of a material adverse change. Borrowers with deteriorating creditworthiness may continue to satisfy their contractual conditions and therefore be eligible to borrow at times when the lender might prefer not to lend. In addition, a lender may have assumptions as to when a borrower may draw on an unfunded loan commitment when the lender enters into the commitment. If the borrower does not draw as expected, the commitment may not prove as attractive an investment as originally anticipated.

Foreign Securities. Foreign securities include equity securities of foreign entities, obligations of foreign branches of U.S. banks and of foreign banks, including, without limitation, European Certificates of Deposit, European Time Deposits, European Bankers’ Acceptances, Canadian Time Deposits, Europaper and Yankee Certificates of Deposit, and investments in Canadian Commercial Paper and foreign securities. These instruments have investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, the possible imposition of withholding taxes on interest or other income, possible seizure, nationalization, or expropriation of foreign deposits, the possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Such investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks. Periodic U.S. Government restrictions on investments in issuers from certain foreign countries may result in a Fund having to sell such prohibited securities at inopportune times. Such prohibited securities may have less liquidity as a result of such U.S. Government designation and the market price of such prohibited securities may decline, which may cause the Fund to incur losses.

On January 31, 2020, the United Kingdom (the “UK”) formally withdrew from the European Union (the “EU”) (commonly referred to as “Brexit”) and entered an 11-month transition period during which the UK remained part of the EU single market and customs union, the laws of which governed the economic, trade and security relations between the UK and EU. The transition period concluded on December 31, 2020, and the UK left the EU single market and customs union under the terms of a new trade agreement. The agreement governs the new relationship between the UK and EU with respect to trading goods and services, but critical aspects of the relationship remain unresolved and subject to further negotiation and agreement. The political, regulatory and economic consequences of Brexit are uncertain, and the ultimate ramifications may not be known for some time. The effects of Brexit on the UK and EU economies and the broader global economy could be significant, resulting in negative impacts, such as business and trade disruptions, increased volatility and illiquidity, and potentially lower economic growth of markets in the UK, EU and globally, which could negatively

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impact the value of a Fund's investments. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations while the new relationship between the UK and EU is further defined and the UK determines which EU laws to replace or replicate. Additionally, depreciation of the British pound sterling and/or the euro in relation to the U.S. dollar following Brexit could adversely affect Fund investments denominated in the British pound sterling and/or the euro, regardless of the performance of the investment. Whether or not a Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Fund’s investments due to the interconnected nature of the global economy and capital markets.

Investments in Emerging Markets. “Emerging markets” include countries in the MSCI Emerging Markets Index, and other countries that the Funds consider to be equivalent to those in that index based on their level of economic development or the size and experience of their securities markets. The Funds consider a company to be an emerging market company if (i) at least 50% of the company’s assets are located in emerging markets; (ii) at least 50% of the company’s revenues are generated in emerging markets; or (iii) the company is domiciled in an emerging market.

Investing in emerging markets involves additional risks and special considerations not typically associated with investing in other more established economies or markets. Such risks may include (i) increased risk of nationalization or expropriation of assets or confiscatory taxation; (ii) greater social, economic and political uncertainty, including war; (iii) higher dependence on exports and the corresponding importance of international trade; (iv) greater volatility, less liquidity and smaller capitalization of markets; (v) greater volatility in currency exchange rates; (vi) greater risk of inflation; (vii) greater controls on foreign investment and limitations on realization of investments, repatriation of invested capital and on the ability to exchange local currencies for U.S. dollars; (viii) increased likelihood of governmental involvement in and control over the economy; (ix) governmental decisions to cease support of economic reform programs or to impose centrally planned economies; (x) differences in auditing and financial reporting standards which may result in the unavailability of material information about issuers; (xi) less extensive regulation of the markets; (xii) longer settlement periods for transactions and less reliable clearance and custody arrangements; (xiii) less developed corporate laws regarding fiduciary duties of officers and directors and the protection of investors; (xiv) certain considerations regarding the maintenance of a Fund’s securities with local brokers and securities depositories and (xv) the imposition of withholding or other taxes on dividends, interest, capital gains, other income or gross sale or disposition proceeds.

Repatriation of investment income, assets and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. The Funds could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for such repatriation or by withholding taxes imposed by emerging market countries on interest or dividends paid on securities held by the Funds or gains from the disposition of such securities.

In emerging markets, there is often less government supervision and regulation of business and industry practices, stock exchanges, over-the-counter markets, brokers, dealers, counterparties and issuers than in other more established markets. Any regulatory supervision that is in place may be subject to manipulation or control. Some emerging market countries do not have mature legal systems comparable to those of more developed countries. Moreover, the process of legal and regulatory reform may not be proceeding at the same pace as market developments, which could result in investment risk. Legislation to safeguard the rights of private ownership may not yet be in place in certain areas, and there may be the risk of conflict among local, regional and national requirements. In certain cases, the laws and regulations governing investments in securities may not exist or may be subject to inconsistent or arbitrary appreciation or interpretation. Both the independence of judicial systems and their immunity from economic, political or nationalistic influences remain largely untested in many countries. The Funds may also encounter difficulties in pursuing legal remedies or in obtaining and enforcing judgments in local courts.

American Depositary Receipts. American Depositary Receipts (“ADRs”), as well as other “hybrid” forms of ADRs, including European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), are certificates evidencing ownership of shares of a foreign issuer. Depositary receipts are securities that evidence ownership interests in a security or a pool of securities that have been deposited with a “depository” and may be sponsored or unsponsored. These

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certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other depositary receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and designed for use in the U.S. securities markets. Other depositary receipts, such as GDRs and EDRs, may be issued in bearer form and denominated in other currencies, and are generally designed for use in securities markets outside the U.S. While the two types of depositary receipt facilities (unsponsored or sponsored) are similar, there are differences regarding a holder’s rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services.

Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts agree to distribute notices of shareholders meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer’s request. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

For purposes of a Fund’s investment policies, investments in depositary receipts will be deemed to be investments in the underlying securities. Thus, a depositary receipt representing ownership of common stock will be treated as common stock. Depositary receipts do not eliminate all of the risks associated with directly investing in the securities of foreign issuers.

Investments in the securities of foreign issuers may subject the Funds to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the United States.

Sovereign Debt Obligations. Sovereign debt obligations are issued or guaranteed by foreign governments or their agencies. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and pay interest when due, and may require renegotiation or reschedule of debt payments. In addition, prospects for repayment of principal and payment of interest may depend on political as well as economic factors. Although some

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sovereign debt, such as Brady Bonds, is collateralized by U.S. government securities, repayment of principal and payment of interest is not guaranteed by the U.S. government.

Municipal Securities. Municipal securities, including municipal bonds and municipal notes, consist of: (i) debt obligations issued by or on behalf of public authorities to obtain funds to be used for various public facilities, for refunding outstanding obligations, for general operating expenses and for lending such funds to other public institutions and facilities, and (ii) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated facilities.

Municipal bonds are debt obligations issued to obtain funds for various public purposes. Municipal bonds include general obligation bonds, revenue or special obligation bonds, private activity and industrial development bonds, moral obligation bonds and participation interests in municipal bonds. General obligation bonds are backed by the taxing power of the issuing municipality. Revenue or special obligation bonds are backed by the revenues of a project or facility, such as tolls from a toll bridge. Private activity or industrial development bonds are issued by or on behalf of public authorities to raise money to finance various privately-owned or -operated facilities for business and manufacturing, housing, sports and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, parking or sewage or solid waste disposal facilities and certain other facilities. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility’s user to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment. Moral obligation bonds are normally issued by special purpose authorities. Moral obligation bonds are not backed by the full faith and credit of the issuing municipality, but are generally backed by the agreement of the issuing authority to request appropriations from the municipality’s legislative body. Certificates of participation represent an interest in an underlying obligation or commitment, such as an obligation issued in connection with a leasing arrangement.

Municipal notes consist of general obligation notes, tax anticipation notes (notes sold to finance working capital needs of the issuer in anticipation of receiving taxes on a future date), revenue anticipation notes (notes sold to provide needed cash prior to receipt of expected non-tax revenues from a specific source), bond anticipation notes, tax and revenue anticipation notes, certificates of indebtedness, demand notes and construction loan notes. The maturities of the instruments at the time of issue will generally range from three months to one year.

Money Market Securities. Money market securities include short-term U.S. government securities; custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; commercial paper rated in the highest short-term rating category by an NRSRO, such as S&P or Moody’s, or determined by the Adviser to be of comparable quality at the time of purchase; short-term bank obligations (certificates of deposit, time deposits and bankers’ acceptances) of U.S. commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and repurchase agreements involving such securities. Each of these money market securities are described below. For a description of ratings, see “Appendix B – Description of Ratings” to this SAI.

Real Estate Investment Trusts. A REIT is a corporation or business trust (that would otherwise be taxed as a corporation) which meets the definitional requirements of the Code. The Code permits a qualifying REIT to deduct from taxable income the dividends paid, thereby effectively eliminating corporate level federal income tax. To meet the definitional requirements of the Code, a REIT must, among other things: invest substantially all of its assets in interests in real estate (including mortgages and other REITs), cash and government securities; derive most of its income from rents from real property or interest on loans secured by mortgages on real property; and distribute annually 90% or more of its otherwise taxable income to shareholders.

REITs are sometimes informally characterized as Equity REITs and Mortgage REITs. An Equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings; a Mortgage REIT invests primarily in mortgages on real property, which may secure construction, development or long-term loans.

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REITs may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent that REITs in which the Funds invest may concentrate investments in particular geographic regions or property types. Certain REITs have relatively small market capitalization, which may tend to increase the volatility of the market price of securities issued by such REITs. Additionally, rising interest rates may cause investors in REITs to demand a higher annual yield from future distributions, which may in turn decrease market prices for equity securities issued by REITs. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of a Fund’s investments to decline. During periods of declining interest rates, certain Mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by such Mortgage REITs. Equity and Mortgage REITs are also subject to heavy cash flow dependency defaults by borrowers and self-liquidation. In addition, Mortgage REITs may be affected by the ability of borrowers to repay when due the debt extended by the REIT and Equity REITs may be affected by the ability of tenants to pay rent. The above factors may adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through a Fund, a shareholder will bear not only his proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. REITs depend generally on their ability to generate cash flow to make distributions to shareholders. In addition, REITs could possibly fail to qualify for tax free pass-through of income under the Code or to maintain their exemptions from registration under the 1940 Act.

•	Real Estate Companies’ Securities. The Funds may be subject to the risks associated with the direct ownership of real estate. For example, real estate values may fluctuate as a result of general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, demographic trends and variations in rental income, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhood values, related party risks, changes in how appealing properties are to tenants, changes in interest rates and other real estate capital market influences.

U.S. Government Securities. Each Fund may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as the Federal National Mortgage Association (“Fannie Mae”), the Government National Mortgage Association (“Ginnie Mae”), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation (“Farmer Mac”).

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency. Additionally, some obligations are issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, which are supported by the right of the issuer to borrow from the U.S. Treasury. While the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the

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U.S. government is not so obligated by law. Guarantees of principal by U.S. government agencies or instrumentalities may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Funds’ shares.

On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae and the Federal Home Loan Mortgage Corporation (“Freddie Mac”), placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality (the “Senior Preferred Stock Purchase Agreement” or “Agreement”). Under the Agreement, the U.S. Treasury pledged to provide up to $200 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This was intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. On December 24, 2009, the U.S. Treasury announced that it was amending the Agreement to allow the $200 billion cap on the U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in net worth through the end of 2012. The unlimited support the U.S. Treasury extended to the two companies expired at the beginning of 2013 – Fannie Mae’s support is now capped at $125 billion and Freddie Mac has a limit of $149 billion.

On August 17, 2012, the U.S. Treasury announced that it was again amending the Agreement to terminate the requirement that Fannie Mae and Freddie Mac each pay a 10% annual dividend. Instead, the companies will transfer to the U.S. Treasury on a quarterly basis all profits earned during a quarter that exceed a capital reserve amount. The capital reserve amount was $3 billion in 2013, and decreased by $600 million in each subsequent year through 2017. It is believed that the new amendment puts Fannie Mae and Freddie Mac in a better position to service their debt because the companies no longer have to borrow from the U.S. Treasury to make fixed dividend payments. As part of the new terms, Fannie Mae and Freddie Mac also will be required to reduce their investment portfolios over time. On December 21, 2017, the U.S. Treasury announced that it was again amending the Agreement to reinstate the $3 billion capital reserve amount.

Fannie Mae and Freddie Mac are the subject of several continuing class action lawsuits and investigations by federal regulators over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities. Importantly, the future of the entities is in serious question as the U.S. government reportedly is considering multiple options, ranging from nationalization, privatization, consolidation, or abolishment of the entities.

U.S. Treasury Obligations. U.S. Treasury obligations consist of direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, and separately traded interest and principal component parts of such obligations, including those transferable through the Federal book-entry system known as STRIPS. The STRIPS program lets investors hold and trade the individual interest and principal components of eligible Treasury notes and bonds as separate securities. Under the STRIPS program, the principal and interest components are separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts separately.

Commercial Paper. Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few to 270 days.

Obligations of Domestic Banks, Foreign Banks and Foreign Branches of U.S. Banks. The Funds may invest in obligations issued by banks and other savings institutions. Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments in domestic branches of foreign banks and foreign branches of domestic banks may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held by a Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different

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accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. Bank obligations include the following:

•	Bankers’ Acceptances. Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Corporations use bankers’ acceptances to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

•	Certificates of Deposit. Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

•	Time Deposits. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid investments.

Repurchase Agreements. The Funds may enter into repurchase agreements with financial institutions. A repurchase agreement is an agreement under which a fund acquires a fixed income security (generally a security issued by the U.S. government or an agency thereof, a banker’s acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The acquisition of a repurchase agreement may be deemed to be an acquisition of the underlying securities as long as the obligation of the seller to repurchase the securities is collateralized fully. The Funds follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with creditworthy financial institutions whose condition will be continually monitored by the Adviser. The repurchase agreements entered into by the Funds will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement and consist only of securities permissible under Section 101(47)(A)(i) of the Bankruptcy Code (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by the Funds, the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, the Funds will seek to liquidate such collateral. However, the exercising of a Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. A Fund may enter into “tri-party” repurchase agreements. In “tri-party” repurchase agreements, an unaffiliated third party custodian maintains accounts to hold collateral for the Fund and its counterparties and, therefore, the Fund may be subject to the credit risk of those custodians.

The investments of the Funds in repurchase agreements, at times, may be substantial when, in the view of the Adviser, liquidity or other considerations so warrant.

Reverse Repurchase Agreements. Reverse repurchase agreements are transactions in which a Fund sells portfolio securities to financial institutions, such as banks and broker-dealers, and agrees to repurchase them at a mutually agreed-upon date and price that is higher than the original sale price. Reverse repurchase agreements are similar to a fully collateralized borrowing by a Fund. At the time a Fund enters into a reverse repurchase agreement, it will earmark on the books of the Fund or place in a segregated account cash or liquid securities having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such equivalent value is maintained.

Reverse repurchase agreements involve risks. Reverse repurchase agreements are a form of leverage, and the use of reverse repurchase agreements by a Fund may increase the Fund’s volatility. Reverse repurchase agreements are also subject to the risk that the other party to the reverse repurchase agreement will be unable or unwilling to complete the

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transaction as scheduled, which may result in losses to a Fund. Reverse repurchase agreements also involve the risk that the market value of the securities sold by a Fund may decline below the price at which it is obligated to repurchase the securities. In addition, when a Fund invests the proceeds it receives in a reverse repurchase transaction, there is a risk that those investments may decline in value. In this circumstance, the Fund could be required to sell other investments in order to meet its obligations to repurchase the securities.

Securities of Other Investment Companies. The Funds may invest in shares of other investment companies, to the extent permitted by applicable law and any applicable exemptive relief, subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by the Funds. A Fund’s purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying the Fund’s expenses. Unless an exception is available, Section 12(d)(1)(A) of the 1940 Act prohibits a fund from (i) acquiring more than 3% of the voting shares of any one investment company, (ii) investing more than 5% of its total assets in any one investment company, and (iii) investing more than 10% of its total assets in investment companies, including ETFs.

For hedging or other purposes, the Funds may invest in investment companies that seek to track the composition and/or performance of specific indexes or portions of specific indexes. Certain of these investment companies, known as ETFs, are traded on a securities exchange.  (See “Exchange-Traded Funds” above).  The market prices of index-based investments will fluctuate in accordance with changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company’s shares on the exchange upon which the shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things.

Pursuant to orders issued by the U.S. Securities and Exchange Commission (the “SEC”) to certain ETFs and procedures approved by the Board, the Funds may invest in such ETFs in excess of the 3% limitation prescribed by Section 12(d)(1)(A) described above, provided that the Funds otherwise comply with the conditions of the applicable SEC order, as it may be amended, and any other applicable investment limitations.  Neither such ETFs nor their investment advisers make any representations regarding the advisability of investing in the ETFs.

On October 7, 2020, the SEC adopted Rule 12d1-4 under the 1940 Act (“Rule 12d1-4”) which allows funds to invest in other investment companies in excess of some of the limitations discussed above, subject to certain limitations and conditions. An acquiring fund relying on Rule 12d1-4 must enter into a fund of funds investment agreement with the acquired fund. Rule 12d1-4 outlines the requirements for fund of funds agreements and specifies certain reporting responsibilities of the acquiring fund’s adviser. Rule 12d1-4 is effective January 19, 2021 and rescinds certain types of relief for funds of funds that invest in other investment companies in excess of the limitations under Section 12(d)(1) of the 1940 Act, as discussed above and below, one year after the effective date. The Funds expects to rely on Rule 12d1-4 to the extent the Adviser deems such reliance necessary or appropriate.

Exchange-Traded Notes (“ETNs”). ETNs are generally notes representing debt of the issuer, usually a financial institution. ETNs combine both aspects of bonds and ETFs. An ETN’s returns are based on the performance of one or more underlying assets, reference rates or indexes, minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the specific asset, index or rate (“reference instrument”) to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments, and principal is not protected. ETNs are not registered or regulated as investment companies under the 1940 Act.

The value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, the performance of the reference instrument, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect

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the reference instrument. An ETN that is tied to a reference instrument may not replicate the performance of the reference instrument. ETNs also incur certain expenses not incurred by their applicable reference instrument. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Levered ETNs are subject to the same risk as other instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. Finally, additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the loan still needs to be repaid.

Because the return on the ETN is dependent on the issuer’s ability or willingness to meet its obligations, the value of the ETN may change due to a change in the issuer’s credit rating, despite no change in the underlying reference instrument. The market value of ETN shares may differ from the value of the reference instrument. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the assets underlying the reference instrument that the ETN seeks to track.

There may be restrictions on a Fund’s right to redeem its investment in an ETN, which are generally meant to be held until maturity. A Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. A Fund could lose some or all of the amount invested in an ETN.

Derivatives. Derivatives are financial instruments whose value is based on an underlying asset (such as a stock or a bond), an underlying economic factor (such as an interest rate) or a market benchmark. Unless otherwise stated in the Prospectuses, the Funds may use derivatives for a number of purposes including managing risk, gaining exposure to various markets in a cost-efficient manner, reducing transaction costs, remaining fully invested and speculating. The Funds may also invest in derivatives with the goal of protecting themselves from broad fluctuations in market prices, interest rates or foreign currency exchange rates (a practice known as “hedging”). When hedging is successful, a Fund will have offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of the Funds to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure. In the future, to the extent such use is consistent with the Funds’ investment objectives and is legally permissible, the Funds may use instruments and techniques that are not presently contemplated, but that may be subsequently developed.

There can be no assurance that a derivative strategy, if employed, will be successful. Because many derivatives have a leverage or borrowing component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Accordingly, certain derivative transactions may be considered to constitute borrowing transactions for purposes of the 1940 Act. Such a derivative transaction will not be considered to constitute the issuance of a “senior security” by a Fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund, if the Fund covers the transaction or segregates sufficient liquid assets (or such assets are “earmarked” on the Fund’s books) in accordance with the requirements and interpretations of the SEC and its staff. Futures contracts, forward contracts and other applicable securities and instruments that settle physically, and written options on such contracts, will be treated as cash settled for asset segregation purposes when a Fund has entered into a contractual arrangement with a third party futures commission merchant or other counterparty to off-set the Fund’s exposure under the contract and, failing that, to assign its delivery obligation under the contract to the counterparty.

Pursuant to rules adopted under the Commodity Exchange Act (“CEA”) by the Commodity Futures Trading Commission (“CFTC”), a Fund must either operate within certain guidelines and restrictions with respect to the Fund’s use of futures, options on such futures, commodity options and certain swaps, or the Adviser will be subject to registration with the CFTC as a “commodity pool operator” (“CPO”).

Consistent with the CFTC’s regulations, the Adviser, on behalf of the Funds, intends to file a notice of exclusion from the definition of the term CPO under the CEA pursuant to CFTC Rule 4.5 with respect to the Funds’ operations. Therefore, the Funds will not be subject to regulation as commodity pools under the CEA and the Adviser will not be subject to registration or regulation as a CPO under the CEA with respect to the Funds. As a result, the Funds will be limited in their

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ability to use futures, options on such futures, commodity options and certain swaps. Complying with the limitations may restrict the Adviser’s ability to implement the Funds’ investment strategies and may adversely affect the Funds’ performance.

Types of Derivatives:

Futures. A futures contract is an agreement between two parties whereby one party agrees to sell and the other party agrees to buy a specified amount of a financial instrument at an agreed upon price and time. The financial instrument underlying the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument. Agreeing to buy the underlying financial instrument is called buying a futures contract or taking a long position in the contract. Likewise, agreeing to sell the underlying financial instrument is called selling a futures contract or taking a short position in the contract.

Futures contracts are traded in the United States on commodity exchanges or boards of trade (known as “contract markets”) approved for such trading and regulated by the CFTC. These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts.

Unlike other securities, the parties to a futures contract do not have to pay for or deliver the underlying financial instrument until some future date (the “delivery date”). Contract markets require both the purchaser and seller to deposit “initial margin” with a futures broker, known as a futures commission merchant or custodian bank, when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract’s value. Initial margin is similar to a performance bond or good faith deposit on a contract and is returned to the depositing party upon termination of the futures contract if all contractual obligations have been satisfied. After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value. If the value of the futures contract changes in such a way that a party’s position declines, that party must make additional “variation margin” payments so that the margin payment is adequate. On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount.

This process is known as “marking to the market.” Variation margin does not represent a borrowing or loan by a party but is instead a settlement between the party and the futures broker of the amount one party would owe the other if the futures contract terminated. In computing daily NAV, each party marks to market its open futures positions.

Although the terms of a futures contract call for the actual delivery of and payment for the underlying security, in many cases the parties may close the contract early by taking an opposite position in an identical contract. If the sale price upon closing out the contract is less than the original purchase price, the party closing out the contract will realize a loss. If the sale price upon closing out the contract is more than the original purchase price, the party closing out the contract will realize a gain. Conversely, if the purchase price upon closing out the contract is more than the original sale price, the party closing out the contract will realize a loss. If the purchase price upon closing out the contract is less than the original sale price, the party closing out the contract will realize a gain.

A Fund may incur commission expenses when it opens or closes a futures position.

Options. An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the “strike price” or “exercise price”) at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a “call” (the right to buy the security) or a “put” (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded options) or may be customized agreements between the parties (over-the-counter or “OTC” options). Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counterparty will not fulfill its obligations under the contract. The principal factors affecting the market value of an option include supply and demand, interest rates, the current market

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value of the underlying instrument relative to the exercise price of the option, the volatility of the underlying instrument, and the time remaining until the option expires.

▪	Purchasing Put and Call Options

When a Fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the “option premium”). A Fund may purchase put options to offset or hedge against a decline in the market value of its securities (“protective puts”) or to benefit from a decline in the price of securities that it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

Call options are similar to put options, except that a Fund obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price. A Fund would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, the Fund would realize either no gain or a loss on the purchase of the call option.

The purchaser of an option may terminate its position by:

▪	Allowing it to expire and losing its entire premium;

▪	Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or

▪	Closing it out in the secondary market at its current price.

▪	Selling (Writing) Put and Call Options

When a Fund writes a call option it assumes an obligation to sell specified securities to the holder of the option at a fixed strike price if the option is exercised at any time before the expiration date. Similarly, when a Fund writes a put option it assumes an obligation to purchase specified securities from the option holder at a fixed strike price if the option is exercised at any time before the expiration date. The Fund may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, the Fund may cancel an OTC option by entering into an offsetting transaction with the counterparty to the option.

A Fund could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, the Fund would expect the put option to expire and the premium it received to offset the increase in the security’s value. If security prices remain the same over time, the Fund would hope to profit by closing out the put option at a lower price. If security prices fall, the Fund may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive a Fund of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. A Fund could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, the Fund would expect the option to expire and the premium it received to offset the decline of the security’s value. However, the Fund must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.

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The Funds are permitted to write only “covered” options. At the time of selling a call option, a Fund may cover the option by owning, among other things:

▪	The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract;

▪	A call option on the same security or index with the same or lesser exercise price;

▪	A call option on the same security or index with a greater exercise price, provided that the Fund also segregates cash or liquid securities in an amount equal to the difference between the exercise prices;

▪	Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract; or

▪	In the case of an index, the portfolio of securities that corresponds to the index.

At the time of selling a put option, a Fund may cover the option by, among other things:

▪	Entering into a short position in the underlying security;

▪	Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price;

▪	Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or

▪	Maintaining the entire exercise price in liquid securities.

▪	Options on Securities Indices

Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities.  In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

▪	Options on Credit Default Swaps

An option on a credit default swap gives the holder the right to enter into a credit default swap at a specified future date and under specified terms in exchange for a purchase price or premium. The writer of the option bears the risk of any unfavorable move in the value of the credit default swap relative to the market value on the exercise date, while the purchaser may allow the option to expire unexercised.

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▪	Options on Futures

An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price.  Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option).  If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader’s profit or loss on the transaction.

A Fund may purchase put and call options on futures contracts instead of selling or buying futures contracts. The Fund may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such a put option in order to hedge a long position in the underlying futures contract. A Fund may buy a call option on a futures contract for the same purpose as the actual purchase of a futures contract, such as in anticipation of favorable market conditions.

A Fund may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, a Fund would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the Fund.

▪	Options on Foreign Currencies

A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. The Funds may purchase or write put and call options on foreign currencies for the purpose of hedging against changes in future currency exchange rates.

The Funds may use foreign currency options given the same circumstances under which they could use forward foreign currency exchange contracts. For example, a decline in the U.S. dollar value of a foreign currency in which a Fund’s securities are denominated would reduce the U.S. dollar value of the securities, even if their value in the foreign currency remained constant. In order to hedge against such a risk, the Fund may purchase a put option on the foreign currency. If the value of the currency then declined, the Fund could sell the currency for a fixed amount in U.S. dollars and thereby offset, at least partially, the negative effect on its securities that otherwise would have resulted. Conversely, if a Fund anticipates a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated, the Fund may purchase call options on the currency in order to offset, at least partially, the effects of negative movements in exchange rates. If currency exchange rates do not move in the direction or to the extent anticipated, the Funds could sustain losses on transactions in foreign currency options.

▪	Combined Positions

The Funds may purchase and write options in combination with each other, or in combination with futures or forward contracts or swap agreements, to adjust the risk and return characteristics of the overall position. For example, a Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by

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purchasing a put option and writing a call option on the same underlying instrument. Alternatively, a Fund could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Forward Foreign Currency Exchange Contracts. A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. Unlike futures contracts, forward contracts:

▪	Do not have standard maturity dates or amounts (i.e., the parties to the contract may fix the maturity date and the amount);

▪	Are typically traded directly between currency traders (usually large commercial banks) and their customers in the inter-bank markets, as opposed to on exchanges regulated by the CFTC (note, however, that under new definitions adopted by the CFTC and SEC, many non-deliverable foreign currency forwards will be considered swaps for certain purposes, including determination of whether such instruments must be traded on exchanges and centrally cleared);

▪	Do not require an initial margin deposit; and

▪	May be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to with a commodities exchange.

▪	Foreign Currency Hedging Strategies

A “settlement hedge” or “transaction hedge” is designed to protect a Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars “locks in” the U.S. dollar price of the security. A Fund may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.

A Fund may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge, sometimes referred to as a “position hedge,” would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the currency in which the Fund’s investment is denominated. This type of hedge, sometimes referred to as a “proxy hedge,” could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that a Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.

A Fund may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated. This may include shifting exposure from U.S. dollars to a

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foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a “cross-hedge,” will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges may protect against losses resulting from a decline in the hedged currency but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases. Cross-hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

It is difficult to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, a Fund may have to purchase additional foreign currency on the spot (cash) market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver. Conversely, the Fund may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver.

Risks of Derivatives:

While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of the Funds than if they had not entered into any derivatives transactions. Derivatives may magnify the Funds’ gains or losses, causing them to make or lose substantially more than they invested.

When used for hedging purposes, increases in the value of the securities a Fund holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose the Fund to greater risks.

Use of derivatives involves transaction costs, which may be significant, and may also increase the amount of taxable income to shareholders.

Correlation of Prices. The Funds’ ability to hedge their securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities a Fund is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The Adviser will try to minimize this risk by investing in only those contracts whose behavior it expects to correlate with the behavior of the portfolio securities it is trying to hedge. However, if the Adviser's prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, a Fund may lose money, or may not make as much money as it expected.

Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:

▪	Current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;

▪	A difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or discontinued trading of an instrument; and

▪	Differences between the derivatives, such as different margin requirements, different liquidity of such markets and the participation of speculators in such markets.

Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

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While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of the Funds. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect the Funds against a price decline resulting from deterioration in the issuer’s creditworthiness. Because the value of the Funds’ foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Funds’ investments precisely over time.

Lack of Liquidity. Before a futures contract or option is exercised or expires, a Fund can terminate it only by entering into a closing purchase or sale transaction. Moreover, a Fund may close out a futures contract only on the exchange the contract was initially traded. Although the Funds intend to purchase options and futures only where there appears to be an active market, there is no guarantee that such a liquid market will exist. If there is no secondary market for the contract, or the market is illiquid, a Fund may not be able to close out its position. In an illiquid market, a Fund may:

▪	Have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;

▪	Have to purchase or sell the instrument underlying the contract;

▪	Not be able to hedge its investments; and/or

▪	Not be able to realize profits or limit its losses.

Derivatives may become illiquid (i.e., difficult to sell at a desired time and price) under a variety of market conditions. For example:

▪	An exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives, which sometimes occurs because of increased market volatility;

▪	Unusual or unforeseen circumstances may interrupt normal operations of an exchange;

▪	The facilities of the exchange may not be adequate to handle current trading volume;

▪	Equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other occurrences may disrupt normal trading activity; or

▪	Investors may lose interest in a particular derivative or category of derivatives.

Management Risk. Successful use of derivatives by the Funds is subject to the ability of the Adviser to forecast stock market and interest rate trends. If the Adviser incorrectly predicts stock market and interest rate trends, the Funds may lose money by investing in derivatives. For example, if a Fund were to write a call option based on the Adviser's expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if a Fund were to write a put option based on the Adviser's expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

Counterparty Risk. The risk exists that a derivatives transaction counterparty will be unable or unwilling to make payments or otherwise honor its obligations to a Fund.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if a Fund has valued its securities too high, shareholders may end up paying too much for Fund shares when they buy into the Fund. If the Fund underestimates its price, shareholders may not receive the full market value for their Fund shares when they sell.

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Margin. Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to a Fund and it may lose more than it originally invested in the derivative.

If the price of a futures contract changes adversely, a Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. A Fund may lose its margin deposits if a broker-dealer with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

Volatility and Leverage. The Funds’ use of derivatives may have a leveraging effect. Leverage generally magnifies the effect of any increase or decrease in value of an underlying asset and results in increased volatility, which means the Funds will have the potential for greater gains, as well as the potential for greater losses, than if the Funds do not use derivative instruments that have a leveraging effect. The prices of derivatives are volatile (i.e., they may change rapidly, substantially and unpredictably) and are influenced by a variety of factors, including:

▪	Actual and anticipated changes in interest rates;

▪	Fiscal and monetary policies; and

▪	National and international political events.

Most exchanges limit the amount by which the price of a derivative can change during a single trading day. Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day. Once the price of a derivative reaches this value, the Funds may not trade that derivative at a price beyond that limit. The daily limit governs only price movements during a given day and does not limit potential gains or losses. Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

Government Regulation. The regulation of derivatives markets in the U.S. is a rapidly changing area of law and is subject to modification by government and judicial action. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act, signed into law in 2010, grants significant new authority to the SEC and the CFTC to impose comprehensive regulations on the over-the-counter and cleared derivatives markets. These regulations include, but are not limited to, mandatory clearing of certain derivatives and requirements relating to disclosure, margin and trade reporting. The new law and regulations may negatively impact the Funds by increasing transaction and/or regulatory compliance costs, limiting the availability of certain derivatives or otherwise adversely affecting the value or performance of the derivatives the Funds trade.

On October 28, 2020, the SEC adopted Rule 18f-4 (the “Derivatives Rule”) under the 1940 Act which, following an implementation period, will replace existing SEC and staff guidance with an updated, comprehensive framework for registered funds’ use of derivatives. Among other changes, the Derivatives Rule will require the Funds to trade derivatives and certain other instruments that create future payment or delivery obligations subject to a value-at-risk (“VaR”) leverage limit, develop and implement a derivatives risk management program and new testing requirements, and comply with new requirements related to board and SEC reporting. These new requirements will apply unless a Fund qualifies as a “limited derivatives user,” as defined in the Derivatives Rule. Complying with the Derivatives Rule may increase the cost of the Funds' investments and cost of doing business, which could adversely affect investors. Other potentially adverse regulatory obligations can develop suddenly and without notice.

Restricted and Illiquid Investments. Each Fund may purchase illiquid investments, including investments that are not readily marketable and securities that are not registered (“restricted securities”) under the Securities Act of 1933, as amended (the “1933 Act”), but which can be offered and sold to “qualified institutional buyers” under Rule 144A under the 1933 Act. Illiquid investments are investments that the Fund reasonably expects cannot be sold or disposed of in

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current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Because of their illiquid nature, illiquid investments must be priced at fair value as determined in good faith pursuant to procedures approved by the Board. Despite such good faith efforts to determine fair value prices, a Fund’s illiquid investments are subject to the risk that the security’s fair value price may differ from the actual price which the Fund may ultimately realize upon its sale or disposition. Difficulty in selling illiquid investments may result in a loss or may be costly to the Fund. A Fund may not acquire an illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets.

Illiquid investments may include a wide variety of investments, such as repurchase agreements maturing in more than seven days, OTC options contracts and certain other derivatives (including certain swap agreements), fixed time deposits that are not subject to prepayment or do not provide for withdrawal penalties upon prepayment (other than overnight deposits), participation interests in loans, commercial paper issued pursuant to Section 4(a)(2) of the 1933 Act, and restricted, privately placed securities that, under the federal securities laws, generally may be resold only to qualified institutional buyers. If a substantial market develops for a restricted security (or other illiquid investment) held by a Fund, it may be treated as a liquid security in accordance with procedures and guidelines approved by the Board. Under the supervision of the Board, the Adviser determines the liquidity of the Funds’ investments.

Short Sales. If consistent with a Fund’s investment objective, the Fund may engage in short sales that are either “uncovered” or “against the box.” A short sale is “against the box” if at all times during which the short position is open, a Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to the Fund with respect to the securities that are sold short.

Uncovered short sales are transactions under which a Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

Until a Fund closes its short position or replaces the borrowed security, the Fund may: (a) segregate cash or liquid securities at such a level that the amount segregated plus the amount deposited with the broker as collateral will equal the current value of the security sold short or (b) otherwise cover the Fund’s short position.

Special Risks of Cyber Attacks. As with any entity that conducts business through electronic means in the modern marketplace, the Funds, and their service providers, may be susceptible to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential information, unauthorized access to relevant systems, compromises to networks or devices that the Funds and their service providers use to service the Funds’ operations, ransomware, operational disruption or failures in the physical infrastructure or operating systems that support the Funds and their service providers, or various other forms of cyber security breaches. Cyber attacks affecting the Funds or the Adviser, the Funds’ distributor, custodian, or any other of the Funds’ intermediaries or service providers may adversely impact the Funds and their shareholders, potentially resulting in, among other things, financial losses or the inability of Fund shareholders to transact business. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact the Funds’ ability to calculate their NAV, cause the release of private shareholder information or confidential business information, impede trading, subject the Funds to regulatory fines or financial losses and/or cause reputational damage. The Funds may also incur additional costs for cyber security risk management purposes designed to mitigate or prevent the risk of cyber attacks. Such costs may be ongoing because threats of cyber attacks are constantly evolving as cyber attackers become

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more sophisticated and their techniques become more complex. Similar types of cyber security risks are also present for issuers of securities in which the Funds may invest, which could result in material adverse consequences for such issuers and may cause the Funds’ investments in such companies to lose value. There can be no assurance that the Funds, the Funds’ service providers, or the issuers of the securities in which the Funds invest will not suffer losses relating to cyber attacks or other information security breaches in the future.

LIBOR Replacement Risk. The London Inter-Bank Offered Rate (“LIBOR”), which is used extensively in the U.S. and globally as a benchmark or reference rate for various commercial and financial contracts, is expected to be discontinued. The elimination of LIBOR may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. Such investments may include bank loans, derivatives, floating rate securities, and other assets or liabilities tied to LIBOR. On July 27, 2017, the U.K. Financial Conduct Authority announced that it intends to stop compelling or inducing banks to submit LIBOR rates after 2021. More recently, on November 30, 2020, Ice Benchmark Administrator (“IBA”) announced its intention to consult on (i) the cessation of four LIBOR currencies (GBP, EUR, JPY and CHF) after the end of 2021 and (ii) on the cessation of the major USD LIBOR tenors (overnight, 1M, 3M, 6M and 12M) on June 30, 2023 and the cessation of the 1 week and 2M USD LIBOR by the end of 2021. IBA will make separate announcements following the outcome of the consultations. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Financing Rate (“SOFR”), which is intended to replace U.S. dollar LIBOR. Alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new rates. Questions around liquidity impacted by these rates, and how to appropriately adjust these rates at the time of transition, remain a concern for the Funds. The effect of any changes to, or discontinuation of, LIBOR on the Funds will vary depending on, among other things, (1) existing fallback or termination provisions in individual contracts and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. The expected discontinuation of LIBOR could have a significant impact on the financial markets in general and may also present heightened risk to market participants, including public companies, investment advisers, other investment companies, and broker-dealers. The risks associated with this discontinuation and transition will be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Funds until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.

General Market Risk. An outbreak of respiratory disease caused by a novel coronavirus designated as COVID-19 was first detected in China in December 2019 and subsequently spread internationally. The transmission of COVID-19 and efforts to contain its spread have resulted in international, national and local border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and customer activity, event cancellations and restrictions, service cancellations, reductions and other changes, significant challenges in healthcare service preparation and delivery, and quarantines, as well as general concern and uncertainty that has negatively affected the economic environment. These impacts also have caused significant volatility and declines in global financial markets, which have caused losses for investors. The impact of this COVID-19 pandemic may be short term or may last for an extended period of time, and in either case could result in a substantial economic downturn or recession. Health crises caused by viral or bacterial outbreaks, such as the COVID-19 outbreak, may exacerbate other pre-existing political, social, economic, market and financial risks. The impact of this outbreak, and other epidemics and pandemics that may arise in the future, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Funds invest, which in turn could negatively impact the Funds' performance and cause losses on your investment in the Funds.

Operational Risk. An investment in the Funds involve operational risk arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. Any of these failures or errors could result in a loss or compromise of

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information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. While the Funds seek to minimize such events through controls and oversight, there is no guarantee that the Funds will not suffer losses due to operational risk.

Temporary Defensive Positions. Each Fund may from time to time take temporary defensive positions that are inconsistent with its principal investment strategies. If the Adviser believes a temporary defensive position is warranted in view of market conditions, a Fund may hold cash or invest up to 100% of its assets in high-quality short-term government or corporate obligations, money market instruments or shares of money market mutual funds. Taking a temporary defensive position may prevent a Fund from achieving its investment objective.

INVESTMENT LIMITATIONS

Fundamental Policies

The following investment limitations are fundamental, which means that a Fund cannot change them without approval by the vote of a majority of the outstanding shares of the Fund. The phrase “majority of the outstanding shares” means the vote of (i) 67% or more of a Fund’s shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of a Fund’s outstanding shares, whichever is less.

Each Fund:

1.	May not purchase securities of an issuer that would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
2.	May not concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
3.	May not borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
4.	May not make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
5.	May not purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
6.	May not underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

Non-Fundamental Policies

The following investment limitations are non-fundamental and may be changed by the Board without shareholder approval. In addition, the investment objectives of the Westwood Quality AllCap Fund and Westwood SmallCap Growth Fund are non-fundamental policies that may be changed by the Board without shareholder approval.

The Funds:

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1.	May not purchase securities of any issuer (except securities of other investment companies, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of a Fund would be invested in the securities of such issuer; or acquire more than 10% of the outstanding voting securities of any one issuer. This restriction applies to 75% of a Fund’s total assets.
2.	May not purchase any securities which would cause 25% or more of the net assets of a Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities. For purposes of this limitation, (i) utility companies will be classified according to their services, for example, gas distribution, gas transmission, electric and telephone will each be considered a separate industry; and (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry.
3.	May not borrow money from a bank in an amount exceeding 33 1/3% of the value of its total assets, provided that investment strategies that either obligate a Fund to purchase securities or require a Fund to cover a position by segregating assets or entering into an offsetting position shall not be subject to this limitation. Asset coverage of at least 300% is required for all borrowing, except where a Fund has borrowed money, from any source, for temporary purposes in an amount not exceeding 5% of its total assets.
4.	May not make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that a Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.
5.	May not purchase or sell real estate, real estate limited partnership interests, physical commodities or commodities contracts except that a Fund may purchase (i) marketable securities issued by companies which own or invest in real estate (including REITs), commodities or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

In addition,

6.	Under normal circumstances, the Westwood SmallCap Growth Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of small-cap companies.

Except with respect to Fund policies concerning borrowing, if a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in values or assets will not constitute a violation of such restriction. With respect to the limitation on borrowing, in the event that a subsequent change in net assets or other circumstances causes a Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of borrowing back within the limitation within three days thereafter (not including Sundays and holidays).

The following descriptions of certain provisions of the 1940 Act may assist investors in understanding the above policies and restrictions:

Diversification. Under the 1940 Act and the rules, regulations and interpretations thereunder, a “diversified company,” as to 75% of its total assets, may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s voting securities would be held by the fund.

Concentration. The 1940 Act requires that every investment company have a fundamental investment policy regarding concentration. The SEC has defined concentration as investing 25% or more of an investment company’s total assets in

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any particular industry or group of industries, with certain exceptions. For purposes of a Fund’s concentration policy, the Fund may classify and re-classify companies in a particular industry and define and re-define industries in any reasonable manner, consistent with SEC and SEC staff guidance.

Borrowing. The 1940 Act presently allows an investment company to borrow from any bank in an amount up to 33 1/3% of its total assets (including the amount borrowed) and to borrow for temporary purposes in an amount not exceeding 5% of the value of its total assets.

Lending. Under the 1940 Act, an investment company may only make loans if expressly permitted by its investment policies.

Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain derivatives, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

Real Estate and Commodities. The 1940 Act does not directly restrict an investment company’s ability to invest in real estate or commodities, but does require that every investment company have a fundamental investment policy governing such investments.

Underwriting. Under the 1940 Act, underwriting securities involves an investment company purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

THE ADVISER

General. Westwood Management Corp. (the “Adviser”), a New York corporation formed in 1983, located at 200 Crescent Court, Suite 1200, Dallas, Texas 75201, is a professional investment management firm registered with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Adviser is a wholly-owned subsidiary of Westwood Holdings Group, Inc., an institutional asset management company. As of December 31, 2020, the Adviser had approximately $9.6 billion in assets under management.

Advisory Agreement with the Trust. The Trust and the Adviser have entered into an investment advisory agreement (the “Advisory Agreement”) with respect to the Funds. Under the Advisory Agreement, the Adviser serves as the investment adviser and makes investment decisions for the Funds and continuously reviews, supervises and administers the investment programs of the Funds, subject to the supervision of, and policies established by, the Trustees.

After the initial two-year term, the continuance of the Advisory Agreement with respect to each Fund must be specifically approved at least annually: (i) by the vote of the Trustees or by a vote of the majority of the outstanding voting securities of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement with respect to each Fund is terminable without penalty on 60 days’ notice by the Board or by vote of a majority of the outstanding voting securities of the Fund. The Adviser may also terminate the Advisory Agreement on not less than 30 days’ nor more than 60 days’ written notice to the Trust. The Advisory Agreement provides that it will terminate automatically in the event of its “assignment,” as such term is defined in the 1940 Act.

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Advisory Fees Paid to the Adviser. For its services to the Westwood Quality AllCap Fund and Westwood SmallCap Growth Fund, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate based on the average daily net assets of the Funds, as set forth in the table below.

Fund	Management Fee
Westwood Quality AllCap Fund	0.45%
Westwood SmallCap Growth Fund	0.55%

The Adviser has contractually agreed to reduce its fees and reimburse expenses of the Westwood Quality AllCap Fund and Westwood SmallCap Growth Fund in order to keep net operating expenses (excluding interest, taxes, brokerage commissions, borrowing expenses such as dividend and interest expenses on securities sold short, acquired fund fees and expenses, costs to organize the Fund, other expenditures which are capitalized in accordance with generally accepted accounting principles, and extraordinary expenses (collectively, “excluded expenses”)) from exceeding the Funds’ average daily net assets as follows:

Fund	Share Class	Expense Cap
Westwood Quality AllCap Fund	Institutional Shares	0.65%
	Ultra Shares	0.45%
Westwood SmallCap Growth Fund	Institutional Shares	0.65%

Unless earlier terminated by the Board, the above contractual fee waivers shall continue in effect until, but may be terminated by the Adviser effective, [____], 2024.

The Adviser may receive from a share class of a Fund the difference between the share class’ total annual Fund operating expenses (not including excluded expenses) and the share class’ expense cap to recoup all or a portion of its prior fee reductions or expense reimbursements (other than management fee waivers pursuant to the Management Fee Waiver Agreement) made during the rolling three-year period preceding the date of the recoupment if at any point total annual Fund operating expenses (not including excluded expenses) are below the expense cap (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment.

The Adviser manages each Fund’s investments in accordance with the stated investment objective and policies of the Fund, subject to the oversight of the Board. The Adviser is responsible for investment decisions, and provides the Fund with a portfolio manager to execute purchases and sales of securities. The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or for any loss suffered by the Trust or the Funds in connection with the performance of its duties, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard of its duties and obligations thereunder.

THE PORTFOLIO MANAGERS

This section includes information about the Funds’ portfolio managers, including information about other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

Compensation. The Adviser compensates the Funds’ portfolio managers for their management of the Funds. Each of the Funds’ portfolio managers’ compensation consists of a base salary and a full benefits package. The Funds' portfolio managers also have the opportunity to receive a discretionary cash bonus, profit sharing and company stock incentive compensation. Percentages for each component of compensation are variable.  Base salary levels are maintained at levels that the compensation committee deems to be commensurate with similar companies in the asset management industry. In

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determining incentive compensation and annual merit-based salary increases, employees on the investment team are evaluated according to a combination of quantitative and qualitative factors. The discretionary cash bonus and restricted stock award are determined at year-end and they vary with the firm’s success, which is directly linked to the performance of the products they manage, including the Funds and other accounts. Lastly, other benefits such as health insurance, life insurance and short and long-term disability insurance packages, as well as a 401(k) plan with employer matching, are provided.

Fund Shares Owned by the Portfolio Managers. The following table shows the dollar amount range of each portfolio manager’s “beneficial ownership” of shares of the Funds as of July 1, 2021. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the “1934 Act”).

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Name	Dollar Range of Fund Shares[1]
Adrian Helfert	[None]
Grant L. Taber, CFA	[None]
Michael Wall	[None]
1	Valuation date is July 1, 2021. Because the Funds are newly organized the Portfolio Manager have no beneficial ownership of Fund shares as of the date of this SAI.

Other Accounts. In addition to the Funds, the portfolio managers may also be responsible for the day-to-day management of certain other accounts, as indicated by the following table. The information below is provided as of [_____], 2021.

Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets[1] (in Millions)	Number of Accounts	Total Assets[1] (in Millions)	Number of Accounts	Total Assets[1] (in Millions)
Adrian Helfert	7	$1,128.8	3	$291.4	18	$336.2
Grant L. Taber, CFA	4	$953.7	6	$469.2	20[2]	$1,078.3
Michael Wall	1	$201.2	4	$173.	24	$447.1
1	Represents the portion of assets for which the portfolio manager has responsibility in the accounts indicated. The accounts indicated may contain additional assets under the responsibility of other portfolio managers and therefore may be 1 account with assets under management of [$310.4] million that is subject to performance-based advisory fees.

2       Includes 1 account with assets under management of [$12.2] million that is subject to performance-based advisory fees.

The Adviser also manages institutional separate accounts and is an advisor and sub-adviser to other mutual funds. The investment process is the same for similar accounts, including the Funds, and is driven by proprietary team-oriented, in-depth, fundamental research. The investment research team is organized by industry coverage and supports all of the accounts managed in each of the Adviser’s investment strategies. Each of the Adviser’s investment strategies is managed by a portfolio team. Weekly research meetings provide a forum where the Adviser’s investment professionals discuss current investment ideas within their assigned industries. Generally, the entire portfolio team, or a sub-set of the team, then debates the merits of recommendations, taking into account the prevailing market environment, the portfolio’s current composition, and the relative value of alternative investments. Investment decisions are made by majority agreement of the portfolio team.

Conflicts of Interest. The portfolio managers’ management of other registered investment companies, other pooled investment vehicles and other accounts (collectively referred to as “other accounts”) may give rise to potential conflicts of interest in connection with their management of the Funds’ investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Funds. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby a portfolio manager could favor one account over another. Another potential conflict could include the portfolio managers’ knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Funds. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated. The Adviser’s trade allocation policy is to aggregate client transactions, including the Funds’, where possible

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when it is believed that such aggregation may facilitate the Adviser’s duty of best execution. Client accounts for which orders are aggregated receive the average price of such transaction. Any transaction costs incurred in the transaction are shared pro rata based on each client’s participation in the transaction. The Adviser generally allocates securities among client accounts according to each account’s pre-determined participation in the transaction. The Adviser’s policy prohibits any allocation of trades that would favor any proprietary accounts, affiliated accounts, or any particular client(s) or group of clients more over any other account(s). The Adviser prohibits late trading, frequent trading and/or market timing in the Funds and monitors trades daily to ensure this policy is not violated.

THE ADMINISTRATOR

Ultimus Fund Solutions, LLC (“Ultimus”), located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the administrator (the “Administrator”), the fund accountant (the “Fund Accountant”) and the Transfer Agent to the Funds pursuant to a Master Services Agreement.

As Administrator, Ultimus assists in supervising all operations of each Fund (other than those performed by the Adviser under the Advisory Agreements). Ultimus has agreed to perform or arrange for the performance of the following services (under the Master Services Agreement, Ultimus may delegate all or any part of its responsibilities thereunder):

●	prepares and assembles reports required to be sent to each Fund’s shareholders and arranges for the printing and dissemination of such reports;

●	assembles reports required to be filed with the SEC and files such completed reports with the SEC;

●	files each Fund’s federal income and excise tax returns and each Fund’s state and local tax returns;

●	assists and advises each Fund regarding compliance with the 1940 Act and with its investment policies and limitations; and

●	makes such reports and recommendations to the Board as the Board reasonably requests or deems appropriate.

As Fund Accountant, Ultimus maintains the accounting books and records for each Fund, including journals containing an itemized daily record of all purchases and sales of portfolio securities, all receipts and disbursements of cash and all other debits and credits, general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest accrued and interest received, and other required separate ledger accounts. Ultimus also maintains a monthly trial balance of all ledger accounts; performs certain accounting services for each Fund, including calculation of the NAV per share, calculation of the dividend and capital gain distributions, reconciles cash movements with the custodian, verifies and reconciles with the custodian all daily trade activities; provides certain reports; obtains dealer quotations or prices from pricing services used in determining NAV; and prepares an interim balance sheet, statement of income and expense, and statement of changes in net assets for each Fund.

Ultimus receives fees from each Fund for its services as Administrator, Fund Accountant, and Transfer Agent, and is reimbursed for certain expenses assumed pursuant to the Master Service Agreement.

The Master Services Agreement between the Trust, on behalf of the Funds, and Ultimus, unless otherwise terminated as provided in the Master Services Agreement, are renewed automatically for successive one-year periods.

The Master Services Agreement provides that Ultimus shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Master Services Agreement relates, except a loss from willful misfeasance, bad faith or gross negligence in the performance of its duties, or from the reckless disregard by Ultimus of its obligations and duties thereunder.

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Administration Fees Paid to the Administrator. For its services under the Administration Agreement, the Administrator is paid a fee, which varies based on the average daily net assets of the Funds, subject to certain minimums.  [Because the Funds recently commenced operations, there are no fees to report.]

THE DISTRIBUTOR

Ultimus Funds Distributor, LLC (the “Distributor”), located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, is the exclusive agent for distribution of shares of the Funds pursuant to a Distribution Agreement (the “Distribution Agreement”). The Distributor is obligated to sell shares of the Funds on a best efforts basis only against purchase orders for the shares. Shares of the Funds are offered to the public on a continuous basis. The Distributor is compensated for its services to the Trust under a written agreement for such services. The Distributor is an affiliate of Ultimus.

By its terms, the Distribution Agreement remains effective for periods of one year so long as such renewal and continuance is approved at least annually by (1) the Board or (2) a vote of the majority of the Funds’ outstanding voting shares; provided that in either event continuance is also approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated at any time, on sixty days written notice, without payment of any penalty, by the Trust or by the Distributor. The Distribution Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder. Under the Distribution Agreement, the Distributor is paid [ ] per annum for its services by each Fund and/or the Adviser to the Funds.

PAYMENTS TO FINANCIAL INTERMEDIARIES

Shareholder Servicing Plan. The Westwood Quality AllCap Fund and Westwood SmallCap Growth Fund have adopted a shareholder servicing plan under which a shareholder servicing fee of up to 0.20% of the average daily net assets of the Institutional Shares of each Fund will be paid to financial intermediaries. Under the plan, financial intermediaries may perform, or may compensate other financial intermediaries for performing, certain shareholder and/or administrative services or similar non-distribution services, including: (i) maintaining shareholder accounts; (ii) arranging for bank wires; (iii) responding to shareholder inquiries relating to the services performed by the financial intermediaries; (iv) responding to inquiries from shareholders concerning their investment in the Funds; (v) assisting shareholders in changing dividend options, account designations and addresses; (vi) providing information periodically to shareholders showing their position in the Funds; (vii) forwarding shareholder communications from the Funds such as proxies, shareholder reports, annual reports, and dividend and capital gain distribution and tax notices to shareholders; (viii) processing purchase, exchange and redemption requests from shareholders and placing orders with the Funds or their service providers; (ix) providing sub-accounting services; (x) processing dividend and capital gain payments from the Funds on behalf of shareholders; (xi) preparing tax reports; and (xii) providing such other similar non-distribution services as the Funds may reasonably request to the extent that the financial intermediary is permitted to do so under applicable laws or regulations.

Other Payments by the Funds. The Funds may enter into agreements with financial intermediaries pursuant to which the Funds may pay financial intermediaries for non-distribution-related sub-transfer agency, administrative, sub-accounting, and other shareholder services. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a financial intermediary, or (2) the number of Fund shareholders serviced by a financial intermediary. Any payments made pursuant to such agreements may be in addition to, rather than in lieu of, distribution or shareholder services fees the Funds may pay to financial intermediaries pursuant to the Funds’ shareholder servicing plan.

Payments by the Adviser. The Adviser and/or its affiliates, in their discretion, may make payments from their own resources and not from Fund assets to affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Funds, their service

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providers or their respective affiliates, as incentives to help market and promote the Funds and/or in recognition of their distribution, marketing, administrative services, and/or processing support.

These additional payments may be made to financial intermediaries that sell Fund shares or provide services to the Funds, the Distributor or shareholders of the Funds through the financial intermediary’s retail distribution channel and/or fund supermarkets. Payments may also be made through the financial intermediary’s retirement, qualified tuition, fee-based advisory, wrap fee bank trust, or insurance (e.g., individual or group annuity) programs. These payments may include, but are not limited to, placing the Funds in a financial intermediary’s retail distribution channel or on a preferred or recommended fund list; providing business or shareholder financial planning assistance; educating financial intermediary personnel about the Funds; providing access to sales and management representatives of the financial intermediary; promoting sales of Fund shares; providing marketing and educational support; maintaining share balances and/or for sub-accounting, administrative or shareholder transaction processing services. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

The Adviser and/or its affiliates may also make payments from their own resources to financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and other sponsored events. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Revenue sharing payments may be negotiated based on a variety of factors, including the level of sales, the amount of Fund assets attributable to investments in the Funds by financial intermediaries’ customers, a flat fee or other measures as determined from time to time by the Adviser and/or its affiliates. A significant purpose of these payments is to increase the sales of Fund shares, which in turn may benefit the Adviser through increased fees as Fund assets grow.

Investors should understand that some financial intermediaries may also charge their clients fees in connection with purchases of shares or the provision of shareholder services.

THE TRANSFER AGENT

Ultimus, located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Transfer Agent to the Funds pursuant to a Master Services Agreement. As Transfer Agent, Ultimus performs the following services in connection with each Fund’s shareholders: maintains records for each Fund’s shareholders of record; processes shareholder purchase and redemption orders; processes transfers and exchanges of shares of each Fund on the shareholder files and records; processes dividend payments and reinvestments; and assists in the mailing of shareholder reports and proxy solicitation materials.

THE CUSTODIAN

U.S. Bank National Association, 800 Nicollett Mall, Minneapolis, Minnesota 55402-4302 (the “Custodian”), serves as the custodian of the Funds. The Custodian holds cash, securities and other assets of the Funds as required by the 1940 Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[_______], located at [______], serves as the independent registered public accounting firm for the Funds and audits the financial statements of the Funds and assists in the preparation of the Funds’ federal, state and excise tax returns for the fiscal year ending October 31, 2021.

LEGAL COUNSEL

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Kilpatrick Townsend & Stockton LLP, located at 4208 Six Forks Road, Suite 1400, Raleigh, North Carolina 27609, serves as legal counsel to the Trust and the Trust’s Independent Trustees.

Compliance Consulting Agreement

Under the terms of a Compliance Consulting Agreement with the Trust, Ultimus provides an individual with the requisite background and familiarity with the federal securities laws to serve as the Trust’s CCO and to administer the Trust’s compliance policies and procedures. For these services, each Fund pays Ultimus a base fee of $12,000 per annum, plus an asset-based fee computed at the annual rate of 0.01% of the average net assets of the Fund in excess of $100 million. In addition, the Funds reimburse Ultimus for its reasonable out-of-pocket expenses relating to these compliance services.

SECURITIES LENDING

The Funds were not operational prior tothe date of this SAI, and have not engaged in securities lending activities.

OTHER EXPENSES

In addition to the Management Fee, the Funds pay all expenses not expressly assumed by the Adviser, including, without limitation, the fees and expenses of its independent registered public accounting firm and of its legal counsel; the fees of the Administrator, Distributor, and Transfer Agent; the costs of printing and mailing to shareholders Annual and Semi-Annual Reports, proxy statements, prospectuses, SAIs and supplements thereto; bank transaction charges and custody fees; any costs associated with shareholder meetings, including proxy solicitors’ fees and expenses; registration and filing fees; federal, state or local income or other taxes; interest; membership fees of the Investment Company Institute and similar organizations; fidelity bond and liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made.

TRUSTEES AND OFFICERS OF THE TRUST

Overall responsibility for management and supervision of each Fund and the Trust rests with the Board. The members of the Board (the “Trustees”) are elected by the Trust’s shareholders or are existing members of the Board as permitted under the 1940 Act and the Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”). Each Trustee serves for a term of indefinite duration until death, resignation, retirement or removal from office. The Trustees, in turn, elect the officers of the Trust to actively supervise the Trust’s day-to-day operations. The officers are elected annually. Certain officers of the Trust also may serve as Trustees.

The Trust will be managed by the Board in accordance with the laws of the State of Ohio governing business trusts. There are currently six Trustees, five of whom are not “interested persons,” as defined by the 1940 Act, of the Trust (the “Independent Trustees”). The Independent Trustees receive compensation for their services as Trustees and attendance at meetings of the Board. Officers of the Trust receive no compensation from the Trust for performing the duties of their offices.

Attached in Appendix A is a list of the Trustees and executive officers of the Trust, their year of birth and address, their present position with the Trust, length of time served in their position, and their principal occupation(s) during the past five years, and any other directorships held by the Trustee. Those Trustees who are “interested persons” as defined in the 1940 Act and those Trustees who are Independent Trustees are identified in the table.

Leadership Structure and Qualifications of Trustees

As noted above, the Board consists of six Trustees, five of whom are Independent Trustees. The Board is responsible for the oversight of the series, or funds, of the Trust.

In addition to the Funds, the Trust has other series managed by other investment advisers. The Board has engaged various investment advisers to oversee the day-to-day management of the Trust’s series. The Board is responsible for overseeing these investment advisers and the Trust’s other service providers in the operations of the Trust in accordance with the 1940 Act, other applicable federal and state laws, and the Declaration of Trust.

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The Board meets at least four times throughout the year. The Board generally meets in person, but may meet by telephone or videoconference as permitted by the 1940 Act. In addition, the Trustees may meet in person, by telephone or videoconference at special meetings or on an informal basis at other times. The Independent Trustees also meet at least quarterly without the presence of any representatives of management.

Board Leadership

The Board is led by its Chairperson, Ms. Janine L. Cohen, who is also an Independent Trustee. The Chairperson generally presides at all Board Meetings, facilitates communication and coordination between the Trustees and management, and reviews meeting agendas for the Board and the information provided by management to the Trustees. The Chairperson works closely with Trust counsel and counsel to the Independent Trustees, and is also assisted by the Trust’s President, who, with the assistance of the Trust’s other officers, oversees the daily operations of the Funds, including monitoring the activities of all of the Funds’ service providers.

The Board believes that its leadership structure, including having an Independent Trustee serve as Chairperson and five out of six Trustees as Independent Trustees, is appropriate and in the best interests of the Trust. The Board also believes its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Trust management.

Board Committees. The Board has established the following standing committees:

Audit Committee (formerly known as the Committee of Independent Trustees): The principal functions of the Audit Committee are: (i) to appoint, retain and oversee the Trust’s independent registered public accounting firm; (ii) to meet separately with the independent registered public accounting firm and receive and consider a report concerning its conduct of the audit, including any comments or recommendations it deems appropriate; (iii) to act as the Trust’s qualified legal compliance committee (“QLCC”), as defined in the regulations under the Sarbanes-Oxley Act; and (iv) to act as a proxy voting committee if called upon under the Trust’s Proxy Voting Policies and Procedures when a matter with respect to which a series of the Trust is entitled to vote presents a conflict between the interest of the series’ shareholders, on the one hand, and those of the series’ investment manager on the other hand. Messrs. David M. Deptula, Robert E. Morrison, and Clifford N. Schireson, and Mses. Janine L. Cohen and Jacqueline A. Williams are the members of the Audit Committee. Mr. Deptula is the Chairperson of the Audit Committee and presides at its meetings. The Audit Committee met five times during the fiscal year ended [____].

Nominations and Governance Committee (the “Governance Committee” formerly known as the Nominating Committee): The Governance Committee nominates and selects persons to serve as members of the Board, including Independent Trustees and “interested” Trustees and assists in reviewing the Trust’s governance practices and standards. In selecting and nominating persons to serve as Independent Trustees, the Governance Committee will not consider nominees recommended by shareholders of the Trust unless required by law. Messrs. Deptula, Morrison, and Schireson and Mses. Cohen and Williams are the members of the Governance Committee. Mr. Morrison is the Chairperson of the Governance Committee and presides at its meetings. The Governance Committee did not meet during the fiscal year ended [____].

Qualifications of the Trustees. The Governance Committee reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board. In evaluating a candidate for nomination or election as a Trustee, the Governance Committee takes into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Governance Committee believes contribute to the oversight of the Trust’s affairs. The Board has concluded, based on the recommendation of the Governance Committee, that each Trustee’s experience, qualifications, attributes or skills on both an individual basis and in combination with the other Trustees, that each Trustee is qualified to serve on the Board. The Board believes that the Trustees’ ability to review critically, evaluate, question and discuss information provided to them, to interact effectively

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with the Adviser, other service providers, legal counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees support this conclusion. In determining that a particular Trustee is and will continue to be qualified to serve as a Trustee, the Board considers a variety of criteria, none of which, in isolation, is controlling.

In addition to the Trustee qualifications listed above, each of the Trustees has additional Trustee qualifications including, among other things, the experience identified in the “Trustees and Executive Officers” table included in Appendix A and as follows:

Interested Trustee

David R. Carson is Senior Vice President, Client Strategies for Ultimus Fund Solutions, LLC (“Ultimus”). Mr. Carson is also a Trustee of Unified Series Trust. Mr. Carson served as President of the Trust from 2013 until January 2021, and serves as President of the Centaur Mutual Funds Trust from 2018 to present. Prior to joining Ultimus in 2013, Mr. Carson served as the Chief Operations and Compliance Officer for The Huntington Funds from 2005 until 2013, for The Flex-Funds from 2006 until 2011, for Meeder Financial from 2007 until 2011, for Huntington Strategy Shares from 2012 until 2013, and for Huntington Asset Advisors during 2013. Mr. Carson also served as Vice President of Huntington National Bank from 2001 until 2013. Mr. Carson holds a B.A. in English from Kenyon College in Gambier, Ohio. Dave was Co-Founder and Director of Advancing Fund Governance, organized for those charged with fund governance to help members best serve shareholders and stakeholders. He is an active member of the Investment Company Institute (ICI) and served as board chair of the Cincinnati Shakespeare Festival. Mr. Carson has been a Trustee since January 2021.

Independent Trustees

David M. Deptula has served as Vice President of Legal and Special Projects for Dayton Freight Lines, Inc. since February 1, 2016. Prior to that position, Mr. Deptula was Vice President of Tax Treasury for Standard Register, Inc. (a company that provides solutions for companies to manage their critical communications, previously The Standard Register Company) since November 2011. (Standard Register, Inc. a newly formed subsidiary of Taylor Corporation, purchased assets of The Standard Register Company on July 31, 2015.) Prior to joining Standard Register, Mr. Deptula was a Tax Partner at Deloitte Tax LLP (“Deloitte”). Mr. Deptula joined Deloitte in 1984 and remained with Deloitte until October of 2011. During his tenure at Deloitte, he was actively involved in providing tax accounting services to open-end mutual funds and other financial services companies. Mr. Deptula holds a B.S. in Accounting from Wright State University and a Juris Doctor from University of Toledo. He is also a Certified Public Accountant. Mr. Deptula has been a Trustee since June 2012.

Janine L. Cohen, retired, was an executive at AER Advisors, Inc. (“AER”) from 2004 through her retirement in 2013. Ms. Cohen served as the Chief Financial Officer (“CFO”) from 2004 to 2013 and Chief Compliance Officer (“CCO”) from 2008 to 2013 at AER. During her tenure at AER, she was actively involved in developing financial forecasts, business plans, and SEC registrations. Prior to those roles, Ms. Cohen was a Senior Vice President at State Street Bank. Ms. Cohen has over 30 years of experience in the financial services industry. She holds a B.S. in Accounting and Math from the University of Minnesota and is a Certified Public Accountant. Ms. Cohen has been the Chairperson since October 2019 and a Trustee since January, 2016.

Jacqueline A. Williams has served as the Managing Member of Custom Strategies Consulting, LLC since 2017, where she provides consulting services to investment managers. Prior to that, she served as a Managing Director of Global Investment Research for Cambridge Associates, LLC since 2005. Earlier in her career, Ms. Williams served as a Principal at Equinox Capital Management, LLC where she was chairperson of the stock selection committee and the firm's financial services analyst. Ms. Williams also served as an Investment Analyst at IBJ Schroder Bank & Trust Company where she monitored U.S. financial services stocks. Ms. Williams has over 25 years of experience in the investment management industry. Ms. Williams earned an A.B. in Religion from Duke University and a Ph.D. in Religious Studies from Yale

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University. She has been a Chartered Financial Analyst charter holder since 1990. Ms. Williams has been a Trustee since June 2019.

Clifford N. Schireson is the founder of Schireson Consulting, LLC, which he launched in 2017. Prior to that, from 2004 to 2017, he was Director of Institutional Services at Brandes Investment Partners, LP, an investment advisory firm, where he was a member of the fixed-income investment committee. From 1998 to 2004, he was a Managing Director at Weiss, Peck & Greer LLC specializing in fixed-income products for both taxable and municipal strategies for institutional clients. Mr. Schireson has over 20 years of experience in the investment management industry. Mr. Schireson holds an A.B. in Economics from Stanford University and an M.B.A. from Harvard Business School. Mr. Schireson has been a Trustee since June 2019.

Robert E. Morrison serves as a Senior Vice President at Huntington Private Bank, where he has worked since 2014. From 2006 to 2014, he served as the CEO, President and Chief Investment Officer of 5 Star Investment Management. Mr. Morrison has a B.S. in Forestry Management from Auburn University and is a graduate of the Personal Financial Planning program of Old Dominion University. Mr. Morrison previously served on the Ultimus Managers Trust Board of Trustees as the Founding Chairman of the Trust in 2012. Mr. Morrison retired from the Board in 2014 as a result of a business conflict that no longer exists. Mr. Morrison has over 32 years of financial services experience, focusing on asset management and wealth management. Mr. Morrison has been a Trustee since June 2019.

References above to the qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility on any such person or on the Board by reason thereof.

Risk Oversight. The operation of a mutual fund, including its investment activities, generally involves a variety of risks. As part of its oversight of the Funds, the Board oversees risk through various regular board and committee activities. The Board, directly or through its committees, reviews reports from, among others, the Adviser, the Trust’s CCO, the Trust’s independent registered public accounting firm, and outside legal counsel, regarding risks faced by the Funds and the risk management programs of the Adviser, with respect to the Funds’ investments and trading activities, and certain service providers. The actual day-to-day risk management with respect to the Funds resides with the Adviser, with respect to the Funds’ investment and trading activities, and other service providers to the Funds. Although the risk management policies of the Adviser and the service providers are designed to be effective, there is no guarantee that they will anticipate or mitigate all risks. Not all risks that may affect the Funds can be identified, eliminated or mitigated and some risks simply may not be anticipated or may be beyond the control of the Board or the Adviser or other service providers. The Independent Trustees meet separately with the Trust’s CCO at least annually, outside the presence of management, to discuss issues related to compliance. Furthermore, the Board receives an annual written report from the Trust’s CCO regarding the operation of the compliance policies and procedures of the Trust and its primary service providers. As part of its oversight function, the Board also may hold special meetings or communicate directly with Trust management or the Trust’s CCO to address matters arising between regular meetings.

The Board also receives quarterly reports from the Adviser on the investments and securities trading of each Fund, including each Fund’s investment performance, as well as reports regarding the valuation of each Fund’s securities (when applicable). The Board also receives quarterly reports from the Funds’ Administrator, Transfer Agent and the Distributor on regular quarterly items and, where appropriate and as needed, on specific issues. In addition, in its annual review of each Fund’s Advisory Agreement), the Board reviews information provided by the Adviser relating to its operational capabilities, financial condition and resources. The Board also conducts an annual self-evaluation that includes a review of its effectiveness in overseeing, among other things, the number of funds in the Trust and the effectiveness of the Board’s committee structure.

Trustees’ Ownership of the Funds’ Shares. The following table shows each Trustee’s beneficial ownership of shares of the Funds and, on an aggregate basis, of shares of all funds within the Trust overseen by the Trustee. Information is provided as of December 31, 2020.

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Dollar Range of Shares owned by Trustee in
Name of Trustee	AllCap Fund*	SmallCap Fund*	All Funds in Trust Overseen by Trustee
Interested Trustee
David R. Carson	None	None	$10,001 - $50,000
Independent Trustees
David M. Deptula	None	None	None
Janine L. Cohen	None	None	$50,001 - $100,000
Jacqueline A. Williams	None	None	None
Clifford N. Schireson	None	None	None
Robert E. Morrison	None	None	None

  *Because the Funds are newly organized, none of the Trustees has a beneficial ownership of Fund shares as of the date of this SAI.

Ownership in Fund Affiliates. As of December 31, 2020, none of the Independent Trustees, nor members of their immediate families, owned, beneficially or of record, securities of the Adviser, the Distributor or any affiliate of the Adviser or the Distributor.

Trustee Compensation. No director, officer or employee of the Adviser or the Funds’ Distributor receives any compensation from the Trust for serving as an officer or Trustee of the Trust. Each Independent Trustee receives a $500 per meeting fee and a $1,300 annual retainer for each series of the Trust, except the Chairperson who receives a $1,500 annual retainer for serving as Chairperson. The Trust reimburses each Trustee and officer for their travel and other expenses incurred by attending meetings. The following table provides the estimated amount of compensation payable to each Trustee during the Funds’ first full fiscal year of operations, which will conclude on October 31, 2022:

[UPDATE TABLE]

	Aggregate Compensation From the		Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From All Funds Within the Trust
Name of Trustee	AllCap Fund	SmallCap Fund
Interested Trustee
David R. Carson	None	None	None	None	None
Independent Trustees
Janine L. Cohen	None	None	None	None	[$65,750]
David M. Deptula	None	None	None	None	[$62,250]
Robert E. Morrison	None	None	None	None	[$62,250]
Clifford N. Schireson	None	None	None	None	[$62,250]
Jacqueline A. Williams	None	None	None	None	[$62,250]

PURCHASING AND REDEEMING SHARES

Shares of the Funds are offered for sale on a continuous basis. Shares are sold and redeemed at their NAV, as next determined after receipt of the purchase or redemption order in proper form. The Funds reserve the right to reject any purchase request and/or suspend the offering of their shares at any time.

The Funds may suspend the right of redemption or postpone the date of payment for shares during a period when: (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed for other than

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customary weekend and holiday closings; (c) the SEC has by order permitted these suspensions; or (d) an emergency exists as a result of which: (i) disposal by a Fund of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for a Fund to determine the value of its assets.

Each Fund reserves the right to make payment for a redemption in securities rather than cash, which is known as a “redemption in kind”. Redemptions in kind will be made only under extraordinary circumstances and if a Fund deems it advisable for the benefit of its shareholders, such as a very large redemption that could affect Fund operations (for example, more than 1% of a Fund’s net assets). A redemption in kind will consist of liquid securities equal in market value to a Fund’s shares being redeemed, using the same valuation procedures that a Fund uses to compute its NAV. Redemption in kind proceeds will typically be made by delivering a pro-rata amount of a Fund’s holdings that are readily marketable securities to the redeeming shareholder within 7 days after a Fund’s receipt of the redemption order in proper form. If a Fund redeems your shares in kind, you will bear the market risks associated with maintaining or selling the securities paid as redemption proceeds. In addition, when you sell these securities, you bear the risk that the securities have become less liquid and are difficult to sell. You also will be responsible for any taxes and brokerage charges associated with selling the securities.

SPECIAL SHAREHOLDER SERVICES

As noted in the Prospectus, the Funds offer the following shareholder services:

Regular Account. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions to and withdrawals from their account as often as they wish. When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor’s registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or a redemption, the shareholder will receive a confirmation statement showing the current transaction.

Automatic Investment Plan. The automatic investment plan enables investors to make regular periodic investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Fund’s transfer agent will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the NAV on or about the fifteenth and/or the last business day of the month, or both. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund.

Transfer of Registration. To transfer shares to another owner, send a written request to Westwood Funds, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. Your request should include the following: (i) the Fund name and existing account registration; (ii) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (iii) if it is for a new account, a completed account application, or if it is an existing account, the account number; (iv) Medallion signature guarantees (See the heading “How to Redeem Shares – Signature Guarantees” in the Prospectus); and (v) any additional documents that are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Fund.

DETERMINATION OF NET ASSET VALUE

The share price or NAV of shares of each Fund is determined as of the close of the regular session of trading on the New York Stock Exchange (the “NYSE”) on each day the NYSE is open for trading. Currently, the NYSE is open for trading on every day except Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

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For purposes of computing a Fund’s NAV, securities are valued at market value as of the close of regular trading on the NYSE (normally, 4:00 p.m. Eastern Time) on each business day the NYSE is open. Securities listed on the NYSE or other exchanges are valued based on their last sale prices on the exchanges on which they are primarily traded. If there are no sales on that day, the securities are valued at the mean of the closing bid and ask prices on the NYSE or other primary exchange for that day. National Association of Securities Dealers Automated Quotations (“NASDAQ”) listed securities are valued at the NASDAQ Official Closing Price. If there are no sales on that day, the securities are valued at the mean of the most recently quoted bid and ask prices as reported by NASDAQ. Securities traded in the over-the-counter (“OTC”) market are valued at the last sale price, if available, otherwise at the mean of the most recently quoted bid and ask prices. In the event that market quotations are not readily available or are considered unreliable due to market or other events, securities and other assets are valued at fair value as determined in good faith in accordance with procedures adopted by the Board. Fixed-income securities are normally valued based on prices obtained from independent third-party pricing services approved by the Board, which are generally determined with consideration given to institutional bid and last sale prices and take into account security prices, yield, maturity, call features, ratings, institutional sized trading in similar groups of securities and developments related to specific securities. Foreign securities are normally valued on the basis of fair valuation prices obtained from independent third-party pricing services approved by the Board, which are generally determined with consideration given to any change in price of the foreign security and any other developments related to the foreign security since the last sale price on the exchange on which such foreign security primarily traded and the close of regular trading on the NYSE. One or more pricing services may be utilized to determine the fair value of securities held by the Funds. The methods used by independent pricing services and the quality of valuations so established are reviewed by the Adviser and the Funds’ administrator under the general supervision of the Board. To the extent the assets of the Funds are invested in other open-end investment companies that are registered under the 1940 Act and not traded on an exchange, the Funds’ NAV is calculated based upon the NAVs reported by such registered open-end investment companies, and the prospectuses for these companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. To the extent a Fund has portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

TAXES

The following is only a summary of certain additional U.S. federal income tax considerations generally affecting the Funds and their shareholders that is intended to supplement the discussion contained in the Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion here and in the Prospectuses is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

This general discussion of certain federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Qualification as a Regulated Investment Company. Each Fund has elected and intends to continue to qualify to be treated as a regulated investment company ("RIC"). By following such a policy, each Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. A Fund that qualifies as a RIC will generally not be subject to federal income taxes on the net investment income and net realized capital gains that the Fund timely distributes to its shareholders. The Board reserves the right not to maintain the qualification of a Fund as a RIC if it determines such course of action to be beneficial to shareholders.

In order to qualify as a RIC under the Code, each Fund must distribute annually to its shareholders at least 90% of its net investment income (which, includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any (the “Distribution Requirement”) and also must meet certain additional requirements. Among these requirements are the following: (i) at least 90% of each Fund’s gross income each taxable year must be derived from dividends,

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interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from an interest in a qualified publicly traded partnership (the “Qualifying Income Test”); and (ii) at the close of each quarter of each Fund’s taxable year: (A) at least 50% of the value of each Fund’s total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of each Fund’s total assets and that does not represent more than 10% of the outstanding voting securities of such issuer including the equity securities of a qualified publicly traded partnership, and (B) not more than 25% of the value of each Fund’s total assets is invested, including through corporations in which each Fund owns a 20% or more voting stock interest, in the securities (other than U.S. government securities or the securities of other RICs) of any one issuer or the securities (other than the securities of another RIC) of two or more issuers that each Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Asset Test”).

Although the Funds intend to distribute substantially all of their net investment income and may distribute their capital gains for any taxable year, the Funds will be subject to federal income taxation to the extent any such income or gains are not distributed. Each Fund is treated as a separate corporation for federal income tax purposes. A Fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein. Losses in one Fund do not offset gains in another and the requirements (other than certain organization requirements) for qualifying RIC status are determined at the Fund level rather than at the Trust level.

If a Fund fails to satisfy the Qualifying Income or Asset Tests in any taxable year, such Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. If a Fund fails to maintain qualification as a RIC for a tax year, and the relief provisions are not available, such Fund will be subject to federal income tax at the regular corporate rate (currently 21%) without any deduction for distributions to shareholders. In such case, its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction (subject to certain limitations) and individuals may be able to benefit from the lower tax rates available to qualified dividend income. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC.

A Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.

The treatment of capital loss carryovers for the Funds is similar to the rules that apply to capital loss carryovers of individuals, which provide that such losses are carried over indefinitely. If a Fund has a “net capital loss” (that is, capital losses in excess of capital gains), the excess of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. The carryover of capital losses may be limited under the general loss limitation rules if a Fund experiences an ownership change as defined in the Code.

Federal Excise Tax. Notwithstanding the Distribution Requirement described above, which generally requires a Fund to distribute at least 90% of its annual investment company taxable income and the excess of its exempt interest income (but does not require any minimum distribution of net capital gain), a Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of the calendar year at least 98% of its ordinary income and 98.2%

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of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending on October 31 of such year (including any retained amount from the prior calendar year on which a Fund paid no federal income tax). The Funds intend to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated. The Funds may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the Adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Funds to satisfy the requirement for qualification as RICs.

Distributions to Shareholders. The Funds receive income generally in the form of dividends and interest on investments. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of a Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. Any distributions by a Fund from such income will be taxable to you as ordinary income or at the lower capital gains rates that apply to individuals receiving qualified dividend income, whether you take them in cash or in additional shares.

Distributions by the Funds are currently eligible for the reduced maximum tax rate to individuals of 20% (lower rates apply to individuals in lower tax brackets) to the extent that the Funds receive qualified dividend income on the securities they hold and the Funds report the distributions as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become “ex-dividend” (which is the day on which declared distributions (dividends or capital gains) are deducted from each Fund’s assets before it calculates the NAV) with respect to such dividend, (ii) each Fund has not satisfied similar holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder, (iii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iv) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. Therefore, if you lend your shares in a Fund, such as pursuant to a securities lending arrangement, you may lose the ability to treat dividends (paid while the shares are held by the borrower) as qualified dividend income. Distributions that the Funds receive from an ETF, an underlying fund taxable as a RIC, or from a REIT will be treated as qualified dividend income only to the extent so reported by such ETF, underlying fund or REIT. Certain of the Funds' investment strategies may limit their ability to make distributions eligible to be treated as qualified dividend income.

Distributions by the Funds of their net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of a Fund’s net capital gains will be taxable as long-term capital gains for individual shareholders currently set at a maximum rate of 20%, regardless of how long the shareholder has owned the shares. Distributions from capital gains are generally made after applying any available capital loss carryforwards.

In the case of corporate shareholders, Fund distributions (other than capital gain distributions) generally qualify for the dividends received deduction to the extent such distributions are so reported and do not exceed the gross amount of qualifying dividends received by such Fund for the year. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. Certain Funds’ investment strategies may limit their ability to make distributions eligible for the dividends received deduction for corporate shareholders.

To the extent that a Fund makes a distribution of income received by the Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.

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If a Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

When a dividend or distribution is received shortly after the purchase of shares, it reduces the NAV of the shares by the amount of the dividend or distribution and, although in effect a return of capital, will be taxable to the shareholder. If the NAV of shares were reduced below the shareholder’s cost by dividends or distributions representing gains realized on sales of securities, such dividends or distributions would be a return of investment though taxable to the shareholder in the same manner as other dividends or distributions.

The Funds (or their administrative agents) will inform you of the amount of your ordinary income dividends, qualified dividend income and capital gain distributions, if any, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, the Funds may report and distribute to you, as ordinary income, qualified dividend income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Funds.

Dividends declared to shareholders of record in October, November or December and actually paid in January of the following year will be treated as having been received by shareholders on December 31 of the calendar year in which declared. Under this rule, therefore, a shareholder may be taxed in one year on dividends or distributions actually received in January of the following year.

Sales, Exchanges, or Redemptions. Any gain or loss recognized on a sale, exchange, or redemption of shares of a Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a long-term capital gain distribution are subsequently sold, exchanged, or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the long-term capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period. For tax purposes, an exchange of your Fund shares for shares of a different fund is the same as a sale.

U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% tax on their “net investment income,” including interest, dividends, and capital gains (including any capital gains realized on the sale or exchange of shares of a Fund).

The Funds (or their administrative agents) must report to the Internal Revenue Service (“IRS”) and furnish to Fund shareholders the cost basis information for Fund shares. In addition to reporting the gross proceeds from the sale of Fund shares, each Fund (or its administrative agent) is also required to report the cost basis information for such shares and indicate whether these shares have a short-term or long-term holding period. For each sale of its shares, each Fund will permit its shareholders to elect from among several IRS-accepted cost basis methods, including the average cost basis method. In the absence of an election, each Fund will use the average cost basis method. The cost basis method elected by shareholders (or the cost basis method applied by default) for each sale of a Fund’s shares may not be changed after the settlement date of each such sale of a Fund’s shares. Shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about cost basis reporting. Shareholders also should carefully review any cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

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Tax Treatment of Complex Securities. The Funds may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect the Funds’ ability to qualify as RICs, affect whether gains and losses recognized by the Funds are treated as ordinary income or capital gain, accelerate the recognition of income to the Funds and/or defer the Funds’ ability to recognize losses, and, in limited cases, subject the Funds to U.S. federal income tax on income from certain of their foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Funds and may require the Funds to sell securities to mitigate the effect of these rules and prevent disqualification of the Funds as RICs at a time when the Adviser might not otherwise have chosen to do so.

Certain derivative investment by the Funds, such as exchange-traded products and over-the-counter derivatives may not produce qualifying income for purposes of the “Qualifying Income Test” described above, which must be met in order for a Fund to maintain its status as a RIC under the Code. In addition, the determination of the value and the identity of the issuer of such derivative investments are often unclear for purposes of the “Asset Test” described above. The Funds intend to carefully monitor such investments to ensure that any non-qualifying income does not exceed permissible limits and to ensure that they are adequately diversified under the Asset Test. The Funds, however, may not be able to accurately predict the non-qualifying income from these investments and there are no assurances that the IRS will agree with the Funds’ determination of the “Asset Test” with respect to such derivatives.

Each Fund is required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures and options contracts that are subject to section 1256 of the Code ("Section 1256 Contracts") as of the end of the year as well as those actually realized during the year. Gain or loss from Section 1256 Contracts will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. A Fund may be required to defer the recognition of losses on Section 1256 Contracts to the extent of any unrecognized gains on offsetting positions held by the Fund. These provisions may also require a Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirement and for avoiding the excise tax discussed above. Accordingly, in order to avoid certain income and excise taxes, a Fund may be required to liquidate its investments at a time when the Adviser might not otherwise have chosen to do so.

Offsetting positions held by a Fund involving certain derivative instruments, such as options, forward contracts, and futures, as well as its long and short positions in portfolio securities may constitute a “straddle” for federal income tax purposes. A straddle of which at least one, but not all, the positions are Section 1256 Contracts may constitute a “mixed straddle.” In general, straddles are subject to certain rules that may affect the amount, character and timing of a Fund’s gains and losses with respect to straddle positions by requiring, among other things, that: (1) any loss realized on disposition of one position of a straddle may not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (2) the Fund’s holding period in straddle positions be suspended while the straddle exists (possibly resulting in a gain being treated as short-term capital gain rather than long-term capital gain); (3) the losses recognized with respect to certain straddle positions that are part of a mixed straddle and that are non-Section 1256 Contracts be treated as 60% long-term and 40% short-term capital loss; (4) losses recognized with respect to certain straddle positions that would otherwise constitute short-term capital losses be treated as long-term capital losses; and (5) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to the Funds, which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles.

In general, the straddle rules described above do not apply to any straddles held by a Fund if all of the offsetting positions consist of Section 1256 Contracts. The straddle rules described above also do not apply if all the offsetting positions making up a straddle consist of one or more “qualified covered call options” and the stock to be purchased under the options and the straddle is not part of a larger straddle. A qualified covered call option is generally any option granted by a Fund to purchase stock it holds (or stock it acquires in connection with granting the option) if, among other things, (1) the option is traded on a national securities exchange that is registered with the SEC or other market the IRS determined has

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rules adequate to carry out the purposes of the applicable Code provision, (2) the option is granted more than 30 days before it expires, (3) the option is not a “deep-in-the-money option,” (4) such option is not granted by an options dealer in connection with his activity of dealing in options, and (5) gain or loss with respect to the option is not ordinary income or loss.

To the extent a Fund writes options that are not Section 1256 Contracts, the amount of the premium received by the Fund for writing such options will generally be entirely short-term capital gain to the Fund. In addition, if such an option is closed by a Fund, any gain or loss realized by the Fund as a result of closing the transaction will also generally be short-term capital gain or loss. If such an option is exercised any gain or loss realized by a Fund upon the sale of the underlying security pursuant to such exercise will generally be short-term or long-term capital gain or loss to the Fund depending on the Fund’s holding period for the underlying security.

If a Fund enters into a “constructive sale” of any appreciated financial position in its portfolio, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale of an appreciated financial position occurs when a Fund enters into certain offsetting transactions with respect to the same or substantially identical property, including, but not limited to: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon a Fund’s holding period in the appreciated financial position. Losses realized from a sale of a position that was previously the subject of a constructive sale will be recognized when the position is subsequently disposed of. The character of such losses will depend upon a Fund’s holding period in the position beginning with the date the constructive sale was deemed to have occurred and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to certain closed transactions, including if such a transaction is closed on or before the 30th day after the close of a Fund’s taxable year and the Fund holds the appreciated financial position unhedged throughout the 60-day period beginning with the day such transaction was closed.

With respect to investments in STRIPS, treasury receipts, and other zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, a Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund intends to distribute all of its net investment income to its shareholders, a Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in taxable gain or loss.

Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. Absent an election by a Fund to include the market discount in income as it accrues, gain on the Fund’s disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

A Fund may invest in inflation-linked debt securities. Any increase in the principal amount of an inflation-linked debt security will be original interest discount, which is taxable as ordinary income and is required to be distributed, even though the Fund will not receive the principal, including any increase thereto, until maturity. As noted above, if a Fund invests in such securities it may be required to liquidate other investments, including at times when it is not advantageous to do so, in order to satisfy its distribution requirements and to eliminate any possible taxation at the Fund level.

In general, for purposes of the Qualifying Income Test described above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by a Fund. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” ("QPTP") (generally, a partnership (i) interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, (ii) that derives at least 90% of its income from the passive income sources specified in Code section 7704(d), and (iii) that generally derives less than 90% of its income from the same sources as described in the Qualifying Income Test) will be

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treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a QPTP.

Certain Funds intend to invest in certain MLPs which may be treated as QPTPs. Income from QPTPs is qualifying income for purposes of the Qualifying Income Test, but a Fund’s investment in one or more of such QPTPs is limited under the Asset Test to no more than 25% of the value of the Fund’s assets. The Funds will monitor their investments in such QPTPs in order to ensure compliance with the Qualifying Income and Asset Tests.

Investments in QPTPs may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. A Fund’s investments in QPTPs may at other times result in the Fund’s receipt of nontaxable cash distributions from a QPTP and if the Fund then distributes these nontaxable distributions to Fund shareholders, it could constitute a return of capital to Fund shareholders for federal income tax purposes. Any cash distributions received by a Fund from a QPTP in excess of the Fund’s tax basis therein generally will be considered to be gain from the sale or exchange of the Fund’s QPTP shares. A Fund’s tax basis in its investments in a QPTP generally is equal to the amount the Fund paid for its interests in the QPTP (i) increased by the Fund’s allocable share of the QPTP’s net income and certain QPTP debt, if any, and (ii) decreased by the Fund’s allocable share of the QPTP’s net losses and distributions received by the Fund from the QPTP.

MLPs and other partnerships that the Funds may invest in will deliver Schedules K-1 to the Funds to report their share of income, gains, losses, deductions and credits of the MLP or other partnership. These Schedules K-1 may be delayed and may not be received until after the time that a Fund issues its tax reporting statements. As a result, a Fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues you your tax reporting statement. When such reclassification is necessary, the Fund (or its administrative agent) will send you a corrected, final Form 1099-DIV to reflect the reclassified information. If you receive a corrected Form 1099-DIV, use the information on this corrected form, and not the information on the previously issued tax reporting statement, in completing your tax returns.

"Qualified publicly traded partnership income” within the meaning of section 199A(e)(5) of the Code is eligible for a 20% deduction by non-corporate taxpayers. "Qualified publicly traded partnership income" is generally income of a “publicly traded partnership” that is not treated as a corporation for U.S. federal income tax purposes that is effectively connected with such entity’s trade or business, but does not include certain investment income. A “publicly traded partnership” for purposes of this deduction is not necessarily the same as a QPTP, as defined above. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). RICs, such as the Funds, are not permitted to pass the special character of this income through to their shareholders. Currently, direct investors in entities that generate “qualified publicly traded partnership income” will enjoy the lower rate, but investors in RICs that invest in such entities will not. It is uncertain whether future technical corrections or administrative guidance will address this issue to enable the Funds to pass through the special character of “qualified publicly traded partnership income” to shareholders.

A Fund may invest in REITs. Investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. A Fund’s investments in REIT equity securities may at other times result in a Fund’s receipt of cash in excess of the REIT’s earnings; if a Fund distributes these amounts, these distributions could constitute a return of capital to such Fund’s shareholders for federal income tax purposes. Dividends paid by a REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a REIT to a Fund will be treated as long-term capital gains by the Fund and, in turn, may be distributed by the Fund to its shareholders as a capital gain distribution. Dividends received by a Fund from a REIT generally will not constitute qualified dividend income or qualify for the dividends received deduction. If a REIT is operated in a manner such that it fails to qualify as a REIT, an investment in the REIT would become subject to double taxation,

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meaning the taxable income of the REIT would be subject to federal income tax at the regular corporate rate without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the REIT’s current and accumulated earnings and profits.

REITs in which a Fund invests often do not provide complete and final tax information to the Fund until after the time that the Fund issues a tax reporting statement. As a result, a Fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues your tax reporting statement. When such reclassification is necessary, a Fund (or its administrative agent) will send you a corrected, final Form 1099-DIV to reflect the reclassified information. If you receive a corrected Form 1099-DIV, use the information on this corrected form, and not the information on the previously issued tax reporting statement, in completing your tax returns.

"Qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income eligible for capital gain tax rates) are eligible for a 20% deduction by non-corporate taxpayers. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). Distributions by a Fund to its shareholders that are attributable to qualified REIT dividends received by the Fund and which the Fund properly reports as “section 199A dividends,” are treated as “qualified REIT dividends” in the hands of non-corporate shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying RIC shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. A Fund is permitted to report such part of its dividends as section 199A dividends as are eligible, but is not required to do so.

Certain Funds intend to invest in royalty trusts. Depending on the U.S. federal income tax classification of these royalty trusts in which a Fund invests, securities issued by certain royalty trusts (such as royalty trusts which are grantor trusts for U.S. federal income tax purposes) may not produce qualifying income for purposes of the Qualifying Income Test. Additionally, a Fund may be deemed to directly own the assets of each royalty trust, and would need to look to such assets when determining its compliance with the Asset Test. Certain Canadian royalty trusts may be treated as a corporation for U.S. federal income tax purposes and distributions from such trusts may be qualifying income when received by a Fund. Each Fund will monitor its investments in royalty trusts with the objective of maintaining its continued qualification as a RIC under the Code.

If a Fund owns shares in certain foreign investment entities, referred to as “passive foreign investment companies” or “PFICs,” the Fund will generally be subject to one of the following special tax regimes: (i) the Fund may be liable for U.S. federal income tax, and an additional interest charge, on a portion of any “excess distribution” from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Fund as a dividend to its shareholders; (ii) if the Fund were able and elected to treat a PFIC as a “qualified electing fund” or “QEF,” the Fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, the Fund’s pro rata share of the ordinary earnings and net capital gains of the PFIC, whether or not such earnings or gains are distributed to the Fund; or (iii) the Fund may be entitled to mark-to-market annually shares of the PFIC, whether or not any distributions are made to the Fund, and in such event would be required to distribute to shareholders any such mark-to-market gains in accordance with the distribution requirements set forth above. Such Fund intends to make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules. Amounts included in income each year by a Fund arising from a QEF election, will be “qualifying income” under the Qualifying Income Test (as described above) even if not distributed to the Fund, if the Fund derives such income from its business of investing in stock, securities or currencies.

Certain Foreign Currency Tax Issues. A Fund’s transactions in foreign currencies and forward foreign currency contracts will generally be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require a Fund to mark-to-market certain types of positions in its

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portfolio (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirements and for avoiding the excise tax described above. The Funds intend to monitor their transactions, intend to make the appropriate tax elections, and intend to make the appropriate entries in their books and records when they acquire any foreign currency or forward foreign currency contract in order to mitigate the effect of these rules so as to prevent disqualification of a Fund as a RIC and minimize the imposition of income and excise taxes.

The U.S. Treasury Department has authority to issue regulations that would exclude foreign currency gains from the Qualifying Income Test described above if such gains are not directly related to a Fund’s business of investing in stock or securities (or options and futures with respect to stock or securities). Accordingly, regulations may be issued in the future that could treat some or all of a Fund’s non-U.S. currency gains as non-qualifying income, thereby potentially jeopardizing the Fund’s status as a RIC for all years to which the regulations are applicable.

Foreign Taxes. Dividends and interest received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Fund’s stock or securities. Tax conventions between certain countries and the U.S. may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible to, and intends to file an election with the IRS that may enable shareholders, in effect, to receive either the benefit of a foreign tax credit, or a deduction from such taxes, with respect to any foreign and U.S. possessions income taxes paid by the Fund, subject to certain limitations. Pursuant to the election, such Fund will treat those taxes as dividends paid to its shareholders. Each such shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating any foreign tax credit they may be entitled to use against the shareholders’ federal income tax. If a Fund makes the election, such Fund (or its administrative agent) will report annually to its shareholders the respective amounts per share of the Fund’s income from sources within, and taxes paid to, foreign countries and U.S. possessions. If a Fund does not hold sufficient foreign securities to meet the above threshold, then shareholders will not be entitled to claim a credit or further deduction with respect to foreign taxes paid by such Fund.

A shareholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code, which may result in a shareholder not receiving a full credit or deduction (if any) for the amount of such taxes. In particular, shareholders must hold their Fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes. Even if a Fund were eligible to make such an election for a given year, it may determine not to do so. Shareholders that are not subject to U.S. federal income tax, and those who invest in a Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by a Fund.

Tax-Exempt Shareholders. Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Tax-exempt entities are not permitted to offset losses from one trade or business against the income or gain of another trade or business. Certain net losses incurred prior to January 1, 2018 are permitted to offset gain and income created by an unrelated trade or business, if otherwise available. Under current law, the Funds generally serve to block UBTI from being realized by their tax-exempt shareholders. However, notwithstanding the foregoing, the tax-exempt shareholder could realize UBTI by virtue of an investment in a Fund where, for example: (i) the Fund invests in residual interests of Real Estate Mortgage Investment Conduits (“REMICs”), (ii) the Fund invests in a REIT that is a taxable mortgage pool (“TMP”) or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC, or (iii) shares in the Fund constitute debt-financed

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property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisor. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult their tax advisors regarding these issues.

A Fund's shares held in a tax-qualified retirement account will generally not be subject to federal taxation on income and capital gains distributions from the Fund until a shareholder begins receiving payments from their retirement account. Because each shareholder’s tax situation is different, shareholders should consult their tax advisor about the tax implications of an investment in the Funds.

Backup Withholding. A Fund will be required in certain cases to withhold at a rate of 24% and remit to the U.S. Treasury the amount withheld on amounts payable to any shareholder who: (i) has provided the Fund either an incorrect tax identification number or no number at all; (ii) is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends; (iii) has failed to certify to the Fund that such shareholder is not subject to backup withholding; or (iv) has failed to certify to the Fund that the shareholder is a U.S. person (including a resident alien).

Non-U.S. Investors. Any non-U.S. investors in the Funds may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Funds. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from taxable ordinary income. A Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax. Gains realized by foreign shareholders from the sale or other disposition of shares of a Fund generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year. Foreign shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from a Fund. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described above. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

Under legislation generally known as “FATCA” (the Foreign Account Tax Compliance Act), a Fund is required to withhold 30% of certain ordinary dividends it pays to shareholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. person or non-U.S. person that timely provides the certifications required by a Fund or its agent on a valid IRS Form W-9 or applicable series of IRS Form W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions (“FFIs”), such as non-U.S. investment funds, and non-financial foreign entities (“NFFEs”). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the IRS in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify and provide other required information to a Fund or other withholding agent regarding its U.S. owners, if any. Such non-U.S. shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

A non-U.S. entity that invests in a Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-U.S. investors in a Fund should consult their tax advisors in this regard.

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Tax Shelter Reporting Regulations. Under U.S. Treasury regulations, generally, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC such as a Fund are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

State Taxes. Depending upon state and local law, distributions by a Fund to its shareholders and the ownership of such shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from the rules for federal income taxation described above. It is expected that a Fund will not be liable for any corporate excise, income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a Fund. Investment in Ginnie Mae or Fannie Mae securities, banker’s acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders. Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in a Fund.

FUND TRANSACTIONS

Brokerage Transactions. Generally, equity securities, both listed and over-the-counter, are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer’s mark-up or reflect a dealer’s mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Funds will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer’s mark up or reflect a dealer’s mark down. When the Funds execute transactions in the over-the-counter market, they will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Adviser may place a combined order for two or more accounts it manages, including a Fund, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or Fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or Fund may obtain, it is the opinion of the Adviser that the advantages of combined orders outweigh the possible disadvantages of combined orders.

Because the Funds recently commenced operations, there are no brokerage commissions to report.

Brokerage Selection. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Adviser may select a broker based upon brokerage or research services provided to the Adviser. The Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

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Section 28(e) of the 1934 Act permits the Adviser, under certain circumstances, to cause the Funds to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to the Funds.

To the extent that research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used by the Adviser in connection with the Funds or any other specific client account that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to, and not in lieu of, the services required to be performed by the Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

In some cases the Adviser may receive a service from a broker that has both a “research” and a “non-research” use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Adviser may purchase new issues of securities for clients, including the Funds, in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Adviser with research services. FINRA has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research “credits” in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

Because the Funds recently commenced operations, there are no brokerage transactions directed to brokers to disclose.

[Brokerage with Fund Affiliates.  The Funds may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Funds or the Adviser for a commission in conformity with the 1940 Act and rules promulgated by the SEC. The 1940 Act requires that commissions paid to the affiliate by the Funds for exchange transactions not exceed “usual and customary” brokerage commissions.  The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.”  The Trustees, including those who are not “interested persons” of the Funds, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.]

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Because the Funds recently commenced operations, there are no brokerage commissions on Fund transactions effected by affiliated brokers to disclose.

Securities of “Regular Broker-Dealers.” The Funds are required to identify any securities of their “regular brokers and dealers” (as such term is defined in the 1940 Act) that each Fund held during its most recent fiscal year. Because the Funds recently commenced operations, there are no holdings of securities of their “regular brokers and dealers” to disclose.

Portfolio Turnover Rates. Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the fiscal year by the monthly average value of portfolio securities owned during the fiscal year. Excluded from both the numerator and denominator are amounts relating to securities whose maturities at the time of acquisition were one year or less. Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts in which the Funds may invest since such contracts generally have remaining maturities of less than one year. The Funds may at times hold investments in other short-term instruments, such as repurchase agreements, which are excluded for purposes of computing portfolio turnover.

Because the Funds recently commenced operations, there is not yet any portfolio turnover to report.

PORTFOLIO HOLDINGS

The Board has adopted a policy to govern the circumstances under which disclosure regarding securities, purchased, sold, or held by each Fund (“Portfolio Securities”), and disclosure of purchases and sales of such securities, may be made to shareholders of the Funds or other persons. The Trust’s CCO is responsible for monitoring the use and disclosure of information relating to Portfolio Securities. The policy provides that the Trust and Adviser may disclose non-policy portfolio holding information as required by law and under other limited circumstances that are set forth in more detail below.

●	Public disclosure regarding Portfolio Securities is made:

○	Following the end of each calendar quarter, the Funds generally will publicly disclose information regarding Portfolio Securities as of such quarter-end either in a complete and uncertified schedule, or a list of the top 10 holdings, posted on its websites or in advertising material that is posted on its websites. This information is generally available within 30 days of the end of the calendar quarter and will remain available until the posting of the next quarterly Portfolio Securities report.

○	In the Funds’ Annual Reports and Semi-Annual Reports to shareholders, and in quarterly holdings reports on Form N-Q (“Official Reports”), which are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.

●	Information regarding Portfolio Securities and other information regarding the investment activities of the Funds, may be disclosed to rating and ranking organizations for use in connection with its rating or ranking of the Funds, but only if such disclosure is approved and monitored by the Trust’s CCO. Each disclosure arrangement has been authorized by the Funds and/or the Adviser in accordance with the Funds’ disclosure of portfolio holdings policy upon a determination that this disclosure serves a legitimate business purpose of the Funds and that each organization is subject to a duty of confidentiality.

●	The Trust’s CCO may approve the disclosure of holdings of or transactions in Portfolio Securities that is made on the same basis to all shareholders of each Fund.

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●	The Funds’ policy relating to disclosure of holdings of Portfolio Securities does not prohibit disclosure of information to the Adviser or to other Trust service providers, including the Trust’s administrator, distributor, custodian, legal counsel, accountants and printers/typesetters, or to brokers and dealers through which the Funds purchase and sell Portfolio Securities. Below is a table that lists each service provider that may receive non-public portfolio information along with information regarding the frequency of access to, and limitations on use of, portfolio information.

Type of Service Provider	Typical Frequency of Access to Portfolio Information	Restrictions on Use
Adviser	Daily	Contractual and Ethical
Administrator and Distributor	Daily	Contractual and Ethical
Custodian	Daily	Ethical
Accountants	During annual audit	Ethical
Legal counsel	Regulatory filings, board meetings, and if a legal issue regarding the portfolio requires counsel’s review	Ethical
Printers/Typesetters	Twice a year – printing of Semi-Annual and Annual Reports	No formal restrictions in place – typesetter or printer would not receive portfolio information until at least 30 days old
N-PORT and N-CEN Vendors	Monthly or Annually	Contractual and Ethical
Pricing and Liquidity Vendors	Daily	Contractual and Ethical
Broker/dealers through which the Funds purchase and sell portfolio securities	Daily access to the relevant purchase and/or sale – no broker/dealer has access to the Funds’ entire portfolio	Contractual and Ethical

Such disclosures may be made without approval of the Trust’s CCO because the Board has determined that each Fund and its shareholders are adequately protected by the restrictions on use in those instances listed above.

●	The Trust’s CCO may approve other arrangements under which information relating to Portfolio Securities held by a Fund, or purchased or sold by a Fund (other than information contained in Official Reports), may be disclosed. The Trust’s CCO shall approve such an arrangement only if he or she concludes (based on a consideration of the information to be disclosed, the timing of the disclosure, the intended use of the information and other relevant factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Trust and is unlikely to affect adversely the Funds or any shareholder of a Fund. The Trust’s CCO must inform the Board of any such arrangements that are approved by the Trust’s CCO, and the rationale supporting approval, at the next regular quarterly meeting of the Board following such approval.

●	Neither the Adviser nor the Trust (or any affiliated person, employee, officer, trustee or director of the Adviser or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to Portfolio Securities held, purchased or sold by the Funds.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of funds and shares of each fund, each of which represents an equal proportionate interest in that fund with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees may create additional series or classes of shares. Share certificates representing shares will not be issued. The Funds’ shares, when issued, are fully paid and non-assessable.

LIMITATION OF TRUST AND TRUSTEES’ LIABILITY

Trustee Liability

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The Declaration of Trust provides that the Trustees will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of their duties to the Trust and its holders of beneficial interest. It also provides that all third parties shall look solely to the Trust’s property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Declaration of Trust provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.

Trust Liability

Under Ohio law, liabilities of the Trust to third persons, including the liabilities of any series, extend to the whole of the trust estate to the extent necessary to discharge such liabilities. However, the Declaration of Trust contains provisions intended to limit the liabilities of each series to the applicable series and the Trustees and officers of the Trust intend that notice of such limitation be given in each contract, instrument, certificate, or undertaking made or issued on behalf of the Trust by the Trustees or officers. There is no guarantee that the foregoing steps will prove effective or that the Trust will be successful in preventing the assets of one series from being available to creditors of another series.

PROXY VOTING

The Trust and the Adviser have adopted Proxy Voting Policies and Procedures that describe how the Funds intend to vote proxies relating to portfolio securities. The Proxy Voting Policies and Procedures of the Trust and the Adviser are attached to this SAI as Appendix C and Appendix D, respectively.

The Trust is required to disclose annually the Funds’ complete proxy voting record during the most recent 12-month period ended June 30 on Form N-PX. This voting record will be available: (i) without charge, upon request, by calling [1-877-FUND-WHG (1-877-386-3944)] and (ii) on the SEC’s website at https://www.sec.gov.

FINANCIAL STATEMENTS

The Funds are newly organized and therefore no financial information is included in this SAI. You may request a copy of the Fund’s Annual and Semi-Annual reports, once available, at no charge by calling the Funds at [phone number].

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CODES OF ETHICS

The Trust, the Adviser and the Distributor have each adopted a Code of Ethics (each a “COE” and collectively, the “COEs”) designed to prevent their respective personnel subject to the COE from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Funds (which securities may also be held by persons subject to the COEs). These COEs permit personnel subject to the COEs to invest in securities, including securities that may be purchased or held by the Funds, but prohibit such personnel from engaging in personal investment activities which compete with or attempt to take advantage of the Funds’ planned portfolio transactions. Each of these parties monitors compliance with its respective COE.

Anti-Money Laundering Program

The Trust has adopted an anti-money laundering (“AML”) program, as required by applicable law, that is designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. The Trust’s AML Compliance Officer is responsible for implementing and monitoring the operations and internal controls of the program. Compliance officers at certain of the Funds’ service providers are also responsible for monitoring aspects of the AML program. The AML program is subject to the continuing oversight of the Board.

PRINCIPAL SHAREHOLDERS AND CONTROL PERSONS

As of 30 days prior to the date of this SAI, the Funds had no shares outstanding. Therefore, the Trustees and Trust officers as a group owned less than 1% of the outstanding shares of the Funds.

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APPENDIX A – TRUSTEES AND OFFICERS

[TO BE UPDATED]

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years	Number of Funds in Trust Overseen by Trustee	Directorships of Public Companies Held by Trustee During Past 5 Years
Interested Trustees:
David R. Carson*^ Year of Birth: 1958	Since 2021	Trustee (January 2021 to present) President (October 2013 to January 2021) Principal Executive Officer of each of its Series (2017 to January 2021) Vice President of the Trust (April 2013 to October 2013)	Vice President and Director of Client Strategies of Ultimus Fund Solutions, LLC (2013 to present); President of Unified Series Trust (January 2017 to November 2020);	15	Interested Trustee of Unified Series Trust (November 2020 to present)
Independent Trustees:
Janine L. Cohen^ Year of Birth: 1952	Since January 2016	Chairperson (October 2019 to present) Trustee (2016 to present)	Retired since 2013; previously Chief Financial Officer from 2004 to 2013 and Chief Compliance Officer from 2008 to 2013 at AER Advisors, Inc.	15	n/a
David M. Deptula^ Year of Birth: 1958	Since June 2012	Trustee (2012 to present)	Vice President of Legal and Special Projects at Dayton Freight Lines, Inc. since February 2016; Vice President of Tax Treasury at The Standard Register, Inc. (formerly The Standard Register Company) from November 2011 to 2016	15	n/a
Jacqueline A. Williams^ Year of Birth:1954	Since June 2019	Trustee	Managing Member of Custom Strategy Consulting, LLC (2017 to present); Managing Director of Global Investment Research (2005 to 2017), Cambridge Associates, LLC.	15	n/a
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Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years	Number of Funds in Trust Overseen by Trustee	Directorships of Public Companies Held by Trustee During Past 5 Years
Independent Trustees (continued):
Clifford N. Schireson^ Year of Birth: 1953	Since June 2019	Trustee	Founder of Schireson Consulting, LLC (2017 to present); Director of Institutional Services for Brandes Investment Partners, LP (2004-2017).	15	Trustee of the San Diego City Employees’ Retirement System (August 2019 to present)
Robert E. Morrison^ Year of Birth: 1957	Since June 2019	Trustee	Senior Vice President and National Practice Lead for Investment, Huntington National Bank/Huntington Private Bank (2014 to present); CEO, CIO, President of 5 Star Investment Management Company (2006 to 2014).	15	Independent Trustee and Chairman of the Ultimus Managers Trust (2012 to 2014).

*	Mr. Carson is considered an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act because of his relationship with the Trust’s administrator, transfer agent, and distributor. Mr. Carson was President of the Trust from October 2013 to January 2021 and Vice President of the Trust from April 2013 to October 2013..

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years
Executive Officers:
Todd E. Heim^ Year of Birth: 1967	Since 2014	President (January 2021 to present) Vice President (2014 to January 2021)	Relationship Management Director and Vice President of Ultimus Fund Solutions, LLC (2018 to present); Client Implementation Manager of Ultimus Managers Trust (2014 to 2018); Naval Flight Officer of United States Navy (May 1989 to June 2017)
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Jennifer L. Leamer^ Year of Birth: 1976	Since 2014	Treasurer (2014 to present) Assistant Treasurer (April 2014 to October 2014)	Mutual Fund Controller of Ultimus Fund Solutions, LLC (2014 to present)
Daniel D. Bauer^ Year of Birth: 1977	Since 2016	Assistant Treasurer April 2016 to present)	Assistant Mutual Fund Controller (September 2015 to present); Fund Accounting Manager (March 2012 to August 2015) of Ultimus Fund Solutions, LLC
Natalie S. Anderson^ Year of Birth: 1975	Since 2016	Assistant Secretary (April 2016 to present)	Legal Administration Manager (July 2016 to present) and Paralegal (January 2015 to July 2016) of Ultimus Fund Solutions, LLC; Senior Paralegal of Unirush, LLC (October 2011 to January 2015)
Gweneth Gosselink^ Year of Birth: 1955	Since January 2020	Chief Compliance Officer (January 2020 to present)	Senior Compliance Officer at Ultimus Fund Solutions, LLC (December 2019 to present); CCO Consultant at GKG Consulting, LLC (December 2019 to present); Chief Operating Officer & CCO at Miles Capital, Inc. (June 2013 to December 2019)
Martin Dean^ Year of Birth: 1963	Since 2016	Assistant Chief Compliance Officer (January 2020 to present) Interim Chief Compliance Officer (October 2019 to January 2020) Assistant Chief Compliance Officer (January 2016 to 2017)	Vice President, Director of Fund Compliance of Ultimus Fund Solutions, LLC (January 2016 to present); Senior Vice President and Compliance Group Manager, Huntington Asset Services, Inc. (July 2013 to December 2015)

^	Address is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246

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APPENDIX B

DESCRIPTION OF RATINGS

Description of Ratings

The following descriptions of securities ratings have been published by Moody’s Investors Services, Inc. (“Moody’s”), S&P Global Ratings (“S&P”), and Fitch Ratings (“Fitch”), respectively.

Description of Moody’s Global Ratings

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Short-term ratings are assigned for obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Description of Moody’s Global Long-Term Ratings

Aaa Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B Obligations rated B are considered speculative and are subject to high credit risk.

Caa Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating

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category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Hybrid Indicator (hyb)

The hybrid indicator (hyb) is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Description of Moody’s Global Short-Term Ratings

P-1 Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Description of Moody’s U.S. Municipal Short-Term Obligation Ratings

The Municipal Investment Grade (“MIG”) scale is used to rate U.S. municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less. Under certain circumstances, the MIG scale is used to rate bond anticipation notes with maturities of up to five years.

Moody’s U.S. municipal short-term obligation ratings are as follows:

MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

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Description of Moody’s Demand Obligation Ratings

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned. The components are a long-term rating and a short-term demand obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term demand obligation rating addresses the ability of the issuer or the liquidity provider to make payments associated with the purchase-price-upon-demand feature (“demand feature”) of the VRDO. The short-term demand obligation rating uses the Variable Municipal Investment Grade (“VMIG”) scale. VMIG ratings with liquidity support use as an input the short-term counterparty risk assessment of the support provider, or the long-term rating of the underlying obligor in the absence of third party liquidity support. Transitions of VMIG ratings of demand obligations with conditional liquidity support differ from transitions on the Prime scale to reflect the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade. The VMIG short-term demand obligation rating is typically assigned if the frequency of the demand feature is less than every three years. If the frequency of the demand feature is less than three years but the purchase price is payable only with remarketing proceeds, the short-term demand obligation rating is “NR”.

Moody’s demand obligation ratings are as follows:

VMIG 1 This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections necessary to ensure the timely payment of purchase price upon demand.

Description of S&P’s Issue Credit Ratings

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term issue credit ratings are generally assigned to those obligations considered short-term in the relevant market, typically with an original maturity of no more than 365 days. Short-term issue credit ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. S&P would typically

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assign a long-term issue credit rating to an obligation with an original maturity of greater than 365 days. However, the ratings S&P assigns to certain instruments may diverge from these guidelines based on market practices. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

• The likelihood of payment—the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;

• The nature and provisions of the financial obligation, and the promise S&P imputes; and

• The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

An issue rating is an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

NR indicates that a rating has not been assigned or is no longer assigned.

Description of S&P’s Long-Term Issue Credit Ratings*

AAA An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB; B; CCC; CC; and C Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business,

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financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

*Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Description of S&P’s Short-Term Issue Credit Ratings

A-1 A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2 A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3 A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

B A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

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C A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

Description of S&P’s Municipal Short-Term Note Ratings

An S&P U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations:

• Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

• Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P’s municipal short-term note ratings are as follows:

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

D ‘D’ is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Description of Fitch’s Credit Ratings

Fitch’s credit ratings relating to issuers are an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings relating to securities and obligations of an issuer can include a recovery expectation. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested.

The terms “investment grade” and “speculative grade” have established themselves over time as shorthand to describe the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade). The terms investment grade and speculative grade are market conventions and do not imply any

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recommendation or endorsement of a specific security for investment purposes. Investment grade categories indicate relatively low to moderate credit risk, while ratings in the speculative categories either signal a higher level of credit risk or that a default has already occurred.

For the convenience of investors, Fitch may also include issues relating to a rated issuer that are not and have not been rated on its web page. Such issues are also denoted as ‘NR’.

Fitch’s credit ratings do not directly address any risk other than credit risk. In particular, ratings do not deal with the risk of a market value loss on a rated security due to changes in interest rates, liquidity and other market considerations. However, in terms of payment obligation on the rated liability, market risk may be considered to the extent that it influences the ability of an issuer to pay upon a commitment.

Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the obligation to pay upon a commitment (for example, in the case of index-linked bonds).

In the default components of ratings assigned to individual obligations or instruments, the agency typically rates to the likelihood of non-payment or default in accordance with the terms of that instrument’s documentation. In limited cases, Fitch may include additional considerations (i.e. rate to a higher or lower standard than that implied in the obligation’s documentation).

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ ratings and ratings below the ‘CCC’ category. For the short-term rating category of ‘F1’, a ‘+’ may be appended.

Description of Fitch’s Long-Term Corporate Finance Obligations Ratings

AAA Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B Highly speculative. ‘B’ ratings indicate that material credit risk is present.

CCC Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present.

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CC Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk.

C Exceptionally high levels of credit risk. ‘C’ ratings indicate exceptionally high levels of credit risk.

Ratings in the categories of ‘CCC’, ‘CC’ and ‘C’ can also relate to obligations or issuers that are in default. In this case, the rating does not opine on default risk but reflects the recovery expectation only.

Defaulted obligations typically are not assigned ‘RD’ or ‘D’ ratings, but are instead rated in the ‘CCC’ to ‘C’ rating categories, depending on their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Description of Fitch’s Short-Term Ratings

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. A long-term rating can also be used to rate an issue with short maturity. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

Fitch’s short-term ratings are as follows:

F1 Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C High short-term default risk. Default is a real possibility.

RD Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

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APPENDIX C –PROXY VOTING POLICIES AND PROCEDURES

ULTIMUS MANAGERS TRUST

POLICIES AND PROCEDURES FOR VOTING PROXIES

1.	Purpose; Delegation

The purpose of this memorandum is to describe the policies and procedures for voting proxies received from issuers whose securities are held by each series (individually, a “Fund” and collectively, the “Funds”) of Ultimus Managers Trust (the “Trust”). The Board of Trustees of the Trust (the “Board”) believes that each Fund’s Investment Adviser is in the best position to make individual voting decisions for such Fund. Therefore, subject to the oversight of the Board, each Fund’s Investment Adviser is hereby delegated the duty to make proxy voting decisions for such Fund, and to implement and undertake such other duties as set forth in, and consistent with, these Policies and Procedures.

2.	Definitions

Proxy. A proxy permits a shareholder to vote without being present at annual or special meetings. A proxy is the form whereby a person who is eligible to vote on corporate matters transmits written instructions for voting or transfers the right to vote to another person in place of the eligible voter. Proxies are generally solicited by management, but may be solicited by dissident shareholders opposed to management’s policies or strategies.

Proxy Manager. Proxy manager, as used herein, refers to the individual, individuals or committee of individuals appointed by the investment advisers to each Fund (each, an “Investment Adviser”) as being responsible for supervising and implementing these Policies and Procedures.

3.	Policy for Voting Proxies Related to Exchange Traded Funds and other Investment Companies.

Pursuant to Section 12(d)(1)(E)(iii) of the Investment Company Act of 1940, all proxies from Exchange Traded Funds (“ETFs”) or other Investment Companies voted by a Fund, registered in the name of the Funds, will have the following voting instructions typed on the proxy form: “Vote these shares in the same proportion as the vote of all other holders of such shares. The beneficial owner of these shares is a registered investment company.”

4.	Policy for Voting Proxies Related to Other Portfolio Securities

Fiduciary Considerations. Proxies with respect to securities other than ETFs or other investment companies are voted solely in the interests of the shareholders of the Trust. Any conflict of interest must be resolved in the way that will most benefit the shareholders.

Management Recommendations. Since the quality and depth of management is a primary factor considered when investing in a company, the recommendation of management on any issue should be given substantial weight. The vote with respect to most issues presented in proxy statements should be cast in accordance with the position of the company’s management, unless it is determined that supporting management’s position would adversely affect the investment merits of owning the stock. However, each issue should be considered on its own merits, and the position of the company’s management should not be supported in any situation where it is found not to be in the best interests of the Trust’s shareholders.

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5.	Conflicts of Interest

The Trust recognizes that under certain circumstances an Investment Adviser may have a conflict of interest in voting proxies on behalf of a Fund. Such circumstances may include, but are not limited to, situations where an Investment Adviser or one or more of its affiliates, including officers, directors or employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. The Investment Adviser shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Investment Adviser with respect to voting proxies on behalf of a Fund, both as a result of the employee’s personal relationships and due to circumstances that may arise during the conduct of the Investment Adviser’s business, and to bring any conflict of interest of which they become aware to the attention of the proxy manager. With respect to securities other than ETFs or other investment companies, the Investment Adviser shall not vote proxies relating to such issuers on behalf of a Fund until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been determined in the manner described below. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Investment Adviser’s decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If the proxy manager determines that a conflict of interest is not material, the Investment Adviser may vote proxies notwithstanding the existence of a conflict. If the conflict of interest is determined to be material, either (i) the conflict shall be disclosed to the Trust’s Committee of Independent Trustees (the “Committee”) and the Investment Adviser shall follow the instructions of the Committee or (ii) the Investment Adviser shall vote the issue in question based upon the recommendation of an independent third party under a contractual arrangement approved by the Committee. The proxy manager shall keep a record of all materiality decisions and report them to the Committee on an annual basis.

6.	Routine Proposals

Proxies for routine proposals (such as election of directors, selection of independent public accountants, stock splits and increases in capital stock) with respect to securities other than ETFs or other investment companies should generally be voted in favor of management.

7.	Proxy Manager Approval

Votes on non-routine matters and votes against a management’s recommendations with respect to securities other than ETFs or other investment companies are subject to approval by the proxy manager.

8.	Proxy Voting Procedures

Proxy voting will be conducted in compliance with the policies and practices described herein and is subject to the proxy manager’s supervision. A reasonable effort should be made to obtain proxy material and to vote in a timely fashion. Each Investment Adviser shall maintain records regarding the voting of proxies under these Policies and Procedures.

9.	Form N-PX

A record of each proxy vote will be entered on Form N-PX. A copy of each Form N-PX will be signed by the President of the Trust. The Form is to be filed by August 31 each year. Each reporting period covered by the Form N-PX runs from July 1 to June 30. The Trust will disclose in its annual and semi-annual reports to shareholders and in its registration statement (in the SAI) filed with the SEC on or after August 31 that each Fund’s proxy voting record for the most recent

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twelve-month period ended June 30 is available without charge upon request and is also available on the SEC’s Website at www.sec.gov.

10.	Investment Advisers’ Voting Procedures

The Trust acknowledges that the Investment Advisers to the various Funds have adopted voting policies and procedures for their clients that have been delivered to the Trust. To the extent that an Investment Adviser’s policies and procedures are consistent with these Policies and Procedures, the Investment Adviser may implement them with respect to voting proxies on behalf of each Fund managed by such Investment Adviser. However, the provisions of paragraph 5 of these Policies and Procedures relating to conflicts of interest shall supersede any comparable provisions of any Investment Adviser’s policies and procedures.

Securities Lending: If a Fund engages in securities lending, the proxy voting procedures of the Adviser of such Fund will include information on the recall of lent securities for voting purposes. More information can be found in the Securities Lending Procedures of the Trust.

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APPENDIX D – ADVISER’S PROXY VOTING POLICIES

WESTWOOD MANAGEMENT CORP.

POLICIES AND PROCEDURES FOR PROXY VOTING

Policy.

Westwood, as a matter of policy and as a fiduciary to our clients, has a responsibility for voting proxies for portfolio securities in a manner that is consistent with the best economic interests of the clients. Our Firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our Firm’s proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest. In addition, our policy and practice is to make information available to clients about the voting of proxies for their portfolio securities and to maintain relevant and required records.

Firm Specific Policy.

Westwood has engaged Broadridge for assistance with the proxy voting process for our clients. Broadridge is a leading provider of full-service proxy voting services to the global financial industry. Westwood has also engaged Glass Lewis for assistance with proxy research and analysis. Glass Lewis provides complete analysis and voting recommendations on all proposals and is designed to assist investors in mitigating risk and improving long-term value. In most cases, Westwood agrees with Glass Lewis’s recommendations; however, ballots are reviewed bi-monthly by our analysts and we may choose to vote differently than Glass Lewis if we believe it to be in the client’s best interest. In addition, Westwood will implement “echo voting” (voting pro rata with all other shareholders) for investment company clients relying on Investment Company Act §12(d)(1)(F) and Rule 12d1-3 in order to allow certain purchases of other investment companies in excess of limits that would otherwise apply.

Responsibility.

Westwood’s Data Management Team has the responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and record keeping, including outlining our voting guidelines in our procedures.

Background.

Proxy voting is an important right of shareholders, and reasonable care and diligence must be taken to ensure that such rights are properly and timely exercised.

Investment advisers who are registered with the SEC, and who exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its clients, (b) disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities, (c) describe a summary of its proxy voting policies and procedures and, upon request, to furnish a copy to its clients, and (d) to maintain certain records relating to the adviser's proxy voting activities when the adviser does have proxy voting authority.

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Procedure.

Westwood has adopted the following procedures to implement the Firm’s proxy voting policy, in addition to adopting the Glass Lewis Proxy Voting Guidelines. Westwood conducts reviews to monitor and ensure the Firm’s policy is observed, implemented properly and amended or updated, as appropriate:

Proxy Voting Records.

With respect to proxy record keeping, the Data Management Team maintains complete files for all clients. These files include a listing of all proxy materials sent on behalf of our clients along with individual copies of each response. Client access to these files can be arranged upon request. A voting summary will be furnished upon request.

Voting Procedures.

a.	All employees forward proxy materials received on behalf of clients to Broadridge. Westwood has engaged Broadridge for assistance with the proxy voting process for our clients and Glass Lewis provides voting recommendations;
b.	Broadridge has access to holders’ records and determines which client accounts hold the security to which the proxy relates;
c.	Absent material conflicts, Broadridge, with the vote recommendations from Glass Lewis, determines how Westwood should vote the proxy in accordance with applicable voting guidelines;
d.	Westwood’s analysts review the Glass Lewis proxy voting recommendations on a bi-monthly basis. The analysts may choose to vote differently than Glass Lewis if they believe it is in the best interest of the client or where a different vote is warranted in light of the respective investment strategy;
e.	If Westwood chooses to vote differently than Glass Lewis, then Westwood overwrites the Glass Lewis recommendation on the ProxyEdge platform. If Westwood agrees with the Glass Lewis recommendations, no action is necessary; and,
f.	Broadridge completes the proxy in a timely and appropriate manner.
g.	For certain investment companies managed by Westwood and approved by the CCO (each a “Westwood 12d1F Fund”), Westwood will implement echo voting for shares of other investment companies (each an “Acquired Fund”) held by a Westwood 12d1F Fund. The Data Management Team will override any Glass Lewis proxy voting recommendations with respect to shares of an Acquired Funds held by a Westwood 12d1F Fund, and will instead, vote all such Acquired Fund shares pro rata with all other shareholders of each respective Acquired Fund. The Data Management Team will record any votes made with echo voting as overrides to the Glass Lewis recommendations.

Disclosure.

a.	Westwood provides required disclosures in Form ADV Part 2A, which summarizes these proxy voting policies and procedures and includes information whereby clients may request information regarding how Westwood voted the client’s proxies;
b.	Westwood’s disclosure summary includes a description of how clients may obtain a copy of the Firm's proxy voting policies and procedures. Westwood’s proxy voting practice is disclosed in the Firm's advisory agreements.

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Client Requests for Information.

a.	All client requests for information regarding proxy votes, or regarding policies and procedures that are received by any supervised person should be forwarded to the Data Management Team; and
b.	In response to any request, the Data Management Team prepares a written response with the information requested, and as applicable, includes the name of the issuer, the proposal voted upon, and how Westwood voted the client’s proxy with respect to each proposal about which the client inquired.

Voting Guidelines.

a.	Westwood has engaged Broadridge and Glass Lewis for assistance with the proxy voting process for our clients; and
b.	Westwood analysts review the Glass Lewis proxy voting recommendations using the following guidelines:
i.	In the absence of specific voting guidelines from the client, Westwood votes proxies in the best interests of each client;
ii.	Westwood’s policy is to vote all proxies from a specific issuer the same way for each client absent qualifying restrictions or other mandates from a client;
iii.	Clients are permitted to place reasonable restrictions and mandates on Westwood’s voting authority in the same manner that they may place such restrictions on the actual selection of account securities;
iv.	Westwood generally votes in favor of routine corporate housekeeping proposals such as the election of directors and selection of auditors absent conflicts of interest raised by an auditor’s non-audit services;
v.	Westwood generally votes against proposals that cause board members to become entrenched or cause unequal voting rights; and
vi.	In reviewing proposals, Westwood further considers the opinion of management, the effect on management, and the effect on shareholder value and the issuer's business practices.

PART C.	OTHER INFORMATION

Item 28.	Exhibits

(a)	Agreement and Declaration of Trust, dated February 28, 2012, is incorporated by reference to Exhibit (a) of Registrant’s initial Registration Statement on Form N-1A, filed on March 23, 2012.

(b)	Bylaws, dated February 28, 2012, is incorporated by reference to Exhibit (b) of Registrant’s initial Registration Statement on Form N-1A, filed on March 23, 2012.

(c)	Instruments Defining Rights of Security Holders are incorporated by reference to Exhibit (a) of Registrant’s initial Registration Statement on Form N-1A, filed on March 23, 2012.

(d)(1)(i)	Investment Advisory Agreement with Lyrical Asset Management LP, dated January 22, 2013, for Lyrical U.S. Value Equity Fund is incorporated by reference to Exhibit (d)(iv) of Post-Effective Amendment No. 5 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on February 1, 2013.

(d)(1)(ii)	Amended Schedule A, to the Investment Advisory Agreement with Lyrical Asset Management, LP, for the Lyrical U.S. Value Fund, the Lyrical International Value Equity Fund, and the US Value ETF (the “Lyrical Funds”) will be filed by post-effective amendment.

(d)(2)	Investment Advisory Agreement with Wavelength Capital Management, LLC, dated October 29, 2018, for Wavelength Interest Rate Neutral Fund is incorporated by reference to Exhibit (d)(4)(ii) of Post-Effective Amendment No. 128 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on November 28, 2018.

(d)(3)	Investment Advisory Agreement with Edge Capital Group, LLC, dated October 29, 2018, for Blue Current Global Dividend Fund is incorporated by reference to Exhibit (d)(5)(ii) of Post-Effective Amendment No. 128 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on November 28, 2018.

(d)(4)(A)	Investment Advisory Agreement with Marshfield Associates, Inc., dated December 27, 2015, for Marshfield Concentrated Opportunity Fund, is incorporated by reference to Exhibit (d)(15) of Post-Effective Amendment No. 61 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on December 24, 2015.

(d)(4)(B)	Amended Schedule A to the Investment Advisory Agreement with Marshfield Associates, Inc., dated July 28, 2016, is incorporated by reference to Exhibit (d)(13)(B) of Post-Effective Amendment No. 108 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on June 28, 2017.

(d)(5)	Investment Advisory Agreement with Hudson Valley Investment Advisors, Inc. for HVIA Equity Fund is incorporated by reference to Exhibit (d)(17) of Post-Effective Amendment No. 86 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on September 20, 2016.

(d)(6)	Investment Advisory Agreement with Edgemoor Investment Advisors, Inc., dated January 27, 2017, for the Meehan Focus Fund, is incorporated by reference to Exhibit (d)(18) of Post-Effective Amendment No. 106 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on May 22, 2017.

(d)(7)	Investment Advisory Agreement with Kempner Capital Management, Inc., dated April 14, 2017, for the Kempner Multi-Cap Deep Value Fund is incorporated by reference to Exhibit (d)(19) of Post-Effective Amendment No. 99 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on February 6, 2017.

(d)(8)	Investment Advisory Agreement with Adler Asset Management, LLC is incorporated by reference to Exhibit (d)(17) of Post-Effective Amendment No. 125 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on July 31, 2018.

(d)(9)	Investment Advisory Agreement with Karner Blue Capital, LLC, for the Karner Blue Biodiversity Impact Fund, is incorporated by reference to Exhibit (d)(15) of Post-Effective Amendment No. 143 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on September 27, 2019.

(d)(10)	Investment Advisory Agreement with Q3 Asset Management Corporation, dated December 1, 2019, for the Q3 All-Weather Sector Rotation Fund and Q3 All-Weather Tactical Fund (the “Q3 Funds”), is incorporated by reference to Exhibit (d)(15) of Post-Effective Amendment No. 153 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on February 28, 2020.

(d)(11)(i)	Investment Advisory Agreement with Blueprint Fund Management LLC, for the Blueprint Growth Fund (the “Blueprint Fund”), is incorporated by reference to Exhibit (d)(15)(i) of Post-Effective Amendment No. 165 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on September 8, 2020.

(d)(11)(ii)	Investment Sub-Advisory Agreement with Blueprint Investment Partners LLC, for the Blueprint Fund, is incorporated by reference to Exhibit (d)(15)(ii) of Post-Effective Amendment No. 165 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on September 8, 2020.

(d)(12)	Investment Advisory Agreement with Evolutionary Tree Capital Management LLC is incorporated by reference to Exhibit (d)(16) of Post-Effective Amendment No. 166 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on September 10, 2020.

(d)(13)	Investment Advisory Agreement for the Left Brain Compound Growth Fund with Left Brain Wealth Management, LLC is incorporated by reference to Exhibit (d)(13) of Post-Effect Amendment No. 179 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on April 27, 2021.

(d)(14)	Investment Advisory Agreement for the Westwood Quality AllCap Fund and Westwood SmallCap Growth Fund (collectively, the “Westwood Funds”) with Westwood Management Corporation will be filed by post-effective amendment.

(e)(1)(A)(i)	Distribution Agreement with Ultimus Fund Distributors, LLC, dated February 1, 2019, is incorporated by reference to Exhibit (e)(1)(A) of Post-Effective Amendment No. 132 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on February 28, 2019.

(e)(1)(A)(ii)	Amended Schedule A to the Distribution Agreement, for the Westwood Funds will be filed by post-effective amendment.

(f)	None

(g)(1)(A)	Custody Agreement with U.S. Bank, dated June 5, 2012, is incorporated by reference to Exhibit (g) of Post-Effective Amendment No. 2 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on September 11, 2012.

(g)(1)(B)	Third Amendment, dated December 31, 2012, to the Custody Agreement with U.S. Bank, dated June 5, 2012, for Lyrical U.S. Value Equity Fund is incorporated by reference to Exhibit (g)(iii) of Post-Effective Amendment No. 5 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on February 1, 2013.

(g)(1)(C)	Fifth Amendment, dated September 11, 2013, to the Custody Agreement with U.S. Bank, dated June 5, 2012, for Wavelength Interest Rate Neutral Fund, is incorporated by reference to Exhibit (g)(v) of Post-Effective Amendment No. 13 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on September 27, 2013.

(g)(1)(D)	Seventh Amendment, dated August 26, 2014, to the Custody Agreement with U.S. Bank, dated June 5, 2012, for Blue Current Global Dividend Fund, is incorporated by reference to Exhibit (g)(vii) of Post-Effective Amendment No. 25 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on September 15, 2014.

(g)(1)(E)	Tenth Amendment, dated April 6, 2015, to the Custody Agreement with U.S. Bank, dated June 5, 2012, for the Wavelength Interest Rate Fund, is incorporated by reference to Exhibit (g)(1)(J) of Post-Effective Amendment No. 57 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on November 12, 2015.

(g)(1)(F)	Sixteenth Amendment to the Custody Agreement with U.S. Bank, dated May 24, 2017, for Meehan Focus Fund, is incorporated by reference to Exhibit (g)(1)(N) of Post-Effective Amendment No. 108 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on June 28, 2017.

(g)(1)(G)	Seventeenth Amendment to the Custody Agreement with U.S. Bank, dated December 3, 2019 for the Q3 Funds, is incorporated by reference to Exhibit (g)(1)(I) of Post-Effective Amendment No. 166 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on September 10, 2020.

(g)(1)(H)	Eighteenth Amendment to the Custody Agreement with U.S. Bank, dated August 20, 2020 for the Lyrical International Value Equity Fund, is incorporated by reference to Exhibit (g)(1)(J) of Post-Effective Amendment No. 166 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on September 10, 2020.

(g)(1)(I)	Nineteenth Amendment to the Custody Agreement with U.S. Bank, dated August 20, 2020 for the Evolutionary Tree Innovators Fund, is incorporated by reference to Exhibit (g)(1)(I) of Post-Effective Amendment No. 165 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on September 8, 2020.

(g)(1)(J)	Amendment to the Custody Agreement with U.S. Bank for the Westwood Funds will be filed by post-effective amendment.
(g)(2)(A)	Global Custody Agreement with MUFG Union Bank, N.A., dated July 21, 2015, is incorporated by reference to Exhibit (g)(2) of Post-Effective Amendment No. 45 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), for Alambic Small Cap Value Fund, filed on August 19, 2015.

(g)(2)(B)	Amended Appendix D to the Global Custody Agreement with MUFG Union Bank, N.A., for the Karner Blue Biodiversity Impact Fund, is incorporated by reference to Exhibit (g)(2)(B) of Post-Effective Amendment No. 143 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on September 27, 2019.

(g)(2)(C)

Custody Agreement with Fifth Third Bank, National Association, dated March 23, 2021, is incorporated by reference to Exhibit (g)(2)(C) of Post-Effect Amendment No. 179 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on April 27, 2021.

(g)(2)(D)	Custody Agreement with Brown Brothers Harriman & Co. will be filed by Post-Effective Amendment.

(h)(1)(A)(i)	Master Services Agreement with Ultimus Fund Solutions, LLC dated July 24, 2018, is incorporated by reference to Exhibit (h)(1) of Post-Effective Amendment No. 125 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on July 31, 2018.

(h)(1)(A)(ii)	Amended Schedule A to the Master Services Agreement will be filed by Post-Effective Amendment.

(h)(1)(B)	Fund Accounting Addendum, dated July 24, 2018 to the Master Services Agreement with Ultimus Fund Solutions, LLC is incorporated by reference to Exhibit (h)(1)(A) of Post-Effective Amendment No. 125 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on July 31, 2018.

(h)(1)(C)	Amendment, dated January 23, 2019, to the Fund Administration Addendum, dated July 24, 2018 to the Master Services Agreement with Ultimus Fund Solutions, LLC is incorporated by reference to Exhibit (h)(1)(B) of Post-Effective Amendment No. 132 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on February 28, 2019.

(h)(1)(D)	Transfer Agent and Shareholder Services Addendum, dated July 24, 2018 to the Master Services Agreement with Ultimus Fund Solutions, LLC is incorporated by reference to Exhibit (h)(1)(C) of Post-Effective Amendment No. 125 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on July 31, 2018.

(h)(2)(A)(i)	Compliance Consulting Agreement with Ultimus Fund Solutions, LLC, dated June 5, 2012, is incorporated by reference to Exhibits (h)(xxiv) of Post-Effective Amendment No. 25 of Post-Effective Amendment No. 1 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on, June 29, 2012.

(h)(2)(A)(ii)	Amended Schedule A, to the Compliance Consulting Agreement with Ultimus Fund Solutions, LLC will be filed by Post-Effective Amendment.

(h)(3)(A)	Expense Limitation Agreement with Wavelength Capital Management, LLC, dated April 25, 2019, for Wavelength Interest Rate Neutral Fund, is incorporated by reference to Exhibit (h)(6)(A) of Post-Effective Amendment No. 137 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on June 28, 2019.

(h)(3)(B)(i)	Third Amended and Restated Expense Limitation Agreement with Lyrical Asset Management LP, dated January 22, 2020, for the Lyrical Funds, is incorporated by reference to Exhibit (h)(6)(B) of Post-Effective Amendment No. 153 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on February 28, 2020.

(h)(3)(B)(ii)	Amended Schedule A to the Third Amended and Restated Expense Limitation Agreement with Lyrical Asset Management LP, for the Lyrical Funds, will be filed by post-effective amendment.

(h)(3)(C)	Amended and Restated Expense Limitation Agreement with Edge Capital Group, LLC, dated December 17, 2019, for Blue Current Global Dividend Fund is incorporated by reference to Exhibit (h)(6)(C) of Post-Effective Amendment No. 151 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on January 16, 2020.

(h)(3)(D)	Second Amended and Restated Expense Limitation Agreement with Marshfield Associates, Inc., dated November 1, 2018, for Marshfield Concentrated Opportunity Fund, is incorporated by reference to Exhibit (h)(6)(I) of Post-Effective Amendment No. 128 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on November 28, 2018.

(h)(3)(E)	Amended and Restated Expense Limitation Agreement with Hudson Valley Investment Advisors, Inc., dated August 1, 2018, for HVIA Equity Fund, is incorporated by reference to Exhibit (h)(6)(L) of Post-Effective Amendment No. 126 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on September 28, 2018.

(h)(3)(F)	Second Amended and Restated Expense Limitation Agreement with Edgemoor Investment Advisors, Inc., dated November 01, 2018, for Meehan Fund, is incorporated by reference to Exhibit (h)(6)(M) of Post-Effective Amendment No. 132 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on February 28, 2019.

(h)(3)(G)	Amended and Restated Expense Limitation Agreement with Kempner Capital Management, Inc., dated November 1, 2018, for Kempner Multi-Cap Deep Value Fund is incorporated by reference to Exhibit (h)(6)(N) of Post-Effective Amendment No. 128 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on November 28, 2018.

(h)(3)(H)	Expense Limitation Agreement with Adler Asset Management, LLC is incorporated by reference to Exhibit (h)(6)(P) of Post-Effective Amendment No. 125 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on July 31, 2018.

(h)(3)(I)	Expense Limitation Agreement with Karner Blue Capital, LLC, for the Karner Blue Biodiversity Impact Fund, is incorporated by reference to Exhibit (h)(6)(O) of Post-Effective Amendment No. 143 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on September 27, 2019.

(h)(3)(J)(i)	Expense Limitation Agreement with Q3 Asset Management Corporation, dated December 1, 2019, for the Q3 Funds is incorporated by reference to Exhibit (h)(6)(N) of Post-Effective Amendment No. 153 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on February 28, 2020.

(h)(3)(J)(ii)

Amended Schedule A to the Expense Limitation Agreement with Q3 Asset Management Corporation, dated January 22, 2021, for the Q3 Funds, is incorporated by reference to Exhibit (h)(3)(K)(ii) of Post-Effective Amendment No. 173 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on February 26, 2021.

(h)(3)(K)	Expense Limitation Agreement with Blueprint Fund Management LLC, for the Blueprint Fund is incorporated by reference to Exhibit (h)(6)(O) of Post-Effective Amendment No. 157 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on March 31, 2020.

(h)(3)(L)	Expense Limitation Agreement with Evolutionary Tree Capital Management LLC is incorporated by reference to Exhibit (h)(7) of Post-Effective Amendment No. 166 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on September 10, 2020.

(h)(3)(M)	Expense Limitation Agreement with Left Brain Wealth Management, LLC is incorporated by reference to Exhibit (h)(3)(M) of Post-Effect Amendment No. 179 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on April 27, 2021.

(h)(3)(N)	Expense Limitation Agreement with Westwood Management Corporation will be filed by post-effective amendment.

(h)(4)(A)	Administrative Services Plan for the Karner Blue Biodiversity Impact Fund is incorporated by reference to Exhibit (h)(7) of Post-Effective Amendment No. 143 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on September 27, 2019.

(h)(4)(B)(i)	Amended and Restated Administrative Services Plan is incorporated by reference to Exhibit (h)(7)(B) of Post-Effective Amendment No. 153 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on February 28, 2020.

(h)(4)(B)(ii)	Amended Schedule A to the Amended and Restated Administrative Services Plan will be filed by post-effective amendment.

(i)	Inapplicable.

(j)	Inapplicable.

(k)	Inapplicable.

(l)	Initial Capital Agreement is incorporated by reference to Exhibit (l) of Post-Effective Amendment No. 2 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on September 11, 2012.

(m)(1)(A)(i)	Distribution (Rule 12b-1) Plan, dated June 5, 2012, is incorporated by reference to Exhibit (m) of Post-Effective Amendment No. 25 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on September 15, 2014.

(m)(1)(A)(ii)	Amended Appendix A to the Distribution (12b-1) Plan, for the Lyrical International Fund, Q3 Funds and Blueprint Fund is incorporated by reference to Exhibit (m)(1)(A)(ii) of Post-Effective Amendment No. 165 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on September 8, 2020.

(n)(1)	Rule 18f-3 Multi-Class Plan, dated June 6, 2013, is incorporated by reference to Exhibit (n) of Post-Effective Amendment No. 8 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on June 6, 2013.

(n)(2)	Amended Rule 18f-3 Multi-Class Plan will be filed by Post-Effective Amendment.

(o)	Reserved.

(p)(1)	Code of Ethics of the Registrant, dated June 5, 2012, amended April 23, 2018, is incorporated by reference to Exhibit (p)(1) of Post-Effective Amendment No. 128 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on November 28, 2018.

(p)(2)	Amended Code of Ethics of Ultimus Fund Distributors, LLC is incorporated by reference to Exhibit (p)(2)(A) of Post-Effective Amendment No. 151 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on January 16, 2020.

(p)(3)	Amended Code of Ethics of Lyrical Asset Management LP, dated October 2015, is incorporated by reference to Exhibit (p)(5) of Post-Effective Amendment No. 108 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on June 28, 2017.

(p)(4)	Amended Code of Ethics of Wavelength Capital Management, LLC, dated September 1, 2016, is incorporated by reference to Exhibit (p)(7) of Post-Effective Amendment No. 99 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on February 6, 2017.

(p)(5)	Amended Code of Ethics of Edge Capital Group, LLC (formerly Edge Capital Partners, LLC), dated January 1, 2018, is incorporated by reference to Exhibit (p)(7) of Post-Effective Amendment No. 124 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on June 28, 2018.

(p)(6)	Amended Code of Ethics of Marshfield Associates, Inc. is incorporated by reference to Exhibit (p)(12) of Post-Effective Amendment No. 119 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on February 28, 2018.

(p)(7)	Code of Ethics of Hudson Valley Investment Advisors, Inc. is incorporated by reference to Exhibit (p)(17) of Post-Effective Amendment No. 86 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on September 20, 2016.

(p)(8)	Code of Ethics of Edgemoor Investment Advisors, Inc. is incorporated by reference to Exhibit (p)(18) of Post-Effective Amendment No. 106 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on May 22, 2017.

(p)(9)	Code of Ethics of Kempner Capital Management, Inc., dated September 2017, is incorporated by reference to Exhibit (p)(17) of Post-Effective Amendment No. 119 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on February 28, 2018.

(p)(10)	Code of Ethics of Adler Asset Management, LLC is incorporated by reference to Exhibit (p)(15) of Post-Effective Amendment No. 137 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on June 28, 2019.

(p)(11)	Code of Ethics of Karner Blue Capital, LLC is incorporated by reference to Exhibit (p)(16) of Post-Effective Amendment No. 143 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on September 27, 2019.

(p)(12)	Code of Ethics of Q3 Asset Management Corporation is incorporated by reference to Exhibit (p)(16) of Post-Effective Amendment No. 153 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on February 28, 2020.

(p)(13)	Code of Ethics of Blueprint Fund Management LLC is incorporated by reference to Exhibit (p)(17) of Post-Effective Amendment No. 157 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on March 31, 2020.

(p)(14)	Code of Ethics of Blueprint Investment Partners LLC is incorporated by reference to Exhibit (p)(18) of Post-Effective Amendment No. 157 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on March 31, 2020.

(p)(15)	Code of Ethics of Evolutionary Tree Capital Management LLC is incorporated by reference to Exhibit (p)(18) of Post-Effective Amendment No. 165 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on September 8, 2020.

(p)(16)

Code of Ethics of Left Brain Wealth Management, LLC is incorporated by reference to Exhibit (p)(16) of Post-Effect Amendment No. 179 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on April 27, 2021.

(p)(17)	Code of Ethics of Northern Lights Distributors, LLC will be filed by post-effective amendment.

(p)(18)	Code of Ethics of Westwood Management Corporation will be filed by post-effective amendment.

(q)(1)(A)(ii)	Powers of Attorney for David M. Deptula, and Janine L. Cohen, dated July 27, 2018 is incorporated by reference to Exhibit (q)(1) of Post-Effective Amendment No. 125 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on July 31, 2018.

(q)(1)(B)(ii)	Powers of Attorney for Jacqueline A. Williams, Clifford Schireson, and Robert E. Morrison are incorporated by reference to Exhibit (q)(1)(ii) of Post-Effective Amendment No. 136 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on June 25, 2019.

Item 29.	Persons Controlled by or Under Common Control with Registrant

No person is directly or indirectly controlled by or under common control with the Registrant.

Item 30.	Indemnification

Article VI of the Registrant’s Agreement and Declaration of Trust provides for indemnification of officers and Trustees as follows:

“Section 6.4 Indemnification of Trustees, Officers, etc.

Subject to and except as otherwise provided in the Securities Act of 1933, as amended, and the 1940 Act, the Trust shall indemnify each of its Trustees and officers, including persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

Section 6.5 Advances of Expenses. The Trust shall advance attorneys’ fees or other expenses incurred by a Covered Person in defending a proceeding to the full extent permitted by the Securities Act of 1933, as amended, the 1940 Act, as amended, and Ohio Revised Code Chapter 1707, as amended. In the event any of these Federal laws conflict with Ohio Revised Code Section 1701.13I, as amended, these Federal laws, and not Ohio Revised Code Section 1701.13I, shall govern.

Section 6.6 Indemnification Not Exclusive, etc. The right of indemnification provided by this Article VI shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article VI, “Covered Person” shall include such person’s heirs, executors and administrators. Nothing contained in this article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.”

The Investment Advisory Agreements with Lyrical Asset Management LP, Wavelength Capital Management, LLC, Edge Capital Group, LLC, Marshfield Associates, Inc., Hudson Valley Investment Advisors, Inc., Kempner Capital Management, Inc., Edgemoor Investment Advisors, Inc., Adler Asset Management, LLC, Karner Blue Capital, LLC, Q3 Asset Management Corporation, Blueprint Fund Management LLC, Evolutionary Tree Capital Management LLC, and Left Brain Wealth Management, LLC (the “Advisers”) and the Investment Sub-Advisory Agreement with Blueprint Investment Partners LLC (the “Sub-Adviser”) provide that the Advisers and Sub-Adviser shall not be liable for any error of judgment or for any loss suffered by the Trust or the Funds in connection with the performance of their duties, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisers in the performance of their duties, or from reckless disregard of its duties and obligations thereunder.

The Distribution Agreement with Ultimus Fund Distributors, LLC (the “Distributor”) provides that the Distributor, its directors, officers, employees, shareholders and control persons shall not be liable for any loss, damage or expense (including the reasonable costs of investigation and reasonable attorneys’ fees) reasonably incurred by any of them in connection with the matters to which the Agreement relates, except a loss resulting from the failure of Distributor or any such other person to comply with applicable law or the terms of the Agreement, or from willful misfeasance, bad faith or negligence, including clerical errors and mechanical failures, on the part of any of such persons in the performance of Distributor’s duties or from the reckless disregard by any of such persons of Distributor’s obligations and duties under the Agreement.

The Distribution Agreement with the Distributor further also provides that the Distributor agrees to indemnify and hold harmless the Trust and each person who has been, is, or may hereafter be a Trustee, officer, employee, shareholder or control person of the Trust against any loss, damage or expense (including the reasonable costs of investigation and reasonable attorneys’ fees) reasonably incurred by any of them in connection with any claim or in connection with any action, suit or proceeding to which any of them may be a party, which arises out of or is alleged to arise out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact, or the omission or alleged omission to state a material fact necessary to make the statements not misleading, on the part of Distributor or any agent or employee of Distributor or any other person for whose acts Distributor is responsible, unless such statement or omission was made in reliance upon written information furnished by the Trust; (ii) Distributor’s failure to exercise reasonable care and diligence with respect to its services, if any, rendered in connection with investment, reinvestment, automatic withdrawal and other plans for Shares; and (iii) Distributor’s failure to comply with applicable laws and the Rules of FINRA.

The Registrant intends to maintain a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy shall provide coverage to the Registrant, its Trustees and officers and the Adviser. Coverage under the policy will include losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

Item 31.	Business and Other Connections of the Investment Advisers

(a)	Lyrical Asset Management LP (“Lyrical”), located at 250 West 55th Street, 37th Floor, New York, New York 10022, has been registered as an investment adviser since 2008. Lyrical provides investment advisory services to high net worth individuals, pension and profit sharing plans, corporations and other businesses and a UCITS fund.

The directors, officers, and partners of Lyrical are listed below, along with their position(s) within the firm and any other position in the capacity of director, officer, partner, or trustee, in any other business, profession, vocation or employment of a substantial nature that they have engaged at any time during the past two years, if any.

(1)	Andrew Wellington – Managing Partner and Chief Investment Officer
(2)	Jeffrey Keswin – Managing Partner
(3)	Jeffrey Moses, Chief Compliance Officer
(4)	Edward Peyton Gage, Chief Financial Officer

(b)	Wavelength Capital Management, LLC (“Wavelength”), located at 250 West 57th Street, Suite 2032, New York, New York 10107, has been registered as an investment adviser since 2013.

The directors, officers, and partners of Wavelength are listed below, along with their position(s) within the firm and any other position in the capacity of director, officer, partner, or trustee, in any other business, profession, vocation or employment of a substantial nature that they have engaged at any time during the past two years, if any.

(1)	Andrew G. Dassori – Founding Partner and Chief Investment Officer
	a.	Partner at Den LLC / Den II LLC
(2)	Mark Landis – Founding Partner

(c)	Edge Capital Group, LLC (“Edge”), located at 1380 Paces Ferry Road, NW, Suite 1000, Atlanta, Georgia 30327, has been registered as an investment adviser since 2006.

The directors, officers, and partners of Edge are listed below along with their position(s) within the firm and any other position in the capacity of director, officer, partner, or trustee, in any other business, profession, vocation or employment of a substantial nature that they have engaged at any time during the past two years, if any.

(1)	Henry M.T. Jones – Managing Partner
(2)	Albert Rayle – Partner
(3)	William Skeean – Partner
(4)	Barrett Karvis – Chief Operating Officer & Chief Compliance Officer
(5)	Dennis Sabo – Partner
(6)	Elizabeth Mackie - Partner

(d)	Marshfield Associates, Inc. (“Marshfield”), located at 21 Dupont Circle NW, Suite 500, Washington, D.C. 20036, has been registered as an investment adviser since 1989.

The directors, officers, and partners of Marshfield are listed below, along with their position(s) within the firm and any other position in the capacity of director, officer, partner, or trustee, in any other business, profession, vocation or employment of a substantial nature that they have engaged at any time during the past two years, if any.

(1)	Christopher M. Niemczewski – Managing Principal
(2)	Elise J. Hoffmann – Principal
(3)	Carolyn Miller – Principal
(4)	Melissa Vinick – Principal
(5)	William G. Stott – Principal
(6)	Chad Goldberg – Principal

(7)	Kimberly Vinick – Director of Operations
(8)	Carmen Colt – Chief Compliance Officer

The above individuals are also all principals and employees of Yogi Advisors, LLC and Bushido Capital Partners LLC.

(e)	Hudson Valley Investment Advisors, Inc. (“Hudson Valley”), located at 117 Grand Street, Suite 201, Goshen, New York 10924, has been registered as investment adviser since 1995.

The directors, officers, and partners of Hudson Valley are listed below, along with their position(s) within the firm and any other position in the capacity of director, officer, partner, or trustee, in any other business, profession, vocation or employment of a substantial nature that they have engaged at any time during the past two years, if any.

(1)	Gustave Scacco – CEO and Chief Investment Officer
	a.	Chief Operating Officer and Senior Equity Analyst at TigerShark Management, LLC (February 2011 – February 2015)
(2)	Mark Lazarczyk –Chief Compliance Officer

(3)	Louis Heimbach –Director
	a.	Chairman, President and CEO of Sterling Forest LLC
	b.	Chairman of the Board of Directors of Orange County Trust Company
	c.	Director at Hudson Valley Economic Development Corporation
	d.	Trustee of Orange County Citizens Foundation
	e.	Chairman of Stewart Airport Commission
(4)	Michael Gilfeather – Director
	a.	President and CEO of Orange County Trust Company
(5)	Thomas Guarino – Director
(6)	Peter Larkin – Director
(7)	Michael Markhoff – Director
	a.	Partner at Danziger & Markhoff LLP
(8)	Elizabeth Stradar - Director

(f)	Edgemoor Investment Advisors, Inc. (“Edgemoor”), located at 7250 Woodmont Avenue, Suite 315, Bethesda, Maryland 20814, has been registered as an investment adviser since 1999.

The directors, officers, and partners of Edgemoor are listed below, along with their position(s) within the firm and any other position in the capacity of director, officer, partner, or trustee, in any other business, profession, vocation or employment of a substantial nature that they have engaged at any time during the past two years, if any.

(1)	Thomas P. Meehan – President
(2)	Paul P. Meehan – Managing Director and Chief Compliance Officer
(3)	R. Jordan Smyth, Jr. – Managing Director

(g)	Kempner Capital Management, Inc. (“Kempner”), located at 2201 Market Street, Galveston, 12th Floor, Texas 77550, has been registered as an investment adviser since 1982.

The directors, officers, and partners of Kempner are listed below, along with their position(s) within the firm and any other position in the capacity of director, officer, partner, or trustee, in any other business, profession, vocation or employment of a substantial nature that they have engaged at any time during the past two years, if any.

(1)	Harris Leon Kempner, Jr. – President
(2)	Diana Bartula – Vice President, Treasurer, and Chief Compliance Officer
(3)	Vera, Greene – Vice President and Head Trader
(4)	Michael S. Gault – Vice President and Portfolio Manager
(5)	Bridgette Landis – Asst. Vice President and Trader

(h)	Adler Asset Management, LLC (“Adler”), located at 600 Third Avenue, Suite 26, New York, New York 10016

The directors, officers, and partners of Adler are listed below, along with their position(s) within the firm and any other position in the capacity of director, officer, partner, or trustee, in any other business, profession, vocation or employment of a substantial nature that they have engaged at any time during the past two years, if any.

(1)	David R. Adler – Chief Executive Officer

(i)	Karner Blue Capital, LLC (“Karner Blue”), located at 2175 Cole Street, Birmingham, MI 48009

The directors, officers, and partners of Karner Blue are listed below, along with their position(s) within the firm and any other position in the capacity of director, officer, partner, or trustee, in any other business, profession, vocation or employment of a substantial nature that they have engaged at any time during the past two years, if any.

(1)	Andrew K. Niebler – Managing Member, Executive Vice President, General Counsel and Chief Compliance Officer
(2)	Vicky L. Benjamin – Managing Member, President and Treasurer
(3)	Wayne P. Pacelle, Managing Member

(j)	Q3 Asset Management Corporation (“Q3AM”), located at 7315 Wisconsin Avenue, #400, Bethesda, Maryland 20814

The directors, officers, and partners of Q3AM are listed below, along with their position(s) within the firm and any other position in the capacity of director, officer, partner, or trustee, in any other business, profession, vocation or employment of a substantial nature that they have engaged at any time during the past two years, if any.

(1)	Bradford Giaimo – President and Chief Compliance Officer
(2)	Adam Quiring – Vice President

(k)	Blueprint Fund Management LLC (“Blueprint”), located at 1250 Revolution Mill Drive, Suite 150, Greensboro, NC 27405

The directors, officers, and partners of Blueprint, are listed below, along with their position(s) within the firm and any other position in the capacity of director, officer, partner, or trustee, in any other business, profession, vocation or employment of a substantial nature that they have engaged at any time during the past two years, if any.

(1)	Brandon Langley – Chief Operating Officer
(2)	Jay Murray – Member
(3)	Rory Collins - Member

(l)	Blueprint Investment Partners LLC (“Blueprint Investment”), located at 1250 Revolution Mill Drive, Suite 150, Greensboro, NC 27405

The directors, officers, and partners of Blueprint Investment, are listed below, along with their position(s) within the firm and any other position in the capacity of director, officer, partner, or trustee, in any other business, profession, vocation or employment of a substantial nature that they have engaged at any time during the past two years, if any.

(1)	Jonathan Robinson – Chief Executive Officer and Managing Member
(2)	Brandon Langley – Chief Compliance Officer and Managing Member
(3)	Rick Bone – Partner and Director of Business Development
(4)	Thomas Mayes - Partner

(m)	Evolutionary Tree Capital Management LLC (“Evolutionary Tree”), located at 1199 N. Fairfax St., Suite 801, Alexandria, VA 22314

The directors, officers, and partners of Evolutionary Tree are listed below, along with their position(s) within the firm and any other position in the capacity of director, officer, partner, or trustee, in any other business, profession, vocation or employment of a substantial nature that they have engaged at any time during the past two years, if any.

(1)	Thomas Ricketts – Chief Executive Officer and Chief Investment Officer

(n)	Left Brain Wealth Management LLC (“Left Brain”), located at 215 Shuman Blvd., #304 Naperville, IL 60563

(1)	Gary Sadzewicz
(2)	Noland Langford

The directors, officers, and partners of Left Brain, to be added by Post-Effective Amendment, along with their position(s) within the firm and any other position in the capacity of director, officer, partner, or trustee, in any other business, profession, vocation or employment of a substantial nature that they have engaged at any time during the past two years, if any.

(n)	Westwood Management Corporation (“Westwood”), located 200 Crescent Court, Suite 1200, Dallas, Texas 75201

The directors, officers, and partners of Westwood, to be added by Post-Effective Amendment, along with their position(s) within the firm and any other position in the capacity of director, officer, partner, or trustee, in any other business, profession, vocation or employment of a substantial nature that they have engaged at any time during the past two years, if any.

Item 32.	Principal Underwriters

(a)	The Distributor also acts as the principal underwriter for the following other open-end investment companies:

AlphaMark Investment Trust Caldwell & Orkin Funds Inc.	Oak Associates Funds
Capitol Series Trust	Papp Investment Trust
Centaur Mutual Funds Trust	Piedmont Investment Trust
Conestoga Funds	Peachtree Alternative Strategies Fund
CM Advisors Family of Funds	Red Cedar Fund Trust
Chesapeake Investment Trust	Segall Bryant & Hamill Trust
Commonwealth International Series Trust	Schwartz Investment Trust
The Cutler Trust	TFS Capital Investment Trust Unified Series Trust
Eubel Brady & Suttman Mutual Fund Trust	Valued Advisers Trust
Bruce Fund, Inc.	Wilshire Mutual Funds, Inc.
The First Western Funds Trust	HC Capital Trust
FSI Funds	Wilshire Variable Insurance Trust
Hussman Investment Trust	Williamsburg Investment Trust
The Investment House Funds	Value Advisers Trust VELA Funds
Yorktown Funds

(b)

Name	Position with Distributor	Position with Registrant
Kevin M. Guerette	President	None
Stephen L. Preston	Chief Compliance Officer	None
Douglas K. Jones	Vice President	None
Melvin Van Cleave	Vice President	None

The address of the Distributor and each of the above-named persons is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

(c)	Inapplicable

Item 33.	Location of Accounts and Records

Accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained by the Registrant at the principal executive offices of its administrator or investment advisers:

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

Adler Asset Management, LLC

600 Third Avenue, Suite 226

New York, New York 10016

Blueprint Fund Management LLC

1250 Revolution Mill Drive, Suite 150

Greensboro, NC 27405Edge

Blueprint Investment Partners

1250 Revolution Mill Dr., Suite 150

Greensboro, NC 27405

Edge Capital Group, LLC

1380 West Paces Ferry Rd., Suite 1000

Atlanta, Georgia 30327

Edgemoor Investment Advisors, Inc.

7250 Woodmont Avenue, Suite 315

Bethesda, Maryland 20814

Evolutionary Tree Capital Management LLC

1199 N. Fairfax Street, Suite 801

Alexandria, VA 22314

Hudson Valley Investment Advisors, Inc.

117 Grand Street, Suite 201

Goshen, New York 10924

Karner Blue Capital, LLC

7315 Wisconsin Avenue, #400

Bethesda, Maryland 20814

Kempner Capital Management, Inc.

2201 Market Street

Galveston, Texas 77550

Left Brain Wealth Management

215 Shuman Blvd., #304

Naperville, IL 60563

Lyrical Asset Management LP

250 West 55th Street, 37th Floor

New York, New York 10022

Marshfield Associates, Inc.

21 Dupont Circle NW, Suite 500

Washington, District of Columbia 20036

Q3 Asset Management Corporation

2175 Cole Street

Birmingham, MI 48009

Wavelength Capital Management, LLC

545 Madison Avenue, 16th Floor

New York, New York 10022

Westwood Management Corporation

200 Crescent Court, Suite 1200

Dallas, Texas 75201

Certain records, including records relating to the possession of Registrant’s securities, may be maintained at the offices of Registrant’s custodians:

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

Fifth Third Bank, National Association

Fountain Square Plaza

Cincinnati, Ohio 45263

U.S. Bank, N.A.

425 Walnut Street

Cincinnati, Ohio 45202

MUFG Union Bank, N.A.

350 California Street, Suite 2018

San Francisco, California 94104

Pershing, LLC

One Pershing Plaza

Jersey City, New Jersey 07399

Item 34.	Management Services Not Discussed in Parts A or B

Inapplicable

Item 35.	Undertakings

Inapplicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 (the “Securities Act”) and the Investment Company Act of 1940, each as amended, the Registrant certifies that the Fund has caused this Post-Effective Amendment (“PEA”) to the Registrant’s Registration Statement on Form N-1A, under Rule 485(a)(1) under the Securities Act, to be signed below on its behalf by the undersigned, thereto duly authorized, in Cincinnati, Ohio on May 19, 2021.

ULTIMUS MANAGERS TRUST

By:	/s/ Todd E. Heim
Todd E. Heim
President

Pursuant to the requirements of the Securities Act, this PEA has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ David R. Carson	Trustee	May 19, 2021
David R. Carson

*	Trustee	May 19, 2021
David M. Deptula

*	Trustee	May 19, 2021
Janine L. Cohen

*	Trustee	May 19, 2021
Jacqueline A. Williams

*	Trustee	May 19, 2021
Clifford N. Schireson

*	Trustee	May 19, 2021
Robert E. Morrison

/s/ Jennifer L. Leamer	Treasurer/Controller/Principal Financial Officer	May 19, 2021
Jennifer L. Leamer

/s/ David R. Carson	Vice President	May 19, 2021
David R. Carson

/s/ Natalie S. Anderson	Attorney-in-Fact*	May 19, 2021
Natalie S. Anderson